PROSPECTUS

                                                                  (PIONEER LOGO)

                                  $234,500,000

                          PIONEER FLOATING RATE TRUST

                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            3,130 SHARES, SERIES M7
                            3,125 SHARES, SERIES W7
                            3,125 SHARES, SERIES TH7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ----------------------
     Pioneer Floating Rate Trust (the "Fund") is offering 3,130 Series M7 Auction Market Preferred Shares, 3,125 Series W7 Auction Market Preferred Shares and 3,125 Series TH7 Auction Market Preferred Shares. The shares are referred to in this prospectus as "AMPS." The Fund is a recently organized, non-diversified, closed-end management investment company. The AMPS do not have a maturity date but are subject to mandatory redemption in certain circumstances. Any series of AMPS may be redeemed, in whole or in part, at the option of the Fund at any time, subject to certain circumstances. Dividends on the AMPS will be cumulative from the date the shares are issued.

     Investment Objectives. The Fund's primary investment objective is to provide a high level of current income. As a secondary investment objective, the Fund seeks preservation of capital to the extent consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

     Portfolio Contents. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans ("Senior Loans"), all or any portion of which may be below investment grade ("junk") obligations. Senior Loans are made to corporations, partnerships and other business entities that operate in various industries and geographical regions, including non-U.S. borrowers. Senior Loans pay interest at rates that are redetermined periodically on the basis of a floating base lending rate plus a premium. The Fund also may invest in other floating and variable rate instruments, including second lien loans, and in high yield corporate bonds. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the investment subadviser to be of equivalent credit quality, commonly referred to as "junk bonds" (which include below investment grade "junk" obligations). The Fund may invest all or any portion of its assets in securities of issuers that are in default or that are in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio or a minimum portion of its portfolio that must be rated investment grade. The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.
                                                   (continued on following page)

     INVESTING IN THE AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 49 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.
                             ----------------------

                                                              PER SHARE      TOTAL
                                                              ---------      -----
Public offering price (1)...................................   $25,000    $234,500,000
Sales load..................................................      $250      $2,345,000
Estimated offering expenses.................................    $33.05        $310,000
Proceeds, after expenses, to the Fund.......................   $24,717    $231,845,000

      (1) Plus accumulated dividends, if any, from the date the AMPS are issued.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery, in book-entry form only, through the facilities of The Depository Trust Company on or about March 28, 2005.
                             ----------------------
MERRILL LYNCH & CO.
                                   UBS INVESTMENT BANK
                                                            CITIGROUP
                             ----------------------

                 The date of this prospectus is March 23, 2005.

(continued from previous page)

      Non-investment grade securities, commonly referred to as junk bonds, are obligations that are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody's Investors Service, Inc. ("Moody's") or BB and below by Standard & Poor's Ratings Group ("S&P")), or if unrated, are determined by the Fund's investment subadviser, Highland Capital Management, L.P. (the "Subadviser"), to be of comparable quality. Investment in securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Because Senior Loans are senior in a borrower's capital structure and often are secured by specific collateral, the Subadviser believes, based on its experience, that Senior Loans generally have more favorable loss recovery rates compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Subadviser's prior experience or that the Senior Loans will achieve any specific loan recovery rate.

      Investment Adviser. Pioneer Investment Management, Inc. is the Fund's investment adviser (the "Adviser"). As of December 31, 2004, the Adviser had over $42 billion in assets under management. The Adviser has engaged Highland Capital Management, L.P. to act as the Fund's investment subadviser and manage the Fund's investments. As of December 31, 2004, the Subadviser had approximately $11.9 billion in assets under management. See "Management of the Fund."

      You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the AMPS, and retain it for future reference. A Statement of Additional Information, dated March 23, 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 88 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6292 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov). The Fund's registration number under the Investment Company Act of 1940, as amended (the "1940 Act"), is 811-21654. You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

      The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.

      The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      The Fund is offering 3,130 Series M7 AMPS, 3,125 Series W7 AMPS and 3,125 Series TH7 AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares as to distribution of assets, as described in this prospectus. It is a condition of closing this offering that the AMPS be assigned a rating of Aaa by Moody's and AAA by Fitch, Inc. ("Fitch").

      The dividend rate for the initial dividend period will be 3.00% for Series M7 AMPS, 3.00% for Series W7 AMPS and 3.00% for Series TH7 AMPS. The initial dividend period for Series M7 AMPS is from the date of issuance through April 4, 2005. The initial dividend period for Series W7 AMPS is from the date of issuance through April 6, 2005. The initial dividend period for Series TH7 AMPS is from the date of issuance through April 7, 2005. For subsequent periods, AMPS will pay dividends based on a rate set at auction, usually held every seven days. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

      THE AMPS WILL NOT BE LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL AMPS THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH CERTAIN BROKER-DEALERS OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    5
Financial Highlights (Unaudited)............................   31
The Fund....................................................   33
Use of Proceeds.............................................   33
Capitalization (Unaudited)..................................   33
Portfolio Composition.......................................   34
Investment Objectives and Principal Investment Strategies...   35
Portfolio Contents..........................................   38
Risk Factors................................................   49
Management of the Fund......................................   58
Description of AMPS.........................................   62
The Auction.................................................   72
Federal Income Tax Matters..................................   79
Net Asset Value.............................................   82
Description of Common Shares................................   83
Underwriting................................................   86
Administrator, Custodian, Transfer Agent, Registrar and
  Dividend Disbursing Agent.................................   87
Validity of Shares..........................................   87
Table of Contents of the Statement of Additional
  Information...............................................   88

                             ---------------------

      You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this prospectus.

                         PRIVACY PRINCIPLES OF THE FUND

      The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

      Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

      The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Fund's privacy policies, please visit http://www.pioneerfunds.com.

                               PROSPECTUS SUMMARY

      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's AMPS, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in this prospectus, the Statement of Additional Information and the Fund's Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix C to the Statement of Additional Information.

THE FUND....................  The Pioneer Floating Rate Trust (the "Fund") is a
                              recently organized, non-diversified, closed-end management investment company. The Fund closed an initial public offering of 22,500,000 common shares of beneficial interest, no par value, and commenced investment operations on December 28, 2004. The Fund's common shares are traded on the New York Stock Exchange under the symbol "PHD." As of March 11, 2005, the Fund had 24,330,240 common shares outstanding and had net assets of $468,797,390. Pioneer Investment Management, Inc. is the Fund's investment adviser. The Adviser has engaged Highland Capital Management, L.P. to act as the Fund's investment subadviser to manage the Fund's investments. The Fund's principal offices are located at 60 State Street, Boston, Massachusetts 02109. See "The Fund."

THE OFFERING................  The Fund is offering an aggregate of 3,130 shares of Series M7 AMPS, 3,125 shares of Series W7 AMPS and 3,125 shares of Series TH7 AMPS, each at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS. The AMPS are being offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

                              The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for successive dividend periods. In general, except as described under "Dividends and Dividend Periods" below and "Description of AMPS -- Dividends and Dividend Periods," the dividend period for each series of AMPS will be seven days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the dividend rate for any dividend period by an auction conducted on the business day immediately prior to the start of that dividend period. See "The Auction."

                              The AMPS are not listed on an exchange. Instead, investors may buy or sell AMPS at an auction by submitting orders to broker-dealers ("Broker-Dealers") that have entered into an agreement with the Auction Agent (a "Broker-Dealer Agreement") or to broker-dealers that have entered into separate agreements with a Broker-Dealer.

                              Generally, investors in the AMPS will not receive certificates representing ownership of their shares. The Depositary Trust Company or any successor (the "Securities Depositary") or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of AMPS in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.

INVESTMENT OBJECTIVES AND
  PRINCIPAL INVESTMENT
  STRATEGIES................  Investment Objectives.  The Fund's primary investment objective is to provide a high level of current income. As a secondary investment objective, the Fund seeks preservation of capital to the extent consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

                              Principal Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans ("Senior Loans"). The Fund also may invest in other floating and variable rate instruments, including second lien loans, and high yield, high risk corporate bonds, investment grade fixed-income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

                              The Subadviser uses a fundamental research approach in selecting the Fund's investments and seeks to invest in those sectors, industries and companies that provide value on a relative basis. The Subadviser seeks to identify those companies that are dominant players in their industries and generally does not invest in securities of issuers that it believes cannot be adequately researched. The Subadviser's process focuses on those issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage, have an experienced management team and demonstrate net tangible asset protection.

                              The Subadviser's investment philosophy is based on the belief that fundamental research and a disciplined asset acquisition/disposition process will produce superior long-term results. The Subadviser's investment process combines an economic and industry overlay with a disciplined securities selection process. The Subadviser's economic and industry overlay utilizes a variety of macro and economic variables to identify broad market sectors that the Subadviser believes have positive fundamentals. Within these broad sectors, the Subadviser targets specific industries that appear to have, in the Subadviser's view, the most promising prospects under current market conditions. Within a targeted industry, the Subadviser engages in a disciplined securities selection process. In this process, the Subadviser conducts an extensive analysis of issuers within the targeted industry to identify issuers that appear to have the most favorable prospects for improving financial condition. The Subadviser also reviews the terms of the agreements documenting the Senior Loans to seek to identify those Senior Loans that have the most favorable risk and return characteristics. Based on this analysis, the Subadviser constructs and actively manages a portfolio of Senior Loans. The Subadviser's goal is to achieve the highest potential level of current income with the lowest potential volatility over long periods of time. The Fund intends to manage the liquidity of the Fund so that, in the event the Fund is required to redeem any AMPS because it has failed to meet the rating agencies' guidelines, the Fund will be able to satisfy such redemption obligations.

                              Duration Management. The Subadviser expects that the average effective duration of the Fund's portfolio of Senior Loans will normally be between zero and 1.5 years, reflecting the Fund's focus on floating rate instruments. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. The market price of a fixed-income security with a duration of six years would be expected to increase or decline twice as much as the market price of a security with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Because the interest rate on Senior Loans held by the Fund will reset at short-term intervals, the duration of Senior Loans will be shorter than a fixed income security with a comparable term to maturity. The Subadviser can manage the duration of the portfolio by selecting Senior Loans with different interest rate reset periods and final maturity dates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a fixed-income security's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund's portfolio of Senior Loans, the Subadviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

                              Credit Management. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade or are unrated but determined by the Subadviser to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio nor a minimum portion of its portfolio that must be rated investment grade. The Subadviser's staff monitors the credit quality and price of Senior Loans and other securities held by the Fund, as well as other securities that are available to the Fund. Although the Subadviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular Senior Loan or other security, whether rated or unrated, the Subadviser generally gives equal weight to the security's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

PORTFOLIO CONTENTS..........  Senior Loans.  Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of Senior Loans frequently are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Interbank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

                              The Fund may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund's assets.

                              The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

                              Senior Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled installments of interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy a borrower's obligation in the event of non-payment of scheduled installments of interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could result in a loss to the Fund negatively affecting the Fund's performance.

                              Many loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of Senior Loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Subadviser will consider, and may rely in part, on analyses performed by others. The Subadviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of Senior Loans held by the Fund may be rated below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because Senior Loans are senior to subordinated creditors and stockholders in a borrower's capital structure and are often secured by specific collateral, the Subadviser believes, based on its experience, that Senior Loans have more favorable loss recovery rates as compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Subadviser's prior experience or that the Senior Loans will achieve any specific loan recovery rate.

                              The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody's or D by S&P). Debt securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, the results of which are uncertain and expensive. This may increase operating expenses and adversely affect net asset value. The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest or principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the Fund's ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities. Because of the greater number of investment considerations involved in investing in high yield, high risk Senior Loans and bonds, the achievement of the Fund's objectives depends more on the Subadviser's judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories.

                              No active trading market may exist for many Senior Loans, and some Senior Loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Any secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Fund to realize full value on the disposition of an illiquid Senior Loan and cause a material decline in the Fund's net asset value.

                              Investing in Senior Loans involves investment risk. Some borrowers default on their Senior Loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See "Risk Factors."

                              Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Fund may invest are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Subadviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

                              The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund's primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions at times and at prices that the Adviser believes do not reflect the intrinsic value of such securities.

OTHER INVESTMENTS...........  Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

HEDGING AND INTEREST RATE
  TRANSACTIONS..............  The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of Senior Loans or other securities held in or to be purchased for the Fund's portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Under normal market conditions, up to 20% of the Fund's assets may be invested in instruments other than Senior Loans, including derivative securities.

USE OF LEVERAGE BY THE
FUND........................  The Fund expects to utilize financial leverage on an ongoing basis for investment purposes, such as through the issuance of the AMPS. After completion of the offering of the AMPS, the Fund anticipates its total leverage from the issuance of AMPS will be approximately 33 1/3% of the Fund's total assets. This amount may change but the Fund will not incur additional leverage if the total leverage would exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares or incur indebtedness, which would further leverage the Fund, the Fund does not currently intend to offer preferred shares other than the AMPS offered hereby or to incur indebtedness, other than short-term credits in connection with the settlements of portfolio transactions. The Fund may also invest in derivative instruments, each of which may amplify the effects of leverage in the Fund's portfolio since the value of the derivative instruments may be more volatile than the Senior Loans in which the Fund primarily invests.

                              The Fund generally will not utilize leverage if the Adviser anticipates that leverage would result in a lower return to holders of the common shares over time. Use of financial leverage creates an opportunity for increased income for the holders of the common shares but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the common shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the AMPS) is utilized, giving the Adviser an incentive to utilize leverage.

SPECIAL RISK
CONSIDERATIONS..............  The following is a summary of the principal risks of investing in the AMPS. You should read the fuller discussion in this prospectus under "Risk Factors" beginning on page 49.

                              Risks of Investing in AMPS. The primary risks of investing in AMPS are:

                              - If an auction fails you may not be able to sell
                                some or all of your shares.

                              - Because of the nature of the market for AMPS,
                                you may receive less than the price you paid for your AMPS if you sell them outside of the auction, especially when market interest rates are rising.

                              - A rating agency could, at any time, downgrade or
                                withdraw its rating assigned to the AMPS without prior notice to the Fund or shareholders. Any downgrading or withdrawal of rating could affect the liquidity of the AMPS in an auction.

                              - The Fund may be forced to redeem AMPS to meet
                                regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances.

                              - In certain circumstances, the Fund may not earn
                                sufficient income from its investments to pay dividends on the AMPS.

                              - If interest rates rise, the value of the Fund's
                                investment portfolio will decline, reducing the asset coverage for AMPS.

                              Leverage Risk. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of the net asset value of the Fund and the value of assets serving as asset coverage for the AMPS.

                              Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The Fund may invest the proceeds from the issuance of the AMPS in Senior Loans which pay interest based upon rates that float with changes in interest rates, similar to short-term rates. The interest rates on Senior Loans are typically, although not always, higher than shorter-term interest rates of securities with a AAA/Aaa credit rating, which is the credit rating the Fund anticipates receiving from Moody's and Fitch on the AMPS. Shorter-term rates, including the floating rates paid on the Fund's portfolio of Senior Loans, can be expected to fluctuate. If shorter-term interest rates rise, dividend rates on the AMPS may also rise since the auction setting the dividends on AMPS will compete for investors with other short-term instruments. This rise in dividends rates could result in the amount of dividends to be paid to holders of AMPS exceeding the income from the Senior Loans purchased by the Fund with the proceeds from the sale of the AMPS. Similarly, the anticipated differential on the rate anticipated to be paid on the AMPS and the Fund's portfolio of Senior Loans would decline or be eliminated if, in the future, the rating agencies lower the rating assigned to the AMPS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the AMPS would be jeopardized.

                              Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of AMPS, which could also affect the liquidity of your investment.

                              As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

                              Secondary Market Risk. If you try to sell your AMPS between auctions you may not be able to sell any or all of your AMPS or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market. You may transfer AMPS outside of auctions only to or through a Broker-Dealer that has entered into a Broker-Dealer Agreement, or other person as the Fund permits.

                              Securities and Exchange Commission Inquiries. The Underwriters have advised the Fund that the Underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of the Underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, the Underwriters are engaging in discussions with the Securities and Exchange Commission staff concerning its inquiry. Neither the Underwriters nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the AMPS or the auctions.

                              Ratings and Asset Coverage Risk. While it is expected that Moody's will assign a rating of Aaa to the AMPS and Fitch will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market and may materially and adversely affect the value of the AMPS if sold outside an auction. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem, at a time that is not favorable to the Fund or its shareholders, a sufficient number of AMPS in order to return to compliance with the asset coverage ratios.

                              Restrictions on Dividends and Other
                              Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes.

                              GENERAL RISKS OF INVESTING IN THE FUND. The Fund is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

                              Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company and has a limited operating history and a limited history of public trading.

                              Non-Diversified Status Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Risks
                              Factors -- Non-Diversified Status Risk" and
                              "Federal Income Tax Matters."

                              Interest Rate Risk. The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. The Fund will primarily invest in floating rate obligations, including Senior Loans, the rate on which periodically adjusts with changes in interest rates.

                              Until the interest rates on the floating rate obligations in its portfolio reset, the Fund's income also would likely be affected adversely when prevailing short term interest rates increase and the Fund is using leverage.

                              To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate, which is payable on loans of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan's value based on changes in the market spread on Senior Loans in the Fund's portfolio may be of longer duration.

                              Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund invests the proceeds, repayment or sale of Senior Loans or other obligations into lower yielding instruments or Senior Loans with a lower spread over the base lending rate. A decline in income could affect the common shares' distribution rate and their overall return.

                              Senior Loans Risk. The Fund's investments in Senior Loans are typically below investment grade, commonly referred to as "junk bonds," and are considered speculative because of the credit risk of their issuers. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

                              In order to borrow money pursuant to a
                              collateralized Senior Loan, a borrower will typically, for the term of the Senior Loan, pledge as collateral assets, which may include one or more of the following: accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a Senior Loan. Although a Senior Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries. For example, if a holding company were to issue a Senior Loan, even if that borrower pledges the capital stock of its subsidiaries to secure the obligations under the Senior Loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the Senior Loan issued by the holding company. Similarly, in the event of bankruptcy proceedings involving the borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the borrower. The Fund does not have a policy limiting the Fund's investment in Senior Loans that may be secured by similar types of collateral. Nor does the Fund have a policy requiring that any specific Senior Loan have a minimum ratio of the value of the collateral to the value of the Senior Loan. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. In certain circumstances, it is possible that the Fund or the agent bank of the Senior Loan may receive actual possession of the collateral and the Fund would incur the cost of maintaining and disposing of the collateral. The Fund may also invest in Senior Loans that are not secured by collateral.

                              Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

                              Credit Risk and Junk Bond Risk. Credit risk is the risk that an issuer of a Senior Loan or other debt security will become unable to meet its obligation to make interest and principal payments.

                              The Fund may invest all or a substantial portion of its assets in Senior Loans and other debt securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Subadviser to be of comparable credit quality. Investment in Senior Loans and other fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for fixed income securities of below-investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

                              -   increased price sensitivity to changing
                                  interest rates and to a deteriorating economic environment;

                              -   greater risk of loss due to default or
                                  declining credit quality;

                              - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

                              - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

                              Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                              Issuer Risk.  The value of corporate
                              income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                              Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to common shareholders.

                              Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure.

                              Foreign Securities Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include

                              - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

                              - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Subadviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

                              -   Currency exchange rates or controls may
                                  adversely affect the value of the Fund's investments.

                              - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

                              - Withholdings and other non-U.S. taxes may decrease the Fund's return.

                              Currency Risk. A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

                              Liquidity Risk. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Fund will invest. Where a secondary market exists, such market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most Senior Loans are valued by an independent pricing service that uses market quotations of investors and traders in Senior Loans. In other cases, Senior Loans are valued at their fair value in accordance with procedures approved by the Board of Trustees.

                              Derivatives Risk. Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party that entered into the derivative contract defaults on its obligation. Certain derivatives, such as over-the-counter options, may be less liquid and more difficult to value than exchange traded options and futures. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of Senior Loans or other securities held in or to be purchased for the Fund's portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some of these uses, such as the use of derivatives to manage interest rate exposure or as a substitute for the purchase of securities, may be deemed to be speculative.

                              Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. In addition, such legislation could depress the market value of Senior Loans.

                              Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, below investment grade securities tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of junk bonds and Senior Loans than on higher rated fixed income securities.

                              Anti-Takeover Provisions Risk.  The Fund's
                              Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

INVESTMENT ADVISER..........  Pioneer Investment Management, Inc. is the Fund's
                              investment adviser. The Adviser has engaged
                              Highland Capital Management, L.P. to act as investment subadviser to the Fund to manage the Fund's portfolio. The Subadviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objectives and principal investment strategies. The Subadviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities.

                              The Adviser or its predecessors have been managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of December 31, 2004, assets under management by the Adviser and its affiliates were approximately $175 billion worldwide, including over $42 billion in assets under management by the Adviser. The Adviser supervises the Subadviser's investments on behalf of the Fund, supervises the Fund's compliance program and provides for the general management of the business affairs of the Fund.

                              The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to .70% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to any financial leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares, including the AMPS, is not a liability. The fee is accrued daily and payable monthly. Because the Adviser's fee is based upon managed assets, the Adviser may have an incentive to leverage the Fund, including through the issuance of the AMPS.

                              The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlements), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), or any other nonrecurring or non-operating expenses) to .95% of the Fund's average daily managed assets.

                              Highland Capital Management, L.P. serves as the investment subadviser to the Fund. In this capacity, the Subadviser is responsible for the selection and on-going monitoring of the assets in the Fund's investment portfolio. The Subadviser is a Delaware limited partnership founded in 1993. The principal office of the Subadviser is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240. The Subadviser also maintains an office at 245 Park Avenue, 39th Floor, New York, New York 10167. The Subadviser's expertise in managing portfolios of Senior Loans and structured finance assets is particularly suited to the Fund's focus on Senior Loans. As of December 31, 2004, the Subadviser had approximately $11.9 billion in assets under management.

                              The Adviser, and not the Fund, will pay a portion of the fees it receives from the Fund to the Subadviser in return for the Subadviser's services.

TRADING MARKET..............  The AMPS will not be listed on an exchange.
                              Instead, you may buy or sell AMPS at an auction that normally is held every seven days, by submitting orders to a Broker-Dealer or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions but may discontinue this activity at any time. There is no assurance that a secondary market will provide holders of AMPS with liquidity. You may transfer AMPS outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS AND
  DIVIDEND PERIODS..........  The "dividend period," with respect to shares of a series of AMPS, is the period from and including the date of original issue of shares of such series to but excluding the initial dividend payment date for shares of such series, and for any dividend period thereafter from and including the dividend payment date for shares of such series to but excluding the next succeeding dividend payment date for shares of such series. Subject to certain conditions, the Fund may elect a "special dividend period," which is a dividend period of more than seven days. A special dividend period is a "short-term dividend period" if it consists of a specified number of days, evenly divisible by seven (other than seven days) and not more than 364, or a "long-term dividend period" if it consists of a specific period of one whole year or more but not greater than five years. The "dividend payment date" for each series of AMPS,
                              (i) with respect to any seven day dividend period or any short-term dividend period of 35 or fewer days, is the business day next succeeding the last day of that dividend period and (ii) with respect to any short-term dividend period of more than 35 days and with respect to any long-term dividend period, is the first business day of each month and the business day next succeeding the last day of such dividend period. A "business day" is a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

                              The AMPS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive dividend periods for such shares. The applicable rate for a particular dividend period will be determined by an auction conducted on the business day immediately preceding the start of such dividend period.

                              The table below shows the initial dividend rate, the dividend payment date, subsequent dividend payment day and the number of days for the initial dividend period of the AMPS offered in this prospectus.

                                                     DIVIDEND PAYMENT     SUBSEQUENT     NUMBER OF DAYS IN
                                         INITIAL     DATE FOR INITIAL  DIVIDEND PAYMENT  INITIAL DIVIDEND
                              SERIES  DIVIDEND RATE  DIVIDEND PERIOD         DAY              PERIOD
                              ------  -------------  ----------------  ----------------  -----------------
                              M7          3.00%         April 5, 2005      Tuesday               8
                              W7          3.00%         April 7, 2005      Thursday             10
                              TH7         3.00%         April 8, 2005       Friday              11

                              After the initial dividend period, each subsequent dividend period will generally consist of seven days; provided, however, that prior to any auction, the Fund may elect, subject to certain limitations and upon notice to holders of AMPS of the applicable series, a special dividend period for any or all series. The rate set at auction may not exceed the maximum applicable rate. See "Description of AMPS -- Dividends and Dividend Periods." Dividends on the AMPS will be cumulative from the date the shares are first issued and will be paid out of legally available funds.

                              Determination of Maximum Applicable
                              Rate. Generally, the applicable rate for any regular dividend period for AMPS will not be more than the maximum applicable rate attributable to such shares. The maximum applicable rate for each series of AMPS will depend on the credit rating assigned to such shares and on the duration of the dividend period. The maximum applicable rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate (the "Reference Rate") is the applicable LIBOR Rate (as defined in "Description of AMPS -- Dividends and Dividend Periods -- Determination of Maximum Applicable Rate") for a dividend period of fewer than 365 days or the applicable Treasury Index Rate (as defined in "Description of AMPS -- Dividends and Dividend Periods -- Determination of Maximum Applicable Rate") for a dividend period of 365 days or more. The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Fund's Board of Trustees after consultation with the lead Broker-Dealer, initially Merrill Lynch. In the case of a special dividend period, the maximum applicable rate will be specified by the Fund in the notice of the special dividend period for such special dividend payment period.

                              The applicable percentage and spread are as follows:

                                               APPLICABLE PERCENTAGE PAYMENT TABLE
                              ----------------------------------------------------------------------
                                    CREDIT RATINGS         APPLICABLE PERCENTAGE   APPLICABLE SPREAD
                              ---------------------------  ---------------------   -----------------
                                 MOODY'S        FITCH
                              -------------  ------------
                                   Aaa           AAA                125%                 1.25%
                               Aa3 to Aa1     AA- to AA+            150%                 1.50%
                                A3 to A1       A- to A+             200%                 2.00%
                              Baa3 to Baa1   BBB- to BBB+           250%                 2.50%
                                               BB+ and
                              Ba1 and lower     lower               300%                 3.00%

                              There is no minimum applicable rate in respect of any dividend period. See "Description of AMPS -- Dividends and Dividend Periods."

                              Assuming the Fund maintains a Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

                                                      MAXIMUM               MAXIMUM        METHOD USED TO
                                                  APPLICABLE RATE       APPLICABLE RATE     DETERMINE THE
                                                     USING THE             USING THE           MAXIMUM
                              REFERENCE RATE   APPLICABLE PERCENTAGE   APPLICABLE SPREAD   APPLICABLE RATE
                              --------------   ---------------------   -----------------   ---------------
                                    1%                 1.25%                 2.25%             Spread
                                    2%                 2.50%                 3.25%             Spread
                                    3%                 3.75%                 4.25%             Spread
                                    4%                 5.00%                 5.25%             Spread
                                    5%                 6.25%                 6.25%             Either
                                    6%                 7.50%                 7.25%           Percentage

                              Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such a deposit will result in the cancellation of any auction and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the Reference Rate. The Fund does not intend to establish any reserves for the payment of dividends.

RATINGS.....................  The AMPS are expected to receive a rating of Aaa from Moody's and AAA from Fitch. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on information obtained from the Fund and other sources. The ratings may be changed, suspended, or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of AMPS -- Rating Agency Guidelines and Asset Coverage."

REDEMPTION..................  The Fund is required to redeem AMPS if the Fund does not meet the asset coverage ratio required by the 1940 Act, or to correct a failure to meet a rating agency guideline in a timely manner. The Fund may voluntarily redeem AMPS, in whole or in part, subject to certain conditions. See "Description of AMPS -- Redemption" and "Description of AMPS -- Rating Agency Guidelines and Asset Coverage."

ASSET MAINTENANCE...........  Under the Statement, which establishes and fixes the rights and preferences of the shares of each series of AMPS, the Fund must maintain asset coverage of the AMPS as required by the rating agency or agencies rating the AMPS (the "Preferred Shares Basic Maintenance Amount"). The Preferred Shares Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the AMPS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares (plus redemption premium, if any), and (b) certain accrued and projected dividend and other payment obligations of the Fund. Moody's and Fitch have each established separate guidelines for calculating discounted value of the Fund's assets for purposes of this asset coverage test. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio.

                              As required by the 1940 Act, the Fund must also maintain asset coverage of at least 200% with respect to outstanding senior securities that are preferred stock, including the AMPS (the "1940 Act Preferred Share Asset Coverage").

                              In the event that the Fund does not satisfy these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See "Description of AMPS -- Redemption."

                              Based on the composition of the Fund's portfolio as of March 11, 2005, the asset coverage of the AMPS, as measured pursuant to the 1940 Act, would be approximately 299% if the Fund were to issue AMPS representing approximately 33.5% of the Fund's managed assets.

MANDATORY REDEMPTION........  If the Preferred Shares Basic Maintenance Amount
                              or the 1940 Act Preferred Share Asset Coverage is not maintained or restored as specified herein, the AMPS will be subject to mandatory redemption, out of funds legally available therefore, at the mandatory redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. Any such redemption will be limited to the minimum number of AMPS necessary to restore the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act.

OPTIONAL REDEMPTION.........  The AMPS are redeemable at the option of the Fund, as a whole or in part, on any dividend payment date (except on an initial dividend payment date or a special dividend period with respect to which the Fund has agreed not to redeem AMPS voluntarily (a "Non-Call Period")) at the optional redemption price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. A "Premium Call Period" is a period during which AMPS are only redeemable at the option of the Fund at a price per share equal to $25,000 plus accumulated but unpaid dividends, plus a premium.

LIQUIDATION PREFERENCE......  The liquidation preference for shares of AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not declared. See "Description of AMPS -- Liquidation."

VOTING RIGHTS...............  The holders of preferred shares, including the
                              AMPS, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times. Such holders also have the right to elect a majority of the Trustees in the event that two years' dividends on such preferred shares are unpaid. In each case, the remaining Trustees will be elected by holders of common shares and preferred shares, including the AMPS, voting together as a single class. The holders of preferred shares, including the AMPS, will vote as a separate class or classes on certain other matters required under the Statement, the 1940 Act and Delaware law. See "Description of AMPS -- Voting Rights," and "Description of Common Shares -- Certain Provisions of the Agreement and Declaration of Trust and By-Laws."

AUCTION PROCEDURES..........  Separate auctions will be conducted for each series of AMPS. Unless otherwise permitted by the Fund, investors may only participate in auctions through their Broker-Dealers. The process for determining the applicable rate on the AMPS described in this section is referred to as the "Auction Procedures" and each setting of the applicable rate is referred to as an "auction."

                              Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a beneficial owner of such shares may submit the following types of orders with respect to shares to that Broker-Dealer:

                              1. Hold Order -- indicating its desire to hold
                                 shares of such series without regard to the applicable rate for the next dividend period.

                              2. Bid -- indicating its desire to purchase or
                                 hold the indicated number of shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

                              3. Sell Order -- indicating its desire to sell
                                 shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

                              A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of AMPS then held by the beneficial owner. A beneficial owner of shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a special dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

                              A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.

                              The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these Auction Procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

                              There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

                              If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS of a series are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the minimum dividend period and the applicable rate for the next dividend period will be 90% of the Reference Rate on the date of the applicable auction.

                              The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

                              The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

                              Current Holder A........  Owns 500 shares,    Bid order of 4.1%
                                                        wants to sell all   rate for all 500
                                                        500 shares if       shares
                                                        auction rate is
                                                        less than 4.1%
                              Current Holder B........  Owns 300 shares,    Hold order -- will
                                                        wants to hold       take the auction
                                                                            rate
                              Current Holder C........  Owns 200 shares,    Bid order of 3.9%
                                                        wants to sell all   rate for all 200
                                                        200 shares if       shares
                                                        auction rate is
                                                        less than 3.9%
                              Potential Holder D......  Wants to buy 200    Places order to
                                                        shares              buy at or above
                                                                            4.0%
                              Potential Holder E......  Wants to buy 300    Places order to
                                                        shares              buy at or above
                                                                            3.9%
                              Potential Holder F......  Wants to buy 200    Places order to
                                                        shares              buy at or above
                                                                            4.1%

                              The lowest dividend rate that will result in all 1,000 AMPS in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

FEDERAL INCOME TAXATION.....  The Fund intends to take the position that under present law, the AMPS will constitute stock of the Fund. Distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under
                              Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. The dividends generally will be taxable as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends, if any, however, will be treated as long-term capital gains without regarding to the length of time the shareholder has held shares of the Fund.

ADMINISTRATOR, CUSTODIAN,
  TRANSFER AGENT, REGISTRAR
  AND DIVIDEND DISBURSING
  AGENT.....................  Pioneer Investment Management, Inc. serves as the
                              Fund's administrator and has appointed Princeton Administrators, L.P. to serve as the Fund's sub-administrator. Brown Brothers Harriman & Co. serves as the Fund's custodian. Deutsche Bank Trust Company Americas will serve as Auction Agent, transfer agent, dividend paying agent and registrar for the AMPS. Pioneer Investment Management Shareholder Services, Inc. serves as the Fund's transfer agent, registrar and dividend disbursing agent for the Fund's common shares. Mellon Investor Services LLC ("Mellon") serves as the sub-transfer agent, sub-registrar and sub-dividend paying agent for the Fund's common shares.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

      Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on December 23, 2004 through January 31, 2005. Since the Fund was recently organized and commenced investment operations on December 23, 2004, the table covers approximately one month of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objectives and principal investment strategies. Accordingly, the information presented does not provide a meaningful picture of the Fund's future operating performance.

                                                                 FOR THE PERIOD
                                                                      FROM
                                                              DECEMBER 23, 2004(1)
                                                                    THROUGH
                                                                JANUARY 31, 2005
                                                                  (UNAUDITED)
----------------------------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE(2)
Net asset value, beginning of period........................        $  19.10(5)
                                                                    --------
Increase (decrease) from investment operations:
  Net investment income.....................................            0.04
  Net realized and unrealized gain on investments...........            0.08
  Distributions to preferred shareowners from net investment
     income.................................................              --
                                                                    --------
  Net increase from investment operations...................        $   0.12
Capital charge with respect to issuance of common shares....           (0.04)
                                                                    --------
Net increase in net asset value.............................        $   0.08
                                                                    --------
Net asset value, end of period(3)...........................        $  19.18
                                                                    --------
Market value, end of period(3)..............................        $  20.00
                                                                    --------
  Total return at market value(6)...........................            0.00%
  Total return on NAV(7)....................................            0.42%
RATIOS TO AVERAGE NET ASSETS OF HOLDERS OF COMMON SHARES
  Net expenses(8)...........................................            0.84%(4)
  Net investment income before preferred share
     dividends(8)...........................................            2.00%(4)
  Preferred share dividends.................................              --%(4)
  Net investment income available to holders of Common
     Shares.................................................            2.00%(4)
Portfolio turnover..........................................            6.47%
Net assets of holders of Common Shares, end of period (in
  thousands)................................................        $432,563
Preferred shares outstanding (in thousands).................        $     --
Asset coverage per preferred share, end of period...........        $     --
Average market value per preferred share....................        $     --
Liquidation value per preferred share.......................        $     --
Ratios to average net assets of holders of Common Shares
  before reimbursement of organization expenses
  Net Expenses(8)...........................................            0.94%(4)
  Net investment income before preferred share
     dividends(8)...........................................            1.90%(4)
  Preferred share dividends.................................              --%(4)
  Net investment income available to holders of Common
     Shares.................................................            1.90%(4)

---------------

(1) Trust common shares were first publicly offered on December 23, 2004.

(2) The per share data presented above is based upon the average common shares outstanding for the period presented.

(3) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(4) Annualized.

(5) Net asset value immediately after the closing of the first public offering was $19.06.

(6) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions on the shares of the Trust. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.

(7) Total return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $.90, and the ending net asset value per share of $19.18.

(8) Ratios do not reflect the effect of dividend payments to preferred shareowners.

      The information above represents the unaudited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

                                    THE FUND

      Pioneer Floating Rate Trust is a recently organized, non-diversified, closed-end management investment company. The Fund was organized under the laws of the State of Delaware on October 6, 2004, and has registered under the 1940 Act. As a recently organized entity, the Fund has a limited operating history. The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

      On December 28, 2004, the Fund issued an aggregate of 22,550,000 common shares of beneficial interest, no par value, pursuant to an initial public offering. On February 4, 2005, the Fund issued an additional 1,775,000 common shares of beneficial interest, no par value, pursuant to an overallotment option. The Fund's common shares are traded on the New York Stock Exchange under the symbol "PHD."

      The following provides information about the Fund's outstanding shares as of March 11, 2005.

                                                 AMOUNT HELD BY
                                     AMOUNT    THE FUND OR FOR ITS    AMOUNT
TITLE OF CLASS                     AUTHORIZED        ACCOUNT        OUTSTANDING
--------------                     ----------  -------------------  -----------
Common Shares....................  Unlimited            0            24,330,240
Preferred Shares
  Series M7 AMPS.................  Unlimited            0                0
  Series W7 AMPS.................  Unlimited            0                0
  Series TH7 AMPS................  Unlimited            0                0

                                USE OF PROCEEDS

      The net proceeds of this offering will be approximately $231,845,000 after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and principal investment strategies as stated below. However, investments that, in the judgment of the Subadviser, are appropriate investments for the Fund may not be immediately available. Therefore, there will be an initial investment period of up to three months following the completion of this offering before the Fund is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objectives and Principal Investment Strategies."

                           CAPITALIZATION (UNAUDITED)

      The following table sets forth the capitalization of the Fund as of March 11, 2005, and as adjusted to give effect to the issuance of the AMPS offered hereby assuming the Fund issues 3,130 shares of Series M7 AMPS, 3,125 shares of Series W7 AMPS and 3,125 shares of Series TH7 AMPS representing approximately 33.5% of the Fund's total assets (including estimated offering expenses of $310,000 and a sales load of $250 per AMPS). The common shareholders' paid in capital is charged with the cost of issuance of the AMPS.

                                                   ACTUAL      AS ADJUSTED
                                                ------------   ------------
AMPS, $.0001 par value, $25,000 stated value
  per share, at liquidation value, including
  dividends payable; unlimited shares
  authorized (no shares issued; 9,380 shares
  issued, as adjusted)........................  $         --   $234,500,000
                                                ============   ============
Shareholder's Equity:
  Common shares, no par value per share;
     unlimited shares authorized, 24,330,240
     shares outstanding(1)....................  $463,734,584   $461,079,584
  Undistributed net investment income.........       560,855        560,855
  Accumulated net realized gain/loss on
     investments..............................       122,118        122,118
  Net unrealized appreciation/depreciation on
     investments..............................     4,665,205      4,665,205
  Net unrealized appreciation/depreciation on
     foreign currency transactions............      (285,372)      (285,372)
                                                ------------   ------------
  Net assets attributable to common shares....   468,797,390    466,142,390
                                                ------------   ------------
  Net assets, plus liquidation preferences of
     AMPS.....................................  $468,797,390   $700,642,390
                                                ============   ============

------------
(1) None of these outstanding shares are held by or for the account of the Fund.

                             PORTFOLIO COMPOSITION

      As of March 11, 2005, approximately 94.3% of the market value of the Fund's portfolio was invested in Senior Loans, approximately 1.5% of the market value of the Fund's portfolio was invested in other fixed-income securities and approximately 4.2% of the market value of the Fund's portfolio was invested in short-term debt securities. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of March 11, 2005, based on the lowest rating assigned each investment.

                                                          VALUE++
CREDIT RATING+                                             (000)     PERCENT
--------------                                            --------   -------
Senior Loans
  Aaa/AAA...............................................        --       --
  Aa/AA.................................................        --       --
  A/A...................................................        --       --
  Baa/BBB...............................................        --       --
  Ba/BB.................................................  $ 61,625     11.7%
  B/B...................................................   295,626     56.0
  Caa/CCC...............................................    36,623      6.9
  Unrated+++............................................   104,271     19.7
Other Fixed Income Securities
  B/B...................................................     3,577      0.7
  Caa/CCC...............................................     4,005      0.8
Short-Term
  Unrated...............................................    22,000      4.2
                                                          --------    -----
     TOTAL..............................................  $534,882    100.0%
                                                          ========    =====

------------
+ Ratings assigned by Moody's and S&P, respectively. These ratings are an assessment of the capacity and willingness of an issuer to pay the principal and interest on the securities being rated. The ratings are not a recommendation to purchase, hold or sell the securities being rated inasmuch as the rating does not comment as to market price or suitability for a particular investor. The meanings assigned by Moody's and S&P to their ratings are attached as an appendix to the Statement of Additional Information.

++ Value is determined using the Fund's valuation policies as described under the heading "Net Asset Value."

+++ Refers to securities that have not been rated by Moody's or S&P. See "Investment Objectives and Principal Investment Strategies."

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to provide a high level of current income. As a secondary investment objective, the Fund seeks preservation of capital to the extent consistent with its primary investment objective. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

      Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans ("Senior Loans"). Senior Loans are made to corporations, partnerships and other business entities that operate in various industries and geographical regions, including non-U.S. borrowers. Senior Loans pay interest at rates that are redetermined periodically on the basis of a floating base lending rate plus a premium. The Fund also may invest in other floating and variable rate senior instruments, including second lien loans, and high yield, high risk corporate bonds, investment grade fixed-income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

      The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade or are unrated but are determined by the Subadviser to be of equivalent credit quality. Non-investment grade securities, commonly referred to as "junk bonds," are obligations that are rated below investment grade by the national rating agencies that cover the obligation (i.e., Ba and below by Moody's or BB and below by S&P), or if unrated, are determined to be of comparable quality by the Subadviser. Investment in securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Because Senior Loans are senior in a borrower's capital structure and often are secured by specific collateral, the Subadviser believes, based on its experience, that Senior Loans generally have more favorable loss recovery rates compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Subadviser's prior experience or that the Senior Loans will achieve any specific loan recovery rate.

      The Subadviser's investment philosophy is based on the belief that fundamental research and a disciplined asset acquisition/disposition process will produce superior long-term results. The Subadviser's investment process combines an economic and industry overlay with a disciplined securities selection process. The Subadviser's economic and industry overlay utilizes a variety of macro and economic variables to identify broad market sectors that the Subadviser believes have positive fundamentals. Within these broad sectors, the Subadviser targets specific industries that appear to have, in the Subadviser's view, the most promising prospects under current market conditions. Within a targeted industry, the Subadviser engages in a disciplined securities selection process. In this process, the Subadviser conducts an extensive analysis of issuers within the targeted industry to identify issuers that appear to have the most favorable prospects for improving financial condition. The Subadviser also reviews the terms of the agreements documenting the Senior Loans to seek to identify those Senior Loans that have the most favorable risk and return characteristics. Based on this analysis, the Subadviser constructs and actively manages a portfolio of Senior Loans. The Subadviser's goal is to achieve the highest potential level of current income with the lowest potential volatility over long periods of time. The Fund intends to manage the liquidity of the Fund so that, in the event the Fund is required to redeem any AMPS because it has failed to meet the rating agencies' guidelines, the Fund will be able to satisfy such redemption obligations.

      Duration Management. Interest rates on Senior Loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is LIBOR, the Federal Reserve federal funds rate, the Prime Rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The Subadviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.

      The Subadviser expects that the average effective duration of the Fund's portfolio of Senior Loans will normally be between zero and 1.5 years, reflecting the Fund's focus on floating rate instruments. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. The market price of a fixed-income security with a duration of six years would be expected to increase or decline twice as much as the market price of a security with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Because the interest rate on Senior Loans held by the Fund will reset at short-term intervals, the duration of Senior Loans will be shorter than a fixed income security with a comparable term to maturity. The Subadviser can manage the duration of the portfolio by selecting Senior Loans with different interest rate reset periods and final maturity dates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a fixed-income security's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund's portfolio, the Subadviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

      Loans in which the Fund invests typically have interest rates that reset at least quarterly and may reset as frequently as daily. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. Longer interest rate reset periods generally will increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of a loan. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease.

      During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because the assets in which the Fund primarily invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans. Because the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

      To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

      Credit Management. The Subadviser's staff monitors the credit quality and price of Senior Loans and other securities held by the Fund, as well as other securities that are available to the Fund. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade or are unrated but are determined by the Subadviser to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio nor a minimum portion of its portfolio that must be rated investment grade. Although the Subadviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular Senior Loan or other security, whether rated or unrated, the Subadviser generally gives equal weight to the security's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

OTHER INVESTMENTS

      Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

                               PORTFOLIO CONTENTS

SECURITIES RATINGS

      Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.

      The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Subadviser will use the highest rating in applying its investment policies.

SENIOR LOANS

      Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

      The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund also may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund's assets.

      Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

      Many loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of Senior Loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Subadviser will consider, and may rely in part, on analyses performed by others. The Subadviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of Senior Loans in the Fund may be rated below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because Senior Loans are senior in a borrower's capital structure and are often secured by specific collateral, the Subadviser believes that Senior Loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Subadviser's prior experience or that the Fund's Senior Loans will achieve any specific loss recovery rates.

      The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody's or D by S&P). Debt securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, the results of which are uncertain and expensive. This may increase operating expenses and adversely affect net asset value. The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest or principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund's objectives depends more on the Subadviser's judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories.

      No active trading market may exist for many Senior Loans, and some Senior Loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid Senior Loan, and cause a material decline in the Fund's net asset value.

      The Fund may invest up to 10% of total assets in obligations of non-U.S. issuers, predominantly in developed countries, but the Fund may also invest in securities of emerging market issuers. The value of obligations of non-U.S. issuers is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States.

      Use of Agents. Senior Loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a Senior Loan. In a typical Senior Loan, the agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of those payments to the credit of all lenders that are parties to the loan agreement. The Fund generally will rely on the agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under a loan agreement, the agent is given broad discretion in monitoring the borrower's performance under the loan agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the agent typically will act to enforce the loan agreement after instruction from lenders holding a majority of the Senior Loan. The borrower compensates the agent for the agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The typical practice of an agent in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

      Credit agreements may provide for the termination of the agent's status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in net asset value.

      Form of Investment. The Fund's investments in Senior Loans may take one of several forms, including acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party or acquiring a participation in a Senior Loan. When the

Fund is a member of the originating syndicate for a Senior Loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Subadviser to be creditworthy.

      Original Lender. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a Senior Loan, or releasing collateral securing a Senior Loan, among others, frequently require the unanimous vote or consent of all lenders affected.

      Assignments. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

      Participations. The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

      With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through set-off against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Subadviser considers the participating lender to be creditworthy.

      In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objectives and policies.

      Investing in Senior Loans involves investment risk. Some borrowers default on their Senior Loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See "Risk Factors."

OTHER FIXED INCOME SECURITIES

      The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Subadviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

      The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund's primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions at times and at prices that the Adviser believes do not reflect the intrinsic value of such securities.

SECOND LIEN LOANS AND DEBT OBLIGATIONS

      The Fund may invest in loans and other debt securities that have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like Senior Loans, typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

COLLATERALIZED LOAN OBLIGATIONS AND BOND OBLIGATIONS

      The Fund may invest in certain asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

      A collateralized loan obligation ("CLO") is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

      The Fund may also invest in collateralized bond obligations ("CBOs"), which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs.

CREDIT DEFAULT SWAP

      The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Subadviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk Factors -- Leverage Risk" in this prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

SENIOR LOAN BASED DERIVATIVES

      The Fund may obtain exposure to Senior Loans and baskets of Senior Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Subadviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Fund may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are Senior Loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.

CREDIT-LINKED NOTES

      The Fund may invest in credit-linked notes ("CLNs") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

COMMON STOCKS

      The Fund may acquire an interest in common stocks upon the default of a Senior Loan secured by such common stock. The Fund may also acquire warrants or other rights to purchase a borrower's common stock in connection with the making of a Senior Loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

PREFERRED SECURITIES

      The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

      Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

      Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

      Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

CONVERTIBLE SECURITIES

      The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

OTHER DEBT SECURITIES

      The Fund may invest in other debt securities. Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

MONEY MARKET INSTRUMENTS

      Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

U.S. GOVERNMENT SECURITIES

      U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the

U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

OTHER INVESTMENT COMPANIES

      The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company. However, the Adviser has obtained an exemptive order from the Securities and Exchange Commission that permits the Fund to invest cash balances in money market funds managed by the Adviser.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

EXCHANGE TRADED FUNDS

      Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

ZERO COUPON SECURITIES

      The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

STRATEGIC TRANSACTIONS

      In addition to the credit default swaps and Senior Loan bond derivatives discussed above the Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Subadviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. While the Fund reserves the ability to use these strategic transactions, the Subadviser does not anticipate that strategic transactions other than credit default swaps and Senior Loan bond derivatives will initially be a significant part of the Fund's investment approach. With changes in the market or the Subadviser's strategy, it is possible that these instruments may be a more significant part of the Fund's investment approach in the future.

      The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of Senior Loans or other securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Under normal market conditions, up to 20% of the Fund's assets may be invested in instruments other than Senior Loans, including derivative securities.

      Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Subadviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

      A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Subadviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

LENDING OF PORTFOLIO SECURITIES

      The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Subadviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms.

PORTFOLIO TURNOVER

      It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

                                  RISK FACTORS

      Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

RISKS OF INVESTMENT IN AMPS

      Leverage Risk. The Fund expects to use financial leverage on an ongoing basis for investment purposes. Taking into account the AMPS being offered in this prospectus, the amount of leverage would, as of March 11, 2005, represent approximately 33.5% of the Fund's total assets. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the AMPS.

      Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the common shares plus the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

      Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The Fund may invests the proceeds from the issuance of the AMPS in Senior Loans which pay interest based upon rates that float with changes in interest rates, similar to short-term rates. The interest rates on Senior Loans are typically, although not always, higher than shorter-term interest rates of issuers with AAA credit ratings that the Fund anticipates receiving from the rating agencies. Shorter-term interest rates, including the floating rates paid on the Fund's portfolio of Senior Loans, can be expected to fluctuate. If shorter-term interest rates rise, dividend rates on the AMPS may also rise since the auction setting the dividends on AMPS will compete for investors with other short-term instruments. This rise in dividends rates could result in the amount of dividends to be paid to holders of AMPS exceeding the income from the Senior Loans purchased by the Fund with the proceeds from the sale of AMPS. Similarly, the anticipated differential on the rate of interest paid on the AMPS and the Fund's portfolio of Senior Loans would decline or be eliminated if, in the future, the rating agencies lower the rating assigned to the AMPS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the AMPS would be jeopardized.

      Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also effect the liquidation of your investment. See "Description of AMPS" and "The Auction -- Auction Procedures."

      As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

      Secondary Market Risk. If you try to sell your AMPS between auctions you may not be able to sell any or all of your AMPS or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market. You may transfer AMPS outside of auctions only to or through a Broker-Dealer that has entered into a Broker-Dealer Agreement or such other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer Agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem AMPS either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS will not be listed on a stock exchange or the Nasdaq National Market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. In addition, a Broker-Dealer may, in its own discretion, decide to sell the AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS.

      Securities and Exchange Commission Inquiries. The Underwriters have advised the Fund that the Underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of the Underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange

Commission staff. At the Securities and Exchange Commission staff's request, the Underwriters are engaging in discussions with the Securities and Exchange Commission staff concerning its inquiry. Neither the Underwriters nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the AMPS or the auctions.

      Ratings and Asset Coverage Risk. While it is expected that Moody's will assign a rating of Aaa to the AMPS and Fitch will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market and may materially and adversely affect the value of the AMPS if sold outside an auction. Moody's and Fitch are not required to provide prior notice of a decision to downgrade the AMPS or to withdraw their rating. If Moody's or Fitch downgrades the AMPS, the Fund may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem, at a time that is not favorable to the Fund or its shareholders, a sufficient number of AMPS in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem AMPS at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem AMPS under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of AMPS voting as a separate class as discussed under "Description of AMPS -- Voting Rights," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem AMPS, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage." See "Description of AMPS -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

      Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund may redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Federal Income Tax Matters."

GENERAL RISKS OF INVESTING IN THE FUND

      Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company and has a limited operating history and history of public trading.

      Non-Diversified Status Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Federal Income Tax Matters."

      Interest Rate Risk. The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. The Fund will primarily invest in floating rate obligations, including Senior Loans, the rate on which periodically adjusts with changes in interest rates.

      Until the interest rates on the floating rate obligations in the Fund's portfolio reset, the Fund's income also would likely be affected adversely when prevailing short term interest rates increase and the Fund is using leverage.

      To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a Senior Loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

      Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund invests the proceeds on repayment or sale of Senior Loans or other obligations into lower yielding instruments or Senior Loans with a lower spread over the base lending rate. A decline in income could affect the common shares' distribution rate and their overall return.

      Senior Loans Risk. The Fund's investments in Senior Loans are typically below investment grade, commonly referred to as "junk bonds," and are considered speculative because of the credit risk of their issuers. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

      In order to borrow money pursuant to a collateralized Senior Loan, a borrower will typically, for the term of the Senior Loan, pledge as collateral assets, which may include one or more of the following: accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a Senior Loan. Although a Senior Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries. For example, if a holding company were to issue a Senior Loan, even if that borrower pledges the capital stock of its subsidiaries to secure the obligations under the Senior Loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the Senior Loan issued by the holding company. Similarly, in the event of bankruptcy proceedings involving the borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the borrower. The Fund does not have a policy limiting the Fund's investment in Senior Loans that may be secured by similar types of collateral. Nor does the Fund have a policy requiring that any specific Senior Loan have a minimum ratio of the value of the collateral to the value of the Senior Loan. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. In certain circumstances, it is possible that the Fund or the agent bank of the Senior Loan may receive actual possession of the collateral and the Fund would incur the cost of maintaining and disposing of the collateral. The Fund may also invest in Senior Loans that are not secured by collateral.

      Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rate may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

      Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

      Credit Risk and Junk Bond Risk. Credit risk is the risk that an issuer of Senior Loans and other debt obligations will become unable to meet its obligation to make interest and principal payments.

      The Fund may invest all or a substantial portion of its assets in securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Subadviser to be of comparable credit quality. Investment in securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

      - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      -   greater risk of loss due to default or declining credit quality;

      - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2005, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield issuers is likely to increase. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities (other than Senior Loans) because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

      Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio can decline.

      Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure.

      Special Risks Related to Preferred Securities. There are special risks associated with the Fund's investments in preferred securities:

      - Limited Voting Rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

      - Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities after a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

      - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

      - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

      - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

      Foreign Securities Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

      - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

      - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Subadviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

      - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

      - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

      -   Withholdings and other non-U.S. taxes may decrease the Fund's return.

      There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

      Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

      Currency Risk. A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

      Sovereign Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Liquidity Risk. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Fund will invest. Where a secondary market exists, such market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most Senior Loans are valued by an independent pricing service that uses market quotations of investors and traders in Senior Loans. In other cases, Senior Loans are valued at their fair value in accordance with procedures approved by the Board of Trustees.

      Derivatives Risk. Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Subadviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Although the Subadviser does not anticipate that Strategic Transactions will represent a significant component of the Fund's investment strategy, the Fund does not have a policy limiting the portion of the Fund's assets that may be subject to such transactions or invested in such instruments.

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Subadviser's ability to predict correctly changes in interest rate relationships or other factors.

      Under an interest rate swap or cap agreement (whether entered into in connection with any preferred shares or other forms of leverage or for portfolio management purposes), the payment obligations, if any, of the Fund and the counterparty are netted against each other, resulting in a net payment due either from the Fund or the counterparty. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's performance. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of outstanding preferred shares, including the AMPS, or if the Fund loses its expected rating on any preferred shares, including the AMPS, or fails to maintain other covenants, the Fund may be required to redeem some or all of the AMPS. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and any termination payments potentially owed by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance.

      Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. In addition, such legislation could depress the market value of Senior Loans.

      Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and Senior Loans tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of junk bonds and Senior Loans than on higher rated fixed income securities.

      Anti-Takeover Provisions Risk. The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the

Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the U.S. registered investment portfolios for which the Adviser serves as investment adviser.

INVESTMENT ADVISER AND SUBADVISER

      The Fund has contracted with the Adviser to act as its investment adviser. The Adviser is an indirect subsidiary of UniCredito. The Adviser is part of the global asset management group providing investment management and financial services to mutual funds and other clients. As of December 31, 2004, assets under management by the Adviser and its affiliates were approximately $175 billion worldwide, including over $42 billion in assets under management by the Adviser. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredito's subsidiaries, including the Adviser. The address of the Adviser is 60 State Street, Boston, Massachusetts 02109. The Adviser has engaged Highland Capital Management, L.P. to act as the Fund's investment subadviser to manage the Fund's assets. The Subadviser is a Delaware limited partnership 100% owned by its employees. The Subadviser has one general partner, Strand Advisors, Inc. Strand Advisors, Inc. is a Delaware corporation. As of December 31, 2004, the Subadviser had approximately $11.9 billion in assets under management. The address of the Subadviser is 13455 Noel Road, Suite 1300, Dallas, Texas 75240. The Adviser supervises the Subadviser's investments on behalf of the Fund, supervises the Fund's compliance program and provides for the general management of the business affairs of the Fund.

      In its capacity as subadviser to the Fund, the Subadviser is responsible for the selection and on-going monitoring of the assets in the Fund's investment portfolio. The Subadviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objectives and principal investment strategies, subject to the supervision of the Adviser and Fund's Board of Trustees. The Subadviser, under the supervision of the Adviser, is responsible for the day-to-day management of the Fund's portfolio. Except as otherwise provided under "Subadvisory Agreement" below, the Adviser also maintains books and records with respect to the Fund's securities transactions, and reports to the Board of Trustees on the Fund's investments and performance. The Subadviser's expertise in managing portfolios of Senior Loans and structured finance assets is particularly suited to the Fund's focus on Senior Loans. The Subadviser has experience in managing portfolios of syndicated loans, high yield bonds and distressed investments.

ADVISORY AGREEMENT

      Under the terms of the advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to .70% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to financial leverage that may be outstanding) minus the sum of the accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares, including the AMPS, is not a liability. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares. The Fund's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits;
(b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, organizational and offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Board of Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of the Adviser or the Fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Fund. In addition, the Fund will pay all brokers' and underwriting commissions or other fees chargeable to the Fund in connection with securities transactions to which the Fund is a party or the origination of any Senior Loan in which the Fund invests.

      The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to ..95% of the Fund's average daily managed assets. The dividend on any preferred shares is not an expense.

SUBADVISORY AGREEMENT

      Under the terms of the subadvisory agreement (the "Subadvisory Agreement") between the Adviser and the Subadviser, the Subadviser will, among other things,
(a) regularly provide the Fund with investment research, advice and supervision and furnish continuously an investment program for the Fund; (b) subject to the supervision of the Adviser, manage the investment and reinvestment of the Fund's assets; (c) comply with the provisions of the Fund's Agreement and Declaration of Trust and By-Laws, the 1940 Act, the Investment Advisers Act of 1940, as amended and the investment objectives, policies and restrictions of the Fund;
(d) not take any action to cause the Fund to fail to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company; (e) comply with any policies, guidelines, procedures and instructions as the Adviser may from time to time establish; (f) be responsible for voting proxies and acting on other corporate actions if instructed to do so by the Board of Trustees or the Adviser; (g) maintain separate books and detailed records of all matters pertaining to the portion of the Fund's assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided under the Subadvisory Agreement with respect to the Fund; and (h) furnish reports to the Trustees and the Adviser.

      Under the terms of the Subadvisory Agreement, for its services the Subadviser is entitled to a subadvisory fee from the Adviser at an annual rate of .35% the Fund's average daily managed assets. The fee will be paid monthly in arrears. The Fund does not pay a fee to the Subadviser.

ADMINISTRATION AGREEMENT

      The Fund has entered into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Fund. The Adviser has appointed Princeton Administrators, L.P. as the sub-administrator to the Fund to perform certain of the Adviser's administration and accounts obligations to the Fund. Under the administration agreement, the Fund will pay the Adviser a monthly fee equal to .07% of the Fund's average daily managed assets up to $500 million and .03% for average daily managed assets in excess of $500 million. The Adviser, and not the Fund, is responsible for paying the fees of Princeton Administrators, L.P.

      Pursuant to a separate agreement, the Fund may compensate the Adviser for providing certain legal and accounting services. The compensation is provided solely as reimbursement for such legal and accounting services provided by the Adviser to the Fund at cost.

PORTFOLIO MANAGER

      Day-to-day management of the Fund's portfolio is the responsibility of Mark Okada and Joe Dougherty.

      Mark Okada -- Mr. Okada has over 19 years of experience in the leveraged finance market. He is responsible for overseeing the Subadviser's investment activities for its various funds. Formerly, Mr. Okada served as Manager of Fixed Income for a subsidiary of Protective Life Insurance Company ("Protective") that managed Protective's portfolio supporting its guaranteed investment contracts from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990 he served as Vice-President, managing over $1 billion of high yield bank loans, for Hibernia National Bank. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui. Mr. Okada is a Chartered Financial Analyst.

      Joe Dougherty -- Mr. Dougherty is a Senior Portfolio Manager at the Subadviser. Mr. Dougherty heads the Subadviser's retail funds effort and serves as Senior Vice President of the Subadviser's two NYSE-listed bond funds, which invest in both investment grade and high yield debt. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to their day-to-day administration. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for the Subadviser from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty also helped follow companies within the chemical, retail, supermarket and restaurant sectors. Prior to joining the Subadviser, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte and Touche, LLP from 1992 to 1994. He received a BS in Accounting from Villanova University and an MBA from Southern Methodist University. Mr. Dougherty is a Chartered Financial Analyst and a Certified Public Accountant.

                              DESCRIPTION OF AMPS

      The following is a brief description of the material terms of AMPS. For the complete terms of AMPS, please refer to the detailed description of AMPS in the Statement (Appendix C to the Statement of Additional Information).

GENERAL

      The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of an unlimited number of Series M7 AMPS, Series W7 AMPS and Series TH7 AMPS. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

      The AMPS are preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods for each series of AMPS. The applicable rate for a particular dividend period for the AMPS will be determined by an auction conducted on the business day before the start of such dividend period. Beneficial owners and potential beneficial owners of AMPS may participate in auctions, although, except in the case of special dividend periods of longer than 91 days, beneficial owners desiring to continue to hold all of their AMPS regardless of the applicable rate resulting from auctions need not participate in order to continue to hold the AMPS. For an explanation of auctions and the method of determining the applicable rate, see "-- Dividends and Dividend Periods" below and "The Auction."

      The nominee of the Securities Depository is expected to be the sole holder of record of the AMPS. Accordingly, each purchase of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member (as defined below), to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchase is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the AMPS.

      Each series of AMPS will rank on parity with each other and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters on which AMPS can be voted. When issued and sold, the AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not declared) and will be fully paid and non-assessable. See "-- Liquidation." The AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights. The AMPS will not be convertible into common shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund on any dividend payment date for the AMPS (except during the initial dividend period and during a Non-Call Period) or such series at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the AMPS will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See "-- Redemption."

DIVIDENDS AND DIVIDEND PERIODS

      The holders of AMPS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their AMPS, at the applicable rate determined as set forth below under "-- Calculation of Dividend Payment," payable on the dates set forth below. Dividends on the AMPS so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the common shares.

      The following is a general description of dividends and rate periods for the AMPS.

      Dividend Periods. The initial dividend period for the AMPS is as set forth below:

SERIES                                                   INITIAL DIVIDEND PERIOD
------                                                   -----------------------
M7.....................................................          8 days
W7.....................................................          10 days
TH7....................................................          11 days

      Any subsequent dividend periods of the Series M7 AMPS, Series W7 AMPS and Series TH7 AMPS will generally be seven days. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See "-- Designation of Special Dividend Periods" below.

      Dividend Payment Dates. Dividends are scheduled to be paid for the AMPS as follows (each, a Dividend Payment Date):

                                             INITIAL DIVIDEND  SUBSEQUENT DIVIDEND
SERIES                                         PAYMENT DATE        PAYMENT DAY
------                                       ----------------  -------------------
M7.........................................  April 5, 2005           Tuesday
W7.........................................  April 7, 2005          Thursday
TH7........................................  April 8, 2005           Friday

      Following the initial Dividend Payment Date, dividends on each series of AMPS will be payable (i) with respect to any seven-day or any short-term dividend period of 35 or fewer days, on the next business day following the last day of the dividend period or (ii) with respect to any short-term dividend period of more than 35 days and with respect to any long-term dividend period, monthly on the first business day of each calendar month during such short-term dividend period or long-term dividend period and on the next business day following the last day of the dividend period. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day or as otherwise specified in the Statement.

      Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members. "Agent Members" are members of, or participants in, the Securities Depository that will act on behalf of a beneficial owner or a potential beneficial owner of AMPS. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

      If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

      - the Dividend Payment Date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

      - the affected dividend period will end on the day it otherwise would have ended; and

      - the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

      Calculation of Dividend Payment. The calculation of cash dividends per share payable on shares of a series of AMPS (if declared) on any date on which dividends shall be payable will be computed by (i) multiplying the applicable rate for shares of such series in effect for such dividend period by a fraction, the numerator of which will be the number of days in such dividend period or part thereof that such share was outstanding and for which dividends are payable on such dividend payment date, and the denominator of which will be 360, (ii) applying the rate obtained against $25,000, and (iii) rounding the amount to the nearest cent.

      Dividends on shares of each series of AMPS will accumulate from the date of their original issue, which is March 28, 2005. The initial dividend rate for the Series M7 AMPS is 3.00%, for Series W7 AMPS is 3.00% and for Series TH7 AMPS is 3.00%. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

      Determination of Maximum Applicable Rate. The maximum applicable rate for any regular dividend period will be the higher of the applicable percentage of the Reference Rate or the Reference Rate plus the applicable spread. The Reference Rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread for any regular dividend period will be determined based on the credit ratings assigned to the AMPS by Moody's and Fitch on the auction date for such period (as set forth in the table on the next page). If Moody's and/or Fitch do not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the maximum applicable rate will be specified by the Fund in the notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period, and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

      The Fund will take all reasonable action necessary to enable Moody's and Fitch to provide ratings for each series of AMPS. If such ratings are not made available by Moody's or Fitch, the Fund, after consultation with the lead Broker-Dealer, initially Merrill Lynch, will select one or more other rating agencies to act as substitute rating agencies.

      The "LIBOR Rate," as described in greater detail in the Statement, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of AMPS.

      The "Treasury Index Rate," as described in greater detail in the Statement, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of AMPS.

                   APPLICABLE PERCENTAGE PAYMENT TABLE
--------------------------------------------------------------------------
        CREDIT RATINGS           APPLICABLE PERCENTAGE   APPLICABLE SPREAD
-------------------------------  ---------------------   -----------------
   MOODY'S          FITCH
-------------  ----------------
     Aaa             AAA                  125%                 1.25%
 Aa3 to Aa1       AA- to AA+              150%                 1.50%
  A3 to A1         A- to A+               200%                 2.00%
Baa3 to Baa1     BBB- to BBB+             250%                 2.50%
Ba1 and lower   BB+ and lower             300%                 3.00%

      Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

                  MAXIMUM APPLICABLE     MAXIMUM APPLICABLE      METHOD USED TO
                    RATE USING THE         RATE USING THE     DETERMINE THE MAXIMUM
REFERENCE RATE   APPLICABLE PERCENTAGE   APPLICABLE SPREAD       APPLICABLE RATE
--------------   ---------------------   ------------------   ---------------------
      1%                 1.25%                 2.25%                 Spread
      2%                 2.50%                 3.25%                 Spread
      3%                 3.75%                 4.25%                 Spread
      4%                 5.00%                 5.25%                 Spread
      5%                 6.25%                 6.25%                 Either
      6%                 7.50%                 7.25%               Percentage

      The Fund's Board of Trustees may amend the maximum applicable rate to increase the percentage amount by which the reference rate described above is multiplied, or to increase the spread added to the reference rate, to determine the maximum applicable rate shown without the vote or consent of the holders of AMPS, including each series, or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the AMPS that such action will not impair such agency's then-current rating of the AMPS, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "-- Rating Agency Guidelines and Asset Coverage."

      Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will result in the cancellation of any auction and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the applicable Reference Rate. The Fund does not intend to establish any reserves for the payment of dividends.

      Restrictions on Dividends and Other Distributions. While any of the AMPS are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares. However, the Fund is not confined by the above restrictions if:

      - immediately after such transaction, the discounted value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Preferred Share Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

      - full cumulative dividends on each series of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

      - the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

      The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share of AMPS and such other class or series of shares bear to each other.

      Designation of Special Dividend Periods. The Fund, at its option and to the extent permitted by law, by telephonic and written notice (a "request for special dividend period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding dividend period for a series of AMPS will be a number of days (other than seven days) evenly divisible by seven, and not more than 364 in the case of a short-term dividend period or one whole year or more but not greater than five years in the case of a long-term dividend period, specified in such notice, provided that the Fund may not give a request for special dividend period (and any such request will be null and void) unless, for any auction occurring after the initial auction, (i) an auction for shares of such series is held on the auction date immediately preceding the first day of such proposed special dividend period, (ii) sufficient clearing bids were made in such auction, and (iii) full cumulative dividends and any amounts due with respect to redemptions have been paid in full and so long as the lead Broker-Dealer, initially Merrill Lynch, shall not have objected to such request. Such request for special dividend period, in the case of a short-term dividend period, shall be given on or prior to the second business day but not more than seven business days prior to an auction date for the AMPS of that series and, in the case of a long-term dividend period, shall be given on or prior to the second business day but not more than 28 days prior to an auction date for the AMPS of that series. Upon receiving such request for special dividend period, the Broker-Dealers jointly shall determine the optional redemption price of the AMPS of that series during such special dividend period and the specific redemption provisions and shall give the Fund and the Auction Agent written notice (a "response") of such determination by no later than the second business day prior to such auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions, which may affect the AMPS of that series, (v) the investment objectives of the Fund and (vi) the dividend periods and dividend rates at which current and potential beneficial owners of the AMPS would likely remain or become beneficial owners.

      After providing the request for special dividend period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second business day prior to such auction date, may give a notice (a "notice of special dividend period") to the Auction Agent, the Securities Depository, each Broker-Dealer and the rating agencies, which notice will specify the duration of the special dividend period. The Fund has agreed to provide a copy of such notice of special dividend period to the applicable rating agencies. The Fund will not give a notice of special dividend period and, if such notice of special dividend period was given already, will give telephonic and written notice of its revocation (a "notice of revocation") to the Auction Agent, each Broker-Dealer, the Securities Depository and the rating agencies on or prior to the business day prior to the relevant auction date if (x) either the 1940 Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount is not satisfied on each of the two business days immediately preceding the business day prior to the relevant auction date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding dividend payment date have not been irrevocably deposited with the Auction Agent by the close of business on the third business day preceding the Auction Date immediately preceding such dividend payment date. If the Fund is prohibited from giving a notice of special dividend period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a notice of revocation with respect to a notice of special dividend period, the next succeeding dividend period will be a seven-day dividend period. In addition, in the event sufficient clearing bids are not made in an auction, or if an auction is not held for any reason, the next succeeding dividend period will be a seven-day dividend period, and the Fund may not again give a notice of special dividend period (and any such attempted notice will be null and void) until sufficient clearing bids have been made in an auction with respect to a seven-day dividend period.

NON-PAYMENT PERIOD AND LATE CHARGE

      A "failure to deposit," with respect to shares of a series of AMPS, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the business day next preceding any dividend payment date for shares of such series, in funds available on such dividend payment date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such dividend payment date on any share of such series or (B) on the business day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the redemption price to be paid on such redemption date for any share of such series after notice of redemption is mailed; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the redemption price in respect of AMPS when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption. If a failure to deposit occurs with respect to a series of AMPS but, prior to 12:00 noon, New York City time, on the third business day next succeeding the date on which such failure to deposit occurred, such failure to deposit shall have been cured and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such failure to deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any dividend period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the dividend period during which such failure to deposit occurs on the dividend payment date for such dividend period by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit has not been cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series and (2) if such failure to deposit consisted of the failure timely to pay to the Auction Agent the redemption price of the shares, if any, of such series for which notice of redemption has been mailed by the Fund, an amount computed by multiplying (x) 300% of the Reference Rate for the dividend period during which such failure to deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit is not cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series to be redeemed, then no auction will be held in respect of shares of such series for the subsequent dividend period thereof and the dividend rate for shares of such series for such subsequent dividend period will be the maximum applicable rate for shares of such series on the auction date for such subsequent dividend period. If any failure to deposit shall have occurred with respect to the AMPS of such series during any dividend period thereof, and, prior to 12:00 noon, New York City time, on the third business day next succeeding the date on which such failure to deposit occurred, such failure to deposit shall not have been cured or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no auction will be held in respect of AMPS of such series for the first subsequent dividend period thereafter (or for any dividend period thereafter to and including the dividend period during which (1) such failure to deposit is cured and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such failure to deposit), in each case no later than 12:00 noon, New York City time, on the fourth business day prior to the end of such dividend period) (a "non-payment period") and the dividend rate for shares of such series for each such subsequent dividend period shall be a rate per annum (the "non-payment period rate") equal to 300% of the applicable Reference Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time such initial rate if the Board of Trustees determines and the rating agencies (or any substitute rating agency) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect the then-current ratings on the AMPS.

REDEMPTION

      Mandatory Redemption. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) asset coverage of at least 200% with respect to senior securities which are equity shares, including AMPS ("1940 Act Preferred Share Asset Coverage"). Eligible portfolio securities for purposes of the Preferred Shares Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not declared) to (but not including) the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding AMPS. The mandatory redemption will be limited to the number of AMPS necessary, after giving effect to such redemption, in order that the discounted value of the Fund's portfolio equals or exceeds the Preferred Shares Basic Maintenance Amount, and the value of the Fund's portfolio equals or exceeds the 1940 Act Preferred Share Asset Coverage. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be, pro rata among each series of AMPS and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

      Optional Redemption. To the extent permitted under the 1940 Act and Delaware law, the Fund at its option may, without the consent of the holders of AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of AMPS by reason of the redemption of AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

      If the Fund is liquidated, the holders of any series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Fund.

      For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

      - the sale of all or substantially all the property or business of the Fund;

      - the merger or consolidation of the Fund into or with any other business trust or corporation; or

      - the merger or consolidation of any other business trust or corporation into or with the Fund.

      In addition, none of the foregoing would result in the Fund being required to redeem any AMPS if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

      The Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating discounted value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the AMPS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares (plus redemption premium, if any), and (b) certain accrued and projected dividend and other payment obligations of the Fund.

      The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Share Asset Coverage. The Fund's 1940 Act Preferred Share Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Share Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of March 11, 2005, the 1940 Act Preferred Share Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at approximately $310,000 would have been computed as follows:

   Value of Fund assets less liabilities
     not constituting senior securities            $700,642,390
  ----------------------------------------      =  ------------    =   299%
       Senior securities representing              $234,500,000
   indebtedness plus liquidation value of
            the preferred shares

      In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Share Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem Preferred Shares as described under "Redemption -- Mandatory Redemption" above.

      The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the AMPS or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event such rating agency is no longer rating the AMPS or the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

      As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

      The rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS.

VOTING RIGHTS

      Except as otherwise provided in this prospectus or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

      Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including AMPS, as described above, would constitute a majority of the Board. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

      As long as any AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

      (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS or any other preferred shares, unless, in the case of preferred shares on a parity with the AMPS, the Fund obtains written confirmation from Moody's (if Moody's is then rating preferred shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Share Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

      (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount;

      (c) authorize the Fund's conversion from a closed-end to an open-end investment company;

      (d) amend the provisions of the Agreement and Declaration of Trust, which provide for the classification of the Board of Trustees of the Fund into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year; or

      (e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the AMPS.

      So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

      To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, or the Statement, the affirmative vote of the holders of a majority of the outstanding AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Agreement and Declaration of Trust, or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Agreement and Declaration of Trust.

      The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in the Fund to effect such redemption.

                                  THE AUCTION

GENERAL

      The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of AMPS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement, the material terms of which are summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS. See the Statement included as Appendix C in the statement of additional information for a more complete description of the auction process.

      Auction Agency Agreement. The Fund will enter into an auction agency agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the auction procedures to determine the applicable rate for shares of each series of AMPS, so long as the applicable rate for shares of such series of AMPS is to be based on the results of an auction.

      The Auction Agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the auction agency agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

      The Auction Agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the Auction Agent should resign or its appointment is terminated during any period that any AMPS are outstanding, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor auction agent.

      Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

      The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge: (i) for any seven-day dividend period, at the annual rate of 1/4 of 1% of the liquidation preference (such liquidation preference being $25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction (equal to $62.50 per AMPS per year) and (ii) for any special dividend period, as determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and which shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar fixed maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. This service charge applies to AMPS held on account of the Broker-Dealer's clients as well as to AMPS held for the Broker-Dealer's own account. A Broker-Dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the Broker-Dealer for an auction that are placed by that Broker-Dealer at such auction.

      The Fund may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreement.

AUCTION PROCEDURES

      The following is a brief summary of the material terms of the procedures to be used in conducting auctions. This summary is qualified by reference to the Auction Procedures set forth in the

Statement, which is attached as Appendix C to the statement of additional information. The settlement procedures to be used with respect to auctions are set forth in Appendix D to the statement of additional information.

      Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account may submit the following types of orders with respect to shares of such series of AMPS to that Broker-
Dealer:

      1. Hold Order -- indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

      2. Bid -- indicating its desire to purchase or hold the indicated number of shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

      3. Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

      A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a special dividend period of more than 91 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

      A potential beneficial owner is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.

      The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these Auction Procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a Broker-Dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that auction. As a result of bidding by the Broker-Dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid.

      There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

      If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. If the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next rate period will be the same as during the current dividend period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the minimum dividend period and the applicable rate for the next dividend period will be 90% of the Reference Rate.

      A Broker-Dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an "all-hold" auction or (iii) an applicable rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market rate for the AMPS at the time of the auction. A Broker-Dealer, may, but is not obligated to, advise beneficial owners of AMPS that the applicable rate that would apply in an "all-hold" auction may be lower than the rate that would apply if owners submit bids and such advice, if given, may facilitate the submission of bids by owners that would avoid the occurrence of an "all-hold" auction.

      The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through the Securities Depository. Purchasers will make payment through their Agent Members in same day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same day funds.

      If an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the auction rate for the next dividend period will be the auction rate determined on the previous auction date.

      The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of AMPS of any series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A............  Owns 500 shares, wants to sell     Bid order of 4.1% rate for all
                              all 500 shares if auction rate is  500 shares
                              less than 4.1%
Current Holder B............  Owns 300 shares, wants to hold     Hold order -- will take the
                                                                 auction rate
Current Holder C............  Owns 200 shares, wants to sell     Bid order of 3.9% rate for all
                              all 200 shares if auction rate is  200 shares
                              less than 3.9%
Potential Holder D..........  Wants to buy 200 shares            Places order to buy at or above
                                                                 4.0%
Potential Holder E..........  Wants to buy 300 shares            Places order to buy at or above
                                                                 3.9%
Potential Holder F..........  Wants to buy 200 shares            Places order to buy at or above
                                                                 4.1%

      The lowest dividend rate that will result in all 1,000 AMPS in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

      Prior to 1:30 p.m., New York City time, on each auction date, or such other time on the auction date as may be specified by the Auction Agent (the "submission deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all orders obtained by it for the auction for a series of AMPS to be conducted on such auction date, designating itself (unless otherwise permitted by the Fund) as the existing holder or potential holder in respect of the AMPS subject to such orders. Any order submitted by a beneficial owner or a potential beneficial owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the submission deadline for any auction date, shall be irrevocable.

      If the rate per annum specified in any bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more orders of an existing holder are submitted to the Auction Agent and such orders cover in the aggregate more than the number of outstanding shares of AMPS held by such existing holder, such orders will be considered valid in the following order of priority:

      (i) any hold order will be considered valid up to and including the number of outstanding AMPS held by such existing holder, provided that if more than one hold order is submitted by such existing holder and the number of AMPS subject to such hold orders exceeds the number of outstanding AMPS held by such existing holder, the number of AMPS subject to each of such hold orders will be reduced pro rata so that such hold orders, in the aggregate, will cover exactly the number of outstanding AMPS held by such existing holder;

      (ii) any bids will be considered valid, in the ascending order of their respective rates per annum if more than one bid is submitted by such existing holder, up to and including the excess of the number of outstanding AMPS held by such existing holder over the number of outstanding AMPS subject to any hold order referred to in clause (i) above (and if more than one bid submitted by such existing holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any bid or bids specifying a lower rate or rates per annum, the number of shares subject to each of such bids will be reduced pro rata so that such bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to bids not valid under this clause (ii) shall be treated as the subject of a bid by a potential holder; and

      (iii) any sell order will be considered valid up to and including the excess of the number of outstanding AMPS held by such existing holder over the sum of the number of AMPS subject to hold orders referred to in clause (i) above and the number of AMPS subject to valid bids by such existing holder referred to in clause (ii) above; provided that, if more than one sell order is submitted by any existing holder and the number of AMPS subject to such sell orders is greater than such excess, the number of AMPS subject to each of such sell orders will be reduced pro rata so that such sell orders, in the aggregate, will cover exactly the number of AMPS equal to such excess.

      If more than one bid of any potential holder is submitted in any auction, each bid submitted in such auction will be considered a separate bid with the rate per annum and number of AMPS therein specified.

NOTIFICATION OF RESULTS AND SETTLEMENT

      The Auction Agent will advise each Broker-Dealer who submitted a bid or sell order in an auction whether such bid or sell order was accepted or rejected in whole or in part and of the applicable rate for the next dividend period for the related AMPS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the auction date for such auction. Each such Broker-Dealer that submitted an order for the account of a customer then will advise such customer whether such bid or sell order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling AMPS as a result of the auction and will advise each customer purchasing or selling AMPS to give instructions to its agent member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling AMPS as a result of an auction fails to instruct its agent member to deliver such shares, the Broker-Dealer that submitted such customer's bid or sell order will instruct such agent member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a hold order in an auction on behalf of a customer also will advise such customer of the applicable rate for the next dividend period for the AMPS. The Auction Agent will record each transfer of AMPS on the record book of existing holders to be maintained by the Auction Agent.

      In accordance with the Securities Depository's normal procedures, on the day after each auction date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective agent members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of AMPS as determined in such auction. Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery through their agent members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the AMPS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

      If any existing holder selling AMPS in an auction fails to deliver such AMPS, the Broker-Dealer of any person that was to have purchased AMPS in such auction may deliver to such person a number of whole AMPS that is less than the number of AMPS that otherwise was to be purchased by such person. In such event, the number of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of AMPS will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a beneficial owner, potential beneficial owner or their respective agent members to deliver AMPS or to pay for AMPS purchased or sold pursuant to an auction or otherwise.

SECONDARY MARKET TRADING AND TRANSFERS OF AMPS

      The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the Nasdaq National Market.

      Investors who purchase AMPS in an auction (particularly if the Fund has declared a special dividend period) should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a Broker-Dealer may, in its own discretion, decide to sell AMPS in the secondary trading market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS.

      A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

      - pursuant to a bid or sell order placed with the Auction Agent in accordance with the auction procedures;

      -   to a Broker-Dealer; or

      - to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer.

                           FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of AMPS of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders that hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

      The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

      Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.

      Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges under Section 302(b) of the
Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient and would be taxed as ordinary income.

      Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

      In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

      Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

      The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and AMPS are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate share of such income. The Fund will designate dividends qualifying as capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and AMPS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

      Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes (including a redemption of AMPS), as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

      If, in connection with the selection of a long-term dividend period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the long-term dividend period the Fund is more likely than not to redeem the AMPS during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holder of AMPS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

      The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

      The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

      The Fund uses an independent pricing service to value most Senior Loans at their market value. If market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value, the Fund will value Senior Loans at fair value pursuant to procedures adopted by the Board of Trustees. A Senior Loan that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The Fund may, with the approval of the Board of Trustees, implement new fair value pricing methodologies of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In determining the fair value of a Senior Loan, the Fund will consider relevant factors, data, and information, such as: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

      With respect to other securities, the Fund generally values securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations of assets other than Senior Loans are not available or are considered by the Fund to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Fund determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating their fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreement's fair value.

                          DESCRIPTION OF COMMON SHARES

      The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Fund's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

COMMON SHARES

      Common shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

      So long as any shares of the Fund's preferred shares, including the AMPS, are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

      The Fund will send unaudited semi-annual reports and audited annual financial statements to all of its shareholders.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

      The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

      A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

      The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

      - a merger or consolidation or statutory share exchange of the Fund with any other corporations;

      - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

      -   a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.

      Conversion of the Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange.

      Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the leverage and the purchase of illiquid securities.

      The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

      - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

      - the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

      - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

      - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

      The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares. The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

                                  UNDERWRITING

      Subject to the terms and conditions stated in the purchase agreement dated March 23, 2005, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

                                                       NUMBER OF AMPS
                                             ----------------------------------
                                             SERIES M7   SERIES W7   SERIES TH7
UNDERWRITER                                  ---------   ---------   ----------
-----------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated..................    1,878       1,875        1,875
UBS Securities LLC.........................      939         938          937
Citigroup Global Markets Inc...............      313         312          313
                                              ------      ------       ------
             Total.........................    3,130       3,125        3,125
                                              ======      ======       ======

      The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation the receipt by the underwriters of customary closing certificates, opinions and other documents, and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund, the Adviser and the Subadviser have jointly agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

      The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in this offering on or before March 28, 2005.

      The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as counterparties in connection with the interest rate transactions described herein after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

      The Underwriters have advised the Fund that the Underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of the Underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, the Underwriters are engaging in discussions with the Securities and Exchange Commission staff concerning its inquiry. Neither the Underwriters nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the AMPS or the auctions.

      The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

      The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York, 10080.

      In connection with this offering, certain of the underwriters or dealers may distribute prospectuses electronically.

      The settlement date for the purchase of the AMPS will be March 28, 2005, as agreed upon by the underwriters, the Fund and the Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

      In connection with the offering of its common shares, the Adviser and the Sub-Adviser have agreed to pay out of their own assets to certain underwriters of the Fund's common shares, including Merrill Lynch and UBS Securities LLC, additional compensation based upon the percentage of the Fund's managed assets. In addition, the Adviser pays Princeton Administrator, L.P., an affiliate of Merrill Lynch, a fee for acting as administrator to the Fund.

            ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR AND
                           DIVIDEND DISBURSING AGENT

      Pioneer Investment Management, Inc. will serve as the Fund's administrator. Pioneer Investment Management, Inc. has appointed Princeton Administrators, L.P. as a sub-administrator to the Fund. Princeton Administrators, L.P., is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters of this offering. The Fund's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co. located at 40 Water Street, Boston, Massachusetts 02109. Deutsche Bank Trust Company Americas, located at 60 Wall Street, New York, New York 10005, serves as Auction Agent, transfer agent, dividend paying agent and registrar for the AMPS. Pioneer Investment Management Shareholder Services, Inc. located at 60 State Street, Boston, Massachusetts 02109, serves as the transfer agent, registrar and dividend disbursing agent for the Fund's common shares. Mellon Investor Services LLC, located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, serves as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent for the Fund's common shares.

                               VALIDITY OF SHARES

      Certain legal matters in connection with the AMPS offered hereby have been passed upon for the Fund by Wilmer Cutler Pickering Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to certain matters of Delaware Law.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Use of Proceeds.............................................    2
Investment Objectives and Policies..........................    2
Investment Restrictions.....................................   20
Management of the Fund......................................   22
Portfolio Transactions......................................   35
Additional Information Concerning the Auctions for AMPS.....   36
Rating Agency Guidelines....................................   37
Federal Income Tax Matters..................................   38
Performance-Related, Comparative and Other Information......   43
Independent Registered Public Accounting Firm...............   44
Additional Information......................................   44
Financial Statements and Report of Independent Registered
  Public Accounting Firm....................................   45
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1
Appendix C -- Statement of Preferences of Auction Market
  Preferred Shares..........................................  C-1
Appendix D -- Settlement Procedures.........................  D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $234,500,000

                                 (PIONEER LOGO)

                          PIONEER FLOATING RATE TRUST

                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            3,130 SHARES, SERIES M7
                            3,125 SHARES, SERIES W7
                            3,125 SHARES, SERIES TH7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                             ---------------------

                                   PROSPECTUS
                             ---------------------

                              MERRILL LYNCH & CO.

                              UBS INVESTMENT BANK

                                   CITIGROUP

                                 MARCH 23, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   17010-00-0205

                           PIONEER FLOATING RATE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

Pioneer Floating Rate Trust (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Auction Market Preferred Shares (the "AMPS") are series of preferred shares of the Fund. This statement of additional information relating to the Fund's Series, and AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated March 23, 2005 (the "prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information shall have the meanings given to such terms in the Fund's Statement of Preferences of AMPS (the "Statement") attached as Appendix C to this statement of additional information.

                                TABLE OF CONTENTS

USE OF PROCEEDS............................................................     2
INVESTMENT OBJECTIVES AND POLICIES.........................................     2
INVESTMENT RESTRICTIONS....................................................    20
MANAGEMENT OF THE FUND.....................................................    22
PORTFOLIO TRANSACTIONS.....................................................    35
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES........    36
RATING AGENCY GUIDELINES...................................................    37
FEDERAL INCOME TAX MATTERS.................................................    38
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION.....................    43
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................    44
ADDITIONAL INFORMATION.....................................................    44
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM.........................................................    45

APPENDIX A--DESCRIPTION OF RATINGS.........................................   A-1

APPENDIX B--PROXY VOTING POLICIES AND PROCEDURES...........................   B-1

APPENDIX C -- STATEMENT OF PREFERENCE OF AUCTION MARKET PREFERRED SHARES...   C-1

APPENDIX D -- SETTLEMENT PROCEDURES........................................   D-1

     This statement of additional information is dated March 23, 2005.

                                 USE OF PROCEEDS

The net proceeds will be invested in accordance with the Fund's investment objectives and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open-end and closed-end investment companies that invest in equity and fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

PRIMARY INVESTMENTS

As a fundamental policy, under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowing for investment purposes) in senior floating rate loans ("Senior Loans"). Senior Loans are made to corporations, partnerships and other business entities that operate in various industries and geographical regions, including non-U.S. borrowers. Senior Loans pay interest at rates that are redetermined periodically on the basis of a floating base lending rate plus a premium. The Fund also may invest in other floating and variable rate instruments and loans, including second lien loans, high yield, high risk corporate bonds, investment grade fixed-income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the investment subadviser to be of equivalent credit quality, commonly referred to as "junk bonds." The Fund may invest all or a portion of its assets in securities of issuer that are in default or that are in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio or a minimum portion of its portfolio that must be rated investment grade. The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

SENIOR LOANS

STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchases "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in "Participations." Participations by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

RANKING IN CAPITAL STRUCTURE; LOAN COLLATERAL. Senior Loans typically have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with the Borrower's other senior securities. The capital structure of a Borrower may include Senior Loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the Borrower's assets. Although Senior Loans typically have the most senior position in a Borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Although a Senior Loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a Senior Loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the Senior Loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the Senior Loan issued by the holding company.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could result in a loss to the Fund negatively affecting the Fund's performance

CERTAIN FEES PAID TO THE FUND. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration, i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of the Participation to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

OBLIGATIONS TO MAKE ADDITIONAL LOANS. A Loan Investor may have certain obligations pursuant to loan agreements documenting Senior Loans, which may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. The Fund will not purchase interests in Senior Loans that would require the Fund to make additional loans if these additional loan commitments in the aggregate would cause the Fund to fail to meet its federal tax diversification requirements.

ADMINISTRATION OF LOANS. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

PREPAYMENTS. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from a portion of free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time, Highland Capital Management, L.P., the Fund's subadviser ("Highland"), and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund. Neither Highland nor its affiliates will be an obligor of any Senior Loan or obligation underlying a participation in which the Fund may invest.

The Fund may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements, there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Senior Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount that left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Senior Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund may also acquire equity securities or debt securities (including non-dollar-denominated debt securities) issued in exchange for a Senior Loan, issued in connection with the debt restructuring or reorganization of a Borrower, if such acquisition, in the judgment of Highland, may enhance the value of a Senior Loan or if such acquisition would otherwise be consistent with the Fund's investment policies.

INTEREST RATES; PORTFOLIO MATURITY AND DURATION. Interest rates on Senior Loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the Prime Rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The Fund's subadviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy Borrowers, although it may not be the bank's lowest available rate.

Highland expects that the average effective duration of the Fund's portfolio of Senior Loans will normally be between zero and 1.5 years, reflecting the Fund's focus on floating rate instruments. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. The market price of a fixed-income security with a duration of six years would be expected to increase or decline twice as much as the market price of a security with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Because the interest on Senior Loans held by the Fund will reset at short-term intervals, the duration of Senior Loans will be shorter than a fixed income security with a comparable term to maturity. Highland can manage the duration of the portfolio by selecting Senior Loans with different interest rates, reset periods and final maturity dates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a fixed-income security's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund's portfolio, Highland will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Loans in which the Fund invests typically have interest rates that reset at least quarterly and may reset as frequently as daily. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. Longer interest rate reset periods generally will increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease.

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans. Because the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

DEBTOR-IN-POSSESSION FINANCING. The Fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, the Fund's only recourse will be against the property securing the DIP financing.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

CREDIT QUALITY. Many Senior Loans in which the Fund may invest are of below investment grade credit quality. Accordingly, these Senior Loans are subject to similar or identical risks and other characteristics described below in relation to non-investment grade securities.

OTHER PERMISSIBLE PORTFOLIO INVESTMENTS

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

FIXED-INCOME SECURITIES. In addition to corporate debt securities, which include corporate bonds, debentures and notes, fixed-income securities also include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

HIGH YIELD SECURITIES

Investments in below investment grade debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of non-investment grade bonds may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. Highland seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which non-investment debt securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market. When secondary markets for non-investment grade debt securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Highland's research and analysis when investing in non-investment grade debt securities. Highland seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service ("Moody's") is set forth in Appendix A to this statement of additional information. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating non-investment grade debt securities can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of non-investment grade debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Highland does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Highland downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Highland may consider such factors as Highland's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of non-investment grade bonds may be more complex than for issuers of high quality debt securities.

ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. To the extent the Fund invests in such instruments, they will not contribute to the Fund's primary goal of current income. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, deferred interest bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, deferred interest bonds and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, deferred interest bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

HYBRID INSTRUMENTS

The Fund may invest in "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

SECOND LIEN LOANS AND DEBT OBLIGATIONS

The Fund may invest in loans and other debt securities that have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like Senior Loans, typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

COLLATERALIZED LOAN OBLIGATIONS AND BOND OBLIGATIONS

The Fund may invest in certain asset-backed securities that are secured by certain financial assets. A financing company (generally called a Special Purpose Vehicle or "SPV") issues commercial paper or other short-term instruments to finance the purchase of the financial assets. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation ("CLO") is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

The Fund may also invest in collateralized bond obligations ("CBOs"), which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over, if any, after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs.

DEBT SECURITIES SELECTION

In selecting fixed income securities for the Fund, Highland gives primary consideration to the Fund's investment objective, the attractiveness of the market for debt securities given Highland's outlook for the equity markets and the Fund's liquidity requirements. Once Highland determines to allocate a portion of the Fund's assets to debt securities, Highland generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the Fund is investing in such instruments for income or capital gains. Highland selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

The Fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Highland will consider if any action is appropriate in light of the Fund's investment objectives and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Highland will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

FOREIGN INVESTMENTS

The Fund may invest in securities of non-U.S. issuers. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

WARRANTS AND STOCK PURCHASE RIGHTS

The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. See "--Asset Segregation."

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INDEXED SECURITIES

The Fund may invest in securities that fluctuate in value with an index. Such securities generally will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

SHORT SALES AGAINST THE BOX

The Fund may sell securities short "against the box." A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example, when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian, the administrator or Highland will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund `s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Highland to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Highland to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors--Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in interest rates or securities prices or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of Highland, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, Highland will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The Fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or Highland. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Highland's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

SECURITIES LENDING

As described in the prospectus, the Fund may lend a portion of its of portfolio Senior Loans or other securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by Highland to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The lending of Senior Loans and other securities may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever Highland considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

SHORT-TERM TRADING

Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what Highland believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed income securities or changes in the investment objectives of investors.

TEMPORARY INVESTMENTS

The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER

It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the Fund and its shareholders.

                             INVESTMENT RESTRICTIONS

The following are the Fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The Fund may not:

(1) Issue senior securities, other than as permitted by the 1940 Act. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, other than as permitted by the 1940 Act. Under current regulatory requirements, the Fund is permitted to (i) incur borrowings in an amount up to 331/3% of its assets (including the amount borrowed), (ii) borrow up to an additional 5% of the Fund's asset for temporary purposes, (iii) obtain such short-term credits as are necessary for the clearance of portfolio transactions, and (iv) purchase securities on margin to the extent permitted by applicable law.

(3) Invest in real estate, except the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4) Make loans, except that the Fund may (i) make loans or lend portfolio securities in accordance with the Fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(7) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S government, its agencies or instrumentalities.

(8) Amend its policy to invest at least 80% of its assets in Senior Loans.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

The Fund has not adopted a fundamental policy prohibiting or limiting the Fund's use of short sales, purchases on margin and the writing of put and call options. The Fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the prospectus under "Investment Objectives and Principal Investment Strategies" and this statement of additional information under "Investment Objectives and Policies."

Under one provision of the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the Fund to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Although the Fund may borrow money, as permitted by the 1940 Act, in connection with any such borrowing, the Fund will not pledge more than one-third of its assets (including the amount borrowed).

In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the Fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

The Fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. With the exception of this current offering of AMPS, no minimum rating is required for the issuance of preferred shares by the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicate those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and such Trustees are referred to as "Interested Trustees." Trustees who are not interested persons of the Fund are referred to as "Independent Trustees." Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc., the Fund's investment adviser, serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

                                         TERM OF OFFICE
    NAME, AGE AND       POSITIONS HELD    AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD
       ADDRESS          WITH THE FUND        SERVICE                   FIVE YEARS                    BY THIS TRUSTEE
    -------------      ---------------   --------------   -----------------------------------   -------------------------
INTERESTED TRUSTEES:

John F. Cogan, Jr.     Chairman of the   Since November   Deputy Chairman and a Director of     Director of Harbor Global
(78)*                  Board, Trustee    2004. Term       Pioneer Global Asset Management       Company, Ltd.
                       and President     expires in       S.p.A. ("PGAM"); Non-Executive
                                         2007.            Chairman and a Director of Pioneer
                                                          Investment Management USA Inc.
                                                          ("PIM-USA"); Chairman and a
                                                          Director of Pioneer; Director of
                                                          Pioneer Alternative Investment
                                                          Management Limited (Dublin);
                                                          President and a Director of Pioneer
                                                          Alternative Investment Management
                                                          (Bermuda) Limited and affiliated
                                                          funds; President and Director of
                                                          Pioneer Funds Distributor, Inc.;
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel (since 2000,
                                                          partner prior to 2000), Wilmer
                                                          Cutler Pickering Hale and Dorr LLP
                                                          (counsel to PIM-USA and the Pioneer
                                                          Funds)

Osbert M. Hood*        Trustee and       Since October    President and Chief Executive         None
(52)                   Executive Vice    2004. Term       Officer, PIM-USA since May, 2003
                       President         expires in       (Director since January, 2001);
                                         2005.            President and Director of Pioneer
                                                          since May, 2003; Chairman and
                                                          Director of Pioneer Investment
                                                          Management Shareholder Services,
                                                          Inc. ("PIMSS") since May, 2003;
                                                          Executive Vice President of all of
                                                          the Pioneer Funds since June 3,
                                                          2003; Executive Vice President and
                                                          Chief Operating Officer of PIMUSA,
                                                          November 2000 - May 2003; Executive

                                         TERM OF OFFICE
    NAME, AGE AND       POSITIONS HELD    AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD
       ADDRESS          WITH THE FUND        SERVICE                   FIVE YEARS                    BY THIS TRUSTEE
    -------------      ---------------   --------------   -----------------------------------   -------------------------
                                                          Vice President, Chief Financial
                                                          Officer and Treasurer, John Hancock
                                                          Advisers, LLC, Boston, MA, November
                                                          1999 - November 2000; Senior Vice
                                                          President and Chief Financial
                                                          Officer, John Hancock Advisers,
                                                          LLC, April 1997 - November 1999

INDEPENDENT
TRUSTEES:

David R. Bock          Trustee           Since January    Senior Vice President and Chief       Director of The
                                         2005. Term       Financial Officer, I-trax,            Enterprise Social
                                         expires in       Inc. (publicly Traded Health Care     Investment Company
                                         2007.            Services Company); (2001-             (privately-held
                                                          Present); Managing Partner,           affordable housing
                                                          Federal City Capital                  finance company);
                                                          Advisors(boutique Merchant            Director of New York
                                                          Bank)(1995-2000; 2002 to 2004);       Mortgage Trust (publicly
                                                          Executive Vice President and          traded mortgage reit)
                                                          (2000-2002)

Mary K. Bush (56)      Trustee           Since November   President, Bush International         Director of Brady
3509 Woodbine                            2004. Term       (international financial              Corporation (industrial
Street; Chevy                            expires in       advisory firm)                        identification and
Chase, MD 20815                          2006.                                                  specialty coated material
                                                                                                products manufacturer),
                                                                                                Millennium Chemicals,
                                                                                                Inc. (commodity
                                                                                                chemicals), Mortgage
                                                                                                Guaranty Insurance
                                                                                                Corporation, and R.J.
                                                                                                Reynolds Tobacco
                                                                                                Holdings, Inc. (tobacco)

Margaret B.W.          Trustee           Since November   Founding Director, The Winthrop       None
Graham (57)                              2004. Term       Group, Inc. (consulting firm);
1001 Sherbrooke                          expires in       Professor of Management, Faculty of
Street West,                             2005.            Management, McGill University
Montreal, Quebec,
Canada

Marguerite A. Piret    Trustee           Since November   President and Chief Executive         Director, New America
(56)                                     2004. Term       Officer, Newbury, Piret & Company,    High Income Fund, Inc.
One Boston Place,                        expires in       Inc. (investment banking firm)        (closed-end investment
26th Floor, Boston,                      2006.                                                  company)
MA 02108

Stephen K. West        Trustee           Since November   Senior Counsel, Sullivan &            Director, The Swiss

                                        TERM OF OFFICE
    NAME, AGE AND      POSITIONS HELD    AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD
       ADDRESS         WITH THE FUND        SERVICE                   FIVE YEARS                     BY THIS TRUSTEE
--------------------   --------------   --------------   ------------------------------------   ------------------------
(76)                                    2004. Term       Cromwell (law firm)                    Helvetia Fund, Inc.
125 Broad Street,                       expires in                                              (closed-end investment
New York, NY                            2007.                                                   company)and AMVESCAP
10004                                                                                           PLC(investment managers)

John Winthrop          Trustee          Since November   President, John Winthrop & Co.,        None
(68)                                    2004. Term       Inc. (private investment firm)
One North Adgers                        expires in
Wharf, Charleston,                      2005.
SC 29401

FUND OFFICERS:

Dorothy E.             Secretary        Since October    Secretary of PIM-USA; Senior           None
Bourassa (56)                           2004. Serves     Vice President-Legal of Pioneer;
                                        at the           and Secretary/Clerk of most of
                                        discretion       PIM-USA's subsidiaries since
                                        of board         October 2000; Secretary of all of
                                                         the Pioneer Funds since September
                                                         2003 (Assistant Secretary from
                                                         November 2000 to September 2003);
                                                         and Senior Counsel, Assistant Vice
                                                         President and Director of
                                                         Compliance of PIM-USA from April
                                                         1998 through October 2000

Christopher J.         Assistant        Since October    Assistant Vice President and Senior    None
Kelley (39)            Secretary        2004. Serves     Counsel of Pioneer since July 2002;
                                        at the           Vice President and  Senior Counsel
                                        discretion of    of BISYS Fund Services, Inc.
                                        board            (April 2001 to June 2002); Senior
                                                         Vice President and Deputy General
                                                         Counsel of Funds Distributor, Inc.
                                                         (July 2000 to April 2001; Vice
                                                         President and Associate General
                                                         Counsel from July 1996 to July
                                                         2000); Assistant Secretary of all
                                                         of the Pioneer Funds since
                                                         September 2003

David C. Phelan        Assistant        Since October    Partner, Wilmer Cutler Pickering       None
(47)                   Secretary        2004. Serves     Hale and Dorr LLP; Assistant
                                        at the           Secretary of all of the Pioneer
                                        discretion of    Funds since September 2003
                                        board

Vincent Nave           Treasurer        Since October    Vice President-Fund Accounting,        None
(59)                                    2004. Serves     Administration and Custody Services
                                        at the           of Pioneer (Manager from September
                                        discretion of    1996
                                        board

                                        TERM OF OFFICE
    NAME, AGE AND      POSITIONS HELD    AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD
       ADDRESS          WITH THE FUND       SERVICE                   FIVE YEARS                     BY THIS TRUSTEE
--------------------   --------------   --------------   ------------------------------------   ------------------------

                                                         to February 1999); and Treasurer of
                                                         all of the Pioneer Funds (Assistant
                                                         Treasurer from June 1999 to
                                                         November 2000)

Mark E. Bradley        Assistant        Since November   Deputy Treasurer of Pioneer since      None
(45)                   Treasurer        2004. Serves     2004; Treasurer and Senior Vice
                                        at the           President, CDC IXIS Asset
                                        discretion of    Management Services from 2002 to
                                        the board        2003; Assistant Treasurer and Vice
                                                         President, MFS Investment
                                                         Management from 1997 to 2002; and
                                                         Assistant Treasurer of all of the
                                                         Pioneer Funds since November 2004

Luis I. Presutti       Assistant        Since October    Assistant Vice President-Fund          None
(39)                   Treasurer        2004. Serves     Accounting, Administration and
                                        at the           Custody Services of Pioneer (Fund
                                        discretion of    Accounting Manager from 1994 to
                                        board            1999); and Assistant Treasurer of
                                                         all of the Pioneer Funds since
                                                         November 2000

Gary Sullivan          Assistant        Since October    Fund Accounting Manager - Fund         None
(46)                   Treasurer        2004. Serves     Accounting, Administration and
                                        at the           Custody Services of Pioneer; and
                                        discretion of    Assistant Treasurer of all of the
                                        board            Pioneer Funds since May 2002

Katharine Kim          Assistant        Since October    Fund Administration Manager-Fund       None
Sullivan (30)          Treasurer        2004. Serves     Accounting, Administration and
                                        at the           Custody Services since June 2003;
                                        discretion of    Assistant Vice President-Mutual
                                        board            Fund Operations of State Street
                                                         Corporation from June 2002 to June
                                                         2003 (formerly Deutsche Bank Asset
                                                         Management); Pioneer Fund
                                                         Accounting, Administration and
                                                         Custody Services (Fund Accounting
                                                         Manager from August 1999 to May
                                                         2002, Fund Accounting Services
                                                         Supervisor from 1997 to July 1999);
                                                         Assistant Treasurer of all of the
                                                         Pioneer Funds since September 2003

Martin J. Wolin (37)   Chief            Since October    Chief Compliance Officer of Pioneer    None
                       Compliance       2004. Serves     (Director of Compliance and Senior
                       Officer          at the           Counsel
                                        discretion of

                                        TERM OF OFFICE
    NAME, AGE AND      POSITIONS HELD    AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD
      ADDRESS           WITH THE FUND       SERVICE                   FIVE YEARS                     BY THIS TRUSTEE
--------------------   --------------   --------------   ------------------------------------   ------------------------
                                        the Board        from November 2000 to September
                                                         2004); Vice President and Associate
                                                         General Counsel of UAM Fund
                                                         Services, Inc. (mutual fund
                                                         administration company) from
                                                         February 1998 to November 2000; and
                                                         Chief Compliance Officer of all of
                                                         the Pioneer Funds.

* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of Pioneer and certain of its affiliates.

The outstanding capital stock of Pioneer is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

The Fund's Board of Trustees consists of eight members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of Ms. Graham, Mr. Hood and Mr. Winthrop at the first annual meeting following this public offering, the terms of Ms. Bush and Ms. Piret expire at the second annual meeting, and the terms of Mr. Cogan, Mr. Bock and Mr. West expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT COMMITTEE

Marguerite A. Piret (Chair), David R. Bock and Margaret B.W. Graham

INDEPENDENT TRUSTEES COMMITTEE

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

NOMINATING COMMITTEE

Mary K. Bush, John Winthrop (Chair) and Marguerite A. Piret

VALUATION COMMITTEE

Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

POLICY ADMINISTRATION COMMITTEE

Mary K. Bush (Chair), John Winthrop and Margaret B.W. Graham

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the Fund's independent public accounting firm and the full Board of Trustees of the Fund;

- discuss with the Fund's independent public accounting firm and its judgments about the quality of the Fund's accounting principles and underlying estimates as applied in the Fund's financial reporting;

- together with the Independent Trustees Committee, review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time; and

- ensure that the independent public accounting firm submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Fund or Pioneer; actively to engage in a dialogue with the independent public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent public accounting firm's report to satisfy itself of the independent public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the Fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the Fund's administration policies and procedures.

The Independent Trustees Committee reviews the Fund's investment advisory agreement and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Fund's Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The Fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the Fund, compensate their trustees as follows:

- If the Pioneer Fund has assets greater than $250 million, the Pioneer Fund pays each Independent Trustee an annual base fee calculated on the basis of the Pioneer Fund's net assets.

- If the Pioneer Fund has assets less than $250 million, the Pioneer Fund pays each Independent Trustee an annual fee of $1,000.

- If the Pioneer Fund has assets greater than $50 million, the Pioneer Fund pays each Interested Trustee an annual fee of $500, and if the Pioneer Fund has assets less than $50 million, the Pioneer Fund pays each Interested Trustee and annual fee of $200 (Pioneer reimburses the Fund for these fees).

- Each Pioneer Fund with assets greater than $250 million pays each Independent Trustee who serves on a board committee an annual committee fee based the Pioneer Fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Trustee by the Fund and the Pioneer Funds as a group. Compensation from the Fund is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2003.

                                                                                      TOTAL
                                             PENSION OR                            COMPENSATION
                           AGGREGATE    RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM THE FUND
                         COMPENSATION    ACCRUED AS PART OF     BENEFIT UPON        AND OTHER
NAME OF TRUSTEE           FROM FUND*       FUND EXPENSES         RETIREMENT      PIONEER Funds**
----------------------   ------------   -------------------   ----------------   ---------------
INTERESTED TRUSTEES:
John F. Cogan, Jr. ***    $   500.00           $0.00                $0.00          $ 19,200.00
Osbert M. Hood *** +      $   500.00           $0.00                $0.00          $ 11,520.00

INDEPENDENT TRUSTEES:
Mary K. Bush              $ 3,167.00           $0.00                $0.00          $104,000.00
David R. Bock++           $ 3,167.00           $0.00                $0.00          $      0.00
Margaret B.W. Graham      $ 3,167.00           $0.00                $0.00          $104,000.00
Marguerite A. Piret       $ 3,167.00           $0.00                $0.00          $113,562.50
Stephen K. West           $ 3,167.00           $0.00                $0.00          $ 99,750.00
John Winthrop             $ 3,167.00           $0.00                $0.00          $ 99,750.00
                          ----------           -----                -----          -----------
                          $20,002.00           $0.00                $0.00          $551,782.50

*    ESTIMATED FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2005.

** For the calendar year ended December 31, 2003. There are 65 U.S. registered investment portfolios in the Pioneer Family of Funds.

*** Under the investment advisory agreement, Pioneer reimburses the Fund for any Trustee fees paid by the Fund.

+ Mr. Hood became a trustee of the other Pioneer Funds during the calendar year 2003.

++   Mr. Bock became a Trustee on January 1, 2005.

OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Pioneer Funds in the aggregate. The value of shares of the Fund and any other closed-end fund are determined based on closing market price on December 31, 2004. The value of shares of any Pioneer Fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2004. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                        DOLLAR RANGE OF EQUITY   SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF TRUSTEE         SECURITIES IN THE FUND        COMPANIES IN THE PIONEER FUNDS
---------------------   ----------------------   ---------------------------------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.               none                          Over $100,000
Osbert M. Hood                   none                          Over $100,000
INDEPENDENT TRUSTEES:
DAVID R. BOCK*                    N/A                                    N/A
Mary K. Bush                     none                        $10,001-$50,000
Margaret B.W. Graham             none                             $1-$10,000
Marguerite A. Piret              none                             $1-$10,000
Stephen K. West                  none                          Over $100,000
John Winthrop                    none                          Over $100,000

*    Mr. Bock became a Trustee of the Fund on January 1, 2005.

Material Relationships of the Independent Trustees. For purposes of the statements below:

- the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser, or for which PFD or any of its affiliates act as principal underwriter. For example, the Fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2004, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer.

During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer.

During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

-    the Fund

-    an officer of the Fund

-    a related fund

-    an officer of any related fund

-    Pioneer

-    an officer of Pioneer

-    an entity in a control relationship to Pioneer

-    an officer of any such entity in a control relationship to Pioneer

During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer funds was approximately $126,603 and 208,010 in each of 2003 and 2004.

During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

-    Pioneer

-    UniCredito

-    any other entity in a control relationship with Pioneer

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-    the Fund

-    any related fund

-    Pioneer

-    any affiliated person of the Fund or Pioneer

-    UniCredito

-    any other entity in a control relationship to the Fund or Pioneer

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT.

The 1940 Act requires that a fund's investment advisory and subadvisory agreements be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the Fund's investment advisory agreement and subadvisory agreement are fair and reasonable and that the contracts are in the Fund's best interest. The Independent Trustees believe that the investment advisory agreement and subadvisory agreement will enable the Fund to enjoy high quality investment advisory and subadvisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the Fund and any officers of Pioneer, Highland, or their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

In evaluating the investment advisory agreement and subadvisory agreement, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, its affiliates and their personnel, operations and financial condition, and materials furnished by Highland, including information regarding Highland, its affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of both firms the Fund's proposed operations and their respective abilities to provide advisory and other services to the Fund. The Independent Trustees also reviewed:

- the experience of Highland in managing other portfolios with significant investments in Senior Loans and the performance of such portfolios;

- the experience of the investment advisory and other personnel who would be providing services to the Fund and the historical quality of the services provided by Pioneer and Highland;

- the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PIMSS, and the fees Pioneer would pay to Highland;

- the Fund's projected total operating expenses, and Pioneer's agreement to limit the Fund's expenses for three years;

- the fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

-    the expected profitability to Pioneer of managing the Fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer, UniCredito and Highland, as well as the qualifications of their personnel; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to or lower than the fees and expense ratios of similar investment companies, particularly other closed-end investment companies which are expected to be leveraged that invest in dividend-paying equity securities and municipal securities; and (3) the performance of other funds advised by Pioneer and Highland that invest a significant portion of their assets in Senior Loans. The Independent Trustees deemed each of these factors to be relevant to their consideration of the Fund's investment advisory agreement and subadvisory agreement.

CODE OF ETHICS

The Fund and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is applicable to officers, directors/trustees and designated employees of Pioneer and Pioneer Investment Management Limited ("PIML"). The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 11, 2005, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of any class of the outstanding shares of the Fund. The Fund is not aware of any beneficial owner of 5% or more of any class of its shares. The following is a list of the holders of record of 5% or more of any class of the Fund's outstanding shares as of March 11, 2005:

           RECORD HOLDER              SHARE CLASS    NUMBER OF SHARES   % OF CLASS
----------------------------------   -------------   ----------------   ----------
            Cede & Co.               Common Shares      24,325,000        99.97%
P.O. Box 20 Bowling Greene Station
        New York, NY 10274

INVESTMENT ADVISER AND SUBADVISER

The Fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.

Pioneer has engaged Highland Capital Management, L.P. (as defined above "Highland") to act as the Fund's subadviser. Highland is a limited partnership 100% owned by its employees. Highland has one general partner, Strand Advisors, Inc. Strand Advisors, Inc. is a Delaware corporation. As of December 31, 2004, Highland had approximately $11.9 billion in assets under management.

As the Fund's investment adviser, Pioneer oversees the Fund's operations and supervises Highland, which is responsible for the day-to-day management of the Fund's portfolio (see "Investment Subadviser" below). Except as otherwise provided under "Investment Subadviser" below, Pioneer also maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance. The Highland's expertise in managing portfolios of Senior Loans and structured finance assets is particularly suited to the Fund's focus on Senior Loans. Highland has strong expertise in syndicated loans, high yield bonds and distressed investments.

In its capacity as subadviser to the Fund, Highland is responsible for the selection and on-going monitoring of assets in the Fund's investment portfolio and foreign currency hedging. Highland provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objectives and policies, subject to the supervision of the Adviser and the Fund's Trustees. Highland determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance.

Highland is a defendant in an action entitled Richard Haskell, et al v. Goldman Sachs & Co., Mellon Bank, N.A., Highland Capital Management, L.P., Genesis Health Ventures, Inc. ("Genesis"), and George V. Hager, which was commenced on January 27, 2004. The action was brought in the Supreme Court of the State of New York, New York County, but has been moved to the U.S. Bankruptcy Court in Wilmington, Delaware. The case was brought by certain junior creditors of Genesis alleging fraud, conspiracy to commit fraud, and gross negligence with respect to the defendants' actions as senior creditors in connection with Genesis's Chapter 11 bankruptcy proceeding. The plaintiffs are seeking damages in excess of $200 million. A motion to dismiss filed by the defendants is currently pending.

Under the investment advisory agreement, Pioneer is not liable to the Fund except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the Fund, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.

The Fund will enter into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Fund. The Adviser has appointed Princeton Administrators, L.P. as the sub-administrator to the Fund to perform certain of the Adviser's administration and accounts obligations to the Fund. Under the administration agreement, the Fund will pay the Adviser a monthly fee equal to .07% of the Fund's average daily managed assets up to $500 million and .03% for average daily managed assets in excess of $500 million. The Adviser, and not the Fund, is responsible for paying the fees of Princeton Administrators, L.P. Princeton Administrators, L.P. is affiliated with Merrill, Lynch & Co., one of the underwriters of the Fund's offering of common shares.

Pursuant to a separate agreement, the Fund may compensate the Adviser for providing certain legal and accounting services.

COMPENSATION AND EXPENSES

Under the investment advisory agreement, the Fund will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.70% of the Fund's average daily managed assets. Because the fees paid to Pioneer are determined on the basis of the Fund's managed assets, Pioneer's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The advisory fee payable by the Fund to Pioneer is higher than the fees paid by most U.S. investment companies.

The Fund's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of its investment advisory agreement with the Fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, organizational and offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of Pioneer or the Fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Fund, Pioneer or any other agent of the Fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the Fund. In addition, the Fund will pay all brokers' and underwriting commissions or other fees chargeable to the Fund in connection with securities transactions to which the Fund is a party or the origination of any Senior Loan in which the Fund invests.

INVESTMENT SUBADVISER. As described in the prospectus, Highland serves as the Fund's investment subadviser. Highland will, among other things, regularly provide the Fund with investment research, advice and supervision and furnish continuously an investment program for the Fund and, subject to the supervision of Pioneer, manage the investment and reinvestment of the Fund's assets. Highland, a Delaware limited partnership, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Highland was established in 1993 and had, as of December 31, 2004, approximately $11.9 billion in assets under management. Highland's principal place of business is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

Pioneer and Highland have entered into a subadvisory contract, dated as of December 22, 2004, pursuant to which Highland has agreed, among other things, to:

     - comply with the provisions of the Fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the Fund;

     - not take any action to cause the Fund to fail to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

     - comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

     - be responsible for voting proxies and acting on other corporate actions if authorized to do so by the Board of Trustees or by Pioneer;

     - maintain separate books and detailed records of all matters pertaining to the portion of the Fund's assets advised by Highland required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided under the subadvisory agreement with respect to the Fund;

     - require that its Access Persons comply in all respects with Highland's Code of Ethics, as in effect from time to time; and

     -    furnish reports to the Trustees and Pioneer.

SUBADVISORY FEE. For its services, Highland is entitled to a subadvisory fee from Pioneer at an annual rate of 0.35% of the Fund's average daily managed assets as set forth below. The fee will be paid monthly in arrears. The Fund does not pay a fee to Highland.

EXPENSE LIMIT. Pioneer has agreed for the first three years of the Fund's investment operations to limit the Fund's total expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to 0.95% of the Fund's average daily managed assets. The dividend on any preferred shares is not an expense.

PROXY VOTING

The Fund's Trustees have delegated to Pioneer the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of Pioneer and will review the guidelines and suggest changes they deem advisable. A summary of Pioneer's proxy voting policies and procedures are attached to this statement of additional information as Appendix B.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the investment advisory and subadvisory agreements were approved by the Fund's Board of Trustees at a meeting of the Board of Trustees held on December 2, 2004, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the investment advisory agreement be approved by a majority of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees.

The investment advisory and subadvisory agreements were approved by the sole common shareholder of the Fund as of December 8, 2004.

Unless earlier terminated as described below, the investment advisory agreement will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Trustees of the Fund and (ii) by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The investment advisory agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the Fund and will terminate in the event it is assigned (as defined in the 1940 Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

POTENTIAL CONFLICTS OF INTEREST

The Fund is managed by Pioneer and Highland, which also serve as investment advisers to other funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, these other funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds managed by Pioneer or Highland or a private account managed by Pioneer or Highland seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer or Highland decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although other funds managed by Pioneer or Highland may have the same or similar investment objectives and policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Highland pursuant to authority contained in the Fund's investment subadvisory agreement. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Highland normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Highland seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Highland considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Highland may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by Highland. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Highland determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Highland maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by Highland are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Highland believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Highland in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Highland, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Highland in carrying out its obligations to the Fund. The receipt of such research has not reduced Highland's normal independent research activities; however, it enables Highland to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Pioneer Funds have entered into third-party brokerage and/or expense offset arrangements to reduce the Funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

GENERAL. The Depository Trust Company ("DTC" or the "Securities Depository") will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Statement. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Trustees, as described under "Description of AMPS -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.


DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Direct Participants") deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct Participants' accounts, thereby eliminating the need or physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Direct and Indirect Participants are on file with the Securities and Exchange Commission.

THE AUCTION AGENT. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of auctions and notices from any broker-dealer ("Broker-Dealer") that has entered into an agreement with the Auction Agent (a "Broker-Dealer Agreement") (or other person, if permitted by the Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:30 p.m., New York City time, on the business day preceding such Auction.

The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS. The Auction Agent after each Auction for the AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate: (i) in the case of any Auction Date immediately preceding a Dividend Period other than a Special Dividend Period, the product of (A) a fraction the numerator of which is the number of days in such Dividend Period (calculated by counting the date of original issue of such shares to but excluding the next succeeding dividend payment date of such shares) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000 times (D) the sum of the aggregate number of shares of outstanding AMPS for which the Auction is conducted and (ii) in the case of any Special Dividend Period the amount determined by mutual consent of the Trust and any such Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate AMPS with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                            RATING AGENCY GUIDELINES

The descriptions of Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") rating guidelines ("Rating Agency Guidelines") contained in this statement of additional information do not purport to be complete and are subject to and qualified in their entireties by reference to the Statement, a copy of which is attached as Appendix C to this statement of additional information. A copy of the Statement is filed as an exhibit to the registration statement of which the prospectus and this statement of additional information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.

The composition of the Fund's portfolio reflects the Rating Agency Guidelines in connection with the Fund's receipt of a rating of "Aaa" and "AAA" from Moody's and Fitch, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the AMPS plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage required by the 1940 Act as a condition to paying dividends or other distributions on the Fund's common shares. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by Pioneer. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use financial leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

The Fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Rating Agency Guidelines do not impose any limitations on the percentage of Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of such assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Fund's assets that are eligible for inclusion in the discounted value of the Fund's portfolio under the Rating Agency Guidelines. For a more detailed description of the Rating Agency Guidelines, see the Statement which is attached to this Statement of Additional Information as Appendix C.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of AMPS of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income of the Fund, including net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"). In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

The American Jobs Creation Act of 2004 (the "2004 Tax Act") provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% income test, and for the purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock, similar in many material respects to the AMPS, represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient, and would be taxed as ordinary income.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. In addition, the Fund's dividends are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S.

federal tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Sales and other dispositions of Fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

The Fund may, at its option, redeem the AMPS in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of the AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Share Asset Coverage. Gain or loss, if any, resulting from a redemption of AMPS generally will be taxed as gain or loss from the sale of AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Fund,
(c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Fund. For the purposes of (a), (b), and (c) above, a shareholder's ownership of common shares and AMPS will be taken into account and the common shares and AMPS held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions
(a) through (d) are met, the redemption proceeds may be considered to be a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures and forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currencies may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

The federal income tax treatment of the Fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and AMPS are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and AMPS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the Fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Under the provisions the 2004 Tax Act, dividends paid by the Fund to non-U.S. shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the non-U.S. shareholder. In addition, pursuant to the 2004 Tax Act, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests" (as defined in the Code and regulations) (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return. The provisions contained in the 2004 Tax Act relating to distributions to shareholders who are non-U.S. persons generally will apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other investment companies with a similar investment objectives. For example, yield or total return of the Fund's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500 Index; the Russell U.S. Equity Indexes; the Dow Jones Industrial Average; the Wilshire Total Market Value Index,; or other comparable indices or investment vehicles. In addition, the performance of the Fund's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The Fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the Fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc. In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since inception.

Past performance is not indicative of future results. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

PIONEER. From time to time, Pioneer or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding Pioneer including, without limitation, information regarding Pioneer's and Highland's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Pioneer's and Highland's overall investment management performance contained in third-party reports or publications. Pioneer's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. Pioneer has traditionally served a mutual fund and an institutional clientele.

Advertisements for the Fund may make reference to certain other open- or closed-end investment companies managed by Pioneer.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities and operations of the Fund as of December 8, 2004 appearing in this statement of additional information has been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides accounting, auditing and tax preparation services to the Fund.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2 (File No. 811- 21654), including amendments thereto, relating to the AMPS offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the AMPS offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

   FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                      FIRM

                           PIONEER FLOATING RATE TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                DECEMBER 8, 2004
                                                                ----------------
ASSETS:
Cash.........................................................      $  100,084
Receivable from Investment
Adviser......................................................          40,000
Deferred offering costs......................................       1,016,100
                                                                   ----------
Total assets.................................................      $1,156,184
                                                                   ----------

LIABILITIES:
Accrued organizational
Expenses.....................................................      $   40,000
Accrued offering costs.......................................       1,016,100
                                                                   ----------
Total liabilities............................................      $1,056,100
                                                                   ----------

Net Assets (5,240, common shares issued and outstanding;
   unlimited shares authorized)..............................      $  100,084
                                                                   ----------
 Net asset value per share...................................      $    19.10
                                                                   ----------

   <

                            STATEMENT OF OPERATIONS
                         ONE DAY ENDED DECEMBER 8, 2004

Investment income............................................       $     --
                                                                    --------
Organizational expenses......................................         40,000
Less: Reimbursement from Investment Adviser..................        (40,000)
                                                                    --------
Net Expenses.................................................             --
Net Investment income........................................       $     --
                                                                    --------

NOTES

1.   ORGANIZATION

Pioneer Floating Rate Trust (the "Trust") is a non-diversified, closed-end management investment company organized under the Investment Company Act of 1940 on October 6, 2004, which has had no operations other than the sale and issuance of 5,240 shares at an aggregate purchase price of $100,084 to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. ("Pioneer" or the "Adviser"). The Adviser has agreed to reimburse all of the Trust's organizational expenses and the amount by which the aggregate of all offering costs (other than the sales load but including reimbursement of underwriters' expenses of $0.00667 per common share) exceeds $0.04 per common share. The line items Receivable from Investment Adviser and Reimbursement from Investment Adviser reflect the anticipated reimbursement by the Adviser of the Trust's organizational expenses. Offering costs, estimated to be approximately $1,016,100, up to $0.04 per common share, will be charged to the Trust's paid-in-capital at the time shares of beneficial interest are sold.

2.   ACCOUNTING POLICIES

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.   AGREEMENTS

The Trust has entered into an advisory agreement with the Adviser, which, upon commencement of investment operations, provides for payment of a monthly fee computed at the annual rate of 0.70% of the Trust's average daily Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability. Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., and a affiliate of the Adviser, has contracted with the Trust to provide transfer agent and shareholder services to the Trust. PIMSS has retained Mellon Investor Services, LLC ("Mellon") to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the Trust. The Trust will pay PIMSS its cost of providing such services to the Trust, including the cost of Mellon's services.

As described in the prospectus, Highland Capital Management, L.P. ("Highland") serves as the Trust's investment subadviser. Highland will, among other things, regularly provide the Trust with investment research, advice and supervision and furnish continuously an investment program for the Trust and, subject to the supervision of Pioneer, manage the investment and reinvestment of the Trust's assets. For its services, Highland is entitled to a subadvisory fee from Pioneer at an annual rate of 0.35% of the Trust's average daily Managed Assets as set forth below. The fee will be paid monthly in arrears. The Trust does not pay a fee to Highland.

The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party together with any amount in judgment or settlement, indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Internal Revenue Code or any other non-recurring or non-operating expenses) to 0.95% of the Trust's average daily Managed Assets. The dividend on any preferred shares is not an expense.

The Trust has entered into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Trust. The Adviser has appointed Princeton Administrators, L.P. ("Princeton") as the sub-administrator to the Trust to perform certain of the Adviser's administration and accounts obligations to the Trust. Under the administration agreement, the Trust will pay the Adviser a monthly fee equal to 0.07% of the Trust's average daily Managed Assets up to $500 million and 0.03% for average daily Managed Assets in excess of $500 million. The Adviser, and not the Trust, is responsible for paying the fees of Princeton, which is affiliated with Merrill, Lynch & Co., one of the underwriters of the Trust's offering of common shares. Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.

4.   FEDERAL INCOME TAXES

The Trust intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code, such that it will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

Report of Independent Registered Public Accounting Firm

To the Shareholder and
Board of Trustees of
Pioneer Floating Rate Trust

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust") as of December 8, 2004 (date of capitalization) and the related statement of operations for the one-day period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at December 8, 2004 (date of capitalization), and the results of its operations for the one-day period then ended, in conformity with U.S. generally accepted accounting principles.

                                             ERNST & YOUNG LLP

December 15, 2004
Boston, Massachusetts

Pioneer Floating Rate Trust
FINANCIAL HIGHLIGHTS 1/31/05 (unaudited)

                                                            December 23, 2004 to
                                                            January 31, 2005 (1)
                                                            --------------------
Per common share operating performance (2)
Net asset value, beginning of period                            $  19.10(5)
                                                                --------
Increase (decrease) from investment operations:
Net investment income                                               0.04
Net realized and unrealized gain on investments                     0.08
Distributions to preferred shareowners from net
   investment income                                                  --
                                                                --------
Net increase from investment operations                         $   0.12
Capital charge with respect to issuance of:
common shares                                                      (0.04)
                                                                --------
Net increase in net asset value                                 $   0.08
                                                                --------
Net asset value, end of period (3)                              $  19.18
                                                                --------
Market value, end of period (3)                                 $  20.00
                                                                --------
Total return at market value (6)                                    0.00%
Total return on nav (7)                                             0.42%
Ratios to average net assets of holders of Common Shares
Net expenses (8)                                                    0.84%(4)
Net investment income before preferred share
   dividends (8)                                                    2.00%(4)
Preferred share dividends                                             --%(4)
Net investment income available to holders of Common
   Shares                                                           2.00%(4)
Portfolio turnover                                                  6.47%
Net assets of holders of Common Shares, end of  period
   (in thousands)                                               $432,563
Preferred shares outstanding (in thousands)                     $     --
Asset coverage per preferred share, end of period               $     --
Average market value per preferred share                        $     --
Liquidation value per preferred share                           $     --
Ratios to average net assets of common shareowners before
   reimbursement of organization expenses
Net Expenses (8)                                                    0.94%(4)
Net investment income before preferred share
   dividends (8)                                                    1.90%(4)
Preferred share dividends                                             --%(4)
Net investment income available to common shareowners               1.90%(4)

(1)  Trust shares were first publicly offered on December 23, 2004.

(2) The per share data presented above is based upon the average common shares outstanding for the period presented.

(3) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(4)  Annualized.

(5) Net asset value immediately after the closing of the first public offering was $19.06.

(6) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions on the shares of the Trust. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.

(7) Total return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90, and the ending net asset value per share of $19.18.

(8) Ratios do not reflect the effect of dividend payments to preferred shareowners.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

   The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
STATEMENT OF ASSETS AND LIABILITIES 1/31/05 (unaudited)

ASSETS:
   Investments in securities, at value (COST $524,161,362)          $525,787,675
   Cash                                                               19,454,251
   Receivables -
      Investment securities sold                                       9,557,307
      Interest                                                           429,944
   Unrealized appreciation on unfunded corporate loans                   106,080
   Receivable from Investment Adviser                                     40,000
   Other assets                                                            3,694
                                                                    ------------
         Total Assets                                               $555,378,951
                                                                    ------------
LIABILITIES:
   Payables -
      Investment securities purchased                               $121,900,537
      Offering costs payable                                             595,525
   Due to affiliates                                                     318,355
   Accrued expenses                                                        1,525
                                                                    ------------
   Total liabilities                                                $122,815,942
                                                                    ------------
PREFERRED SHARES AT REDEMPTION VALUE:
   $25,000 liquidation value per share; no shares outstanding       $         --
                                                                    ------------
      Net assets applicable to common shareowners                   $432,563,009
                                                                    ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
   Paid-in capital                                                  $429,903,084
   Undistributed net investment income                                   826,427
   Accumulated net realized gain on investments                           83,741
   Net unrealized gain on investments                                  1,749,757
                                                                    ------------
      Net assets applicable to common shareowners                   $432,563,009
                                                                    ------------
Net Asset Value Per Share:
(Unlimited number of shares authorized)
      Based on $432,563,009/22,555,240 common shares                $      19.18
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
STATEMENT OF OPERATIONS (unaudited)
For the period 12/23/04 (commencement of operations) to 1/31/05

INVESTMENT INCOME:
Interest                                                      $1,168,405
Facility and other fees                                            4,827
                                                              ----------
   Total investment income                                                 $1,173,232
                                                                           ----------
EXPENSES:
Management fees                                               $  289,414
Administration fees                                               28,941
Transfer agent fees and expenses                                   4,690
Custodian fees                                                     3,759
Registration fees                                                  3,006
Organization costs                                                40,000
Professional fees                                                  7,145
Printing fees                                                      1,864
Trustees' fees                                                     1,657
Miscellaneous                                                      6,329
                                                              ----------
   Total expenses                                                          $  386,805
                                                                           ----------
      Reimbursement of organization fees                                   $  (40,000)
                                                                           ----------
   Net expenses                                                            $  346,805
                                                                           ----------
      Net investment income                                                $  826,427
                                                                           ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                           $   83,741
                                                                           ----------
Change in net unrealized gain on:
   Investments                                                $1,626,313
   Unfunded corporate loans                                      123,444   $1,749,757
                                                              ----------   ----------
      Net gain on investments                                              $1,833,498
                                                                           ----------
DIVIDENDS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME                                                          $       --
                                                                           ----------
Net increase in net assets applicable to common shareowners
   resulting from operations                                               $2,659,925
                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
STATEMENT OF CHANGES (unaudited)
For the period 12/23/04 (commencement of operations) to 1/31/05

                                                                        12/23/04
                                                                           to
                                                                        1/31/05
                                                                      ------------
FROM OPERATIONS:
   Net investment income                                              $    826,427
   Net realized gain on investments                                         83,741
   Change in net unrealized gain on investments                          1,749,757
   Dividends to preferred shareowners from net investment income                --
                                                                      ------------
      Net increase in net assets applicable to common shareowners     $  2,659,925
                                                                      ------------
FROM TRUST SHARE TRANSACTIONS:
   Net proceeds from the issuance of common shares                    $430,705,000
   Common share offering expenses charged to paid-in capital              (902,000)
                                                                      ------------
      Net increase in net assets applicable to common shareowners
         resulting from Trust share transactions                      $429,803,000
      Net increase in net assets applicable to common shareowners     $432,462,925

NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
   Beginning of period                                                     100,084
                                                                      ------------
   End of period (including undistributed net investment income of
   $826,427)                                                          $432,563,009
                                                                      ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FLOATING RATE TRUST

SCHEDULE OF INVESTMENTS 1/31/05 (unaudited)

 Principal     S&P     Moody's
   Amount     Rating    Rating                                                                              Value
-----------   ------   -------                                                                           -----------
                                 SENIOR SECURED FLOATING RATE LOANS  - 79.5%  of Net Assets*

                                 Aerospace & Defense - 3.5%

$ 3,500,000   B-       B2        American Airlines, Term Facility, 12/17/10                              $ 3,547,033

    520,674   B-       B3        DeCrane Aircraft Holdings, Inc., Term B, 6/30/08                            520,674

  2,628,366   B-       B3        DeCrane Aircraft Holdings, Inc., Term D, 6/30/08                          2,654,649

  5,000,000   NR       Ba3       United Airlines, Inc. DIP, Tranche B, 6/30/05                             5,046,875

  3,000,000   B+       Ba3       Vought Aircraft Industries, Inc., Tranche B L/C Deposit, 12/22/11         2,955,000
                                                                                                         -----------
                                                                                                         $14,724,231
                                                                                                         -----------
                                 Broadcasting - 0.6%

  2,500,000   B        B2        Enterprise NewsMedia, LLC, Term, 6/30/12                                $ 2,498,908
                                                                                                         -----------

                                 Cable - 8.7%

  2,000,000   B        NR        Century Cable Holdings, LLC, Discretionary Term, 12/31/09               $ 1,987,708

  2,000,000   NR       NR        Century Cable Holdings, LLC, Term, 6/30/09                                1,988,750

 15,950,000   CCC+     B2        Charter Communications Operating, LLC, Tranche Term B, 4/27/11           15,921,513

  4,000,000   B+       B1        NTL Investment Holdings, Ltd., B2 Sub-Tranche, 4/14/12                    4,040,000

  5,000,000   NR       B3        Olympus Cable Holdings, LLC, Term A, 6/30/10                              4,952,345

  2,833,333   BB-      B1        Telewest Communications Networks, Ltd., B Facility, 11/30/12              2,868,396

  2,166,667   BB-      B1        Telewest Communications Networks, Ltd., C Facility, 11/30/13              2,194,563

  2,970,000   CCC+     B2        WideOpenWest Finance, LLC, Term B, 12/22/10                               2,989,801
                                                                                                         -----------
                                                                                                         $36,943,076
                                                                                                         -----------
                                 Chemicals - 1.2%

  3,178,943   B+       B1        Celanese Holdings, LLC, Term B (Dollar TL), 4/6/11                      $ 3,238,548

  2,000,000   B        B2        Huntsman, LLC, Term B, 3/31/10                                            2,035,500
                                                                                                         -----------
                                                                                                         $ 5,274,048
                                                                                                         -----------

                                 Consumer - Durables - 0.2%

  1,000,000   BB-      Ba3       National Bedding Co., Term B, 2/28/08                                   $ 1,014,688
                                                                                                         -----------

                                 Consumer - Non-durables - 2.6%

  3,750,000   B        B3        CEI Holdings, Inc. (Cosmetic Essence),  First Lien Term, 12/3/10        $ 3,778,125

  5,000,000   B+       B1        Jarden Corp., Term, 1/24/12                                               5,051,785

  1,985,000   B+       B1        Solo Cup Co., Term, 2/27/11                                               2,022,840
                                                                                                         -----------
                                                                                                         $10,852,750
                                                                                                         -----------
                                 Diversified Media - 1.6%

  4,000,000   BB-      Ba3       Regal Cinemas, Inc., Term, 11/10/10                                     $ 4,051,668

  2,818,354   BB       Ba3       RH Donnelley, Tranche A-3 Term, 12/31/09                                  2,840,374
                                                                                                         -----------
                                                                                                         $ 6,892,042
                                                                                                         -----------
                                 Energy - 3.6%

  6,000,000   BBB+     Ba3       Mainline, L.P., Term, 12/17/11                                          $ 6,052,500

  3,000,000   NR       B1        NSG Holdings II, LLC,  Initial Term, 12/13/11                             3,051,564

  2,000,000   B+       B1        Regency Gas Services, LLC, Term, 6/1/10                                   2,037,500

  4,000,000   BB-      Ba2       Universal Compression, Inc., Term B, 2/15/12                              4,056,252
                                                                                                         -----------
                                                                                                         $15,197,816
                                                                                                         -----------
                                 Food & Drug - 0.5%

  2,000,000   BB-      Ba3       Herbalife International, Inc., Term, 12/21/10                           $ 2,034,376
                                                                                                         -----------

                                 Food & Tobacco - 5.1%

  3,000,000   B        NR        Captain D's, LLC,  First Lien Term, 12/27/10                            $ 3,007,500

  2,000,000   B        NR        Captain D's, LLC,  Second Lien Term, 6/27/11                              1,990,000

  4,000,000   B+       B1        Carrols Corp., Term B, 12/31/10                                           4,070,000

  4,000,000   BB       Ba2       Constellation Brands, Inc., Tranche B Term, 11/30/11                      4,055,000

  2,000,000   BB-      Ba2       Landry's Restaurants, Inc., Term, 12/28/10                                2,022,500

    997,468   B+       B2        Merisant Co., Tranche B Term, 1/11/10                                     1,001,832

  5,471,275   B+       B1        Pinnacle Foods Holding Corp., Term, 11/25/10                              5,475,833
                                                                                                         -----------
                                                                                                         $21,622,665
                                                                                                         -----------
                                 Forest Products - 0.5%

  1,979,452   BB       Ba3       Boise Cascade Holdings, LLC, Tranche C Term, 10/29/10                   $ 1,984,175
                                                                                                         -----------

                                 Gaming & Leisure - 6.0%

  4,000,000   B        Ba3       CNL Hospitality Properties, Inc., Term Facility, 10/13/06               $ 4,065,000

  1,000,000   B+       B1        Herbst Gaming, Inc., Term, 10/8/10                                        1,015,938

  5,000,000   B+       Ba3       Knowledge Learning Corp., Term, 1/7/12                                    5,046,875

  4,959,193   B-       NR        OpBiz, LLC, Term A, 8/31/10                                               4,909,601

y

     11,623   B-       NR        OpBiz, LLC, Term B, 8/31/10                                                  11,497

  1,259,259   B        B1        Playpower, Inc., Dollar Term, 12/18/09                                    1,275,000

  4,000,000   NR       Ba3       Universal City Development Partners, Ltd., Term, 6/9/11                   4,065,000

  4,000,000   B-       B1        Wyndham International, Inc., Term I, 6/30/06                              4,024,168

    838,409   B+       B2        Wynn Las Vegas, LLC, Term, 12/14/11                                         850,199
                                                                                                         -----------
                                                                                                         $25,263,278
                                                                                                         -----------
                                 Healthcare - 2.2%

  2,250,000   B        B1        Aircast, Inc., First Lien Term, 12/7/10                                 $ 2,270,392

  4,000,000   B+       B1        Alliance Imaging, Inc., Tranche C1 Term, 12/29/11                         4,038,752

  1,059,222   B        B2        Hanger Orthopedic Group, Inc., Tranche Term B, 9/30/09                    1,068,490

  2,000,000   B+       B2        SFBC International, Inc., Term, 11/1/10                                   2,035,000
                                                                                                         -----------
                                                                                                         $ 9,412,634
                                                                                                         -----------

PIONEER FLOATING RATE TRUST

SCHEDULE OF INVESTMENTS 1/31/05 (continued)(unaudited)

 Principal      S&P    Moody's
  Amount      Rating    Rating                                                                               Value
 ---------    ------   -------                                                                               -----
                                 Housing - 8.2%
 $4,000,000    B+        B2      Associated Materials, Inc., Term, 8/29/10                                $ 4,065,000
  4,000,000    B         B1      Atrium Companies, Inc., Term, 12/28/11                                     4,053,332
  7,000,000    BBB-      Ba2     General Growth Properties, Inc., Tranche Term B, 11/12/08                  7,056,147
  4,000,000    B+        B1      Headwaters, Inc., Term B, 4/30/11                                          4,057,500
  3,792,500    B         B1      Lake at Las Vegas Joint Venture, First Lien Term, 11/1/09                  3,822,131
  5,000,000    B         B2      LNR Property Corp., Tranche Term B, 1/21/08                                5,029,690
  2,500,000    B+        B3      Propex Fabrics, Inc., Term, 12/31/11                                       2,509,375
  4,000,000    BB-       Ba3     Woodlands Commercial Properties Co., L.P., Bridge, 8/30/05                 4,035,000
                                                                                                          -----------
                                                                                                          $34,628,175
                                                                                                          -----------
                                 Information Technology - 3.5%
  5,000,000    B         B1      AMKOR Technology, Inc., Second Lien Term, 10/27/10                       $ 5,170,835
  5,000,000    B         B3      ON Semiconductor Corp., Tranche Term G, 12/15/11                           5,031,250
    480,000    B+        B3      Verifone, Second Lien Term, 12/31/11                                         495,300
  4,000,000    B         B2      Vertafore, First Lien Term, 12/22/10                                       4,030,000
                                                                                                          -----------
                                                                                                          $14,727,385
                                                                                                          -----------
                                 Manufacturing - 1.0%
  3,000,000    B+        B2      Maxim Crane Works, L.P., First Lien Term, 1/28/10                        $ 3,052,500
  1,000,000    B+        B3      Maxim Crane Works, L.P., Second Lien Term, 1/28/12                         1,030,000
                                                                                                          -----------
                                                                                                          $ 4,082,500
                                                                                                          -----------
                                 Metals & Minerals - 3.9%
  4,620,694    B         B3      CII Carbon, LLC, Term, 6/25/08                                           $ 4,562,936
  3,500,000    B+        B1      International Mill Service, Inc., First Lien Tranche C Term, 12/31/10      3,561,250
  3,500,000    NR        B3      Murray Energy Corp., Tranche Term B, 1/28/10                               3,513,750
  1,826,923    BB-       Ba2     Novelis, Inc., Canadian Term, 1/7/12                                       1,843,924

  3,173,077    BB-       Ba2     Novelis, Inc., US Term, 1/7/12                                             3,201,723
                                                                                                          -----------
                                                                                                          $16,683,583
                                                                                                          -----------
                                 Retail - 4.2%
  4,000,000    BB        Ba2     Blockbuster, Inc., Tranche B Term, 8/20/11                               $ 3,990,500
  5,000,000    B+        B1      Dollarama Group, L.P., Term B, 11/18/11                                    5,046,875
  5,000,000    B+        B1      Harbor Freight Tools USA, Inc., Term, 7/15/10                              5,018,125
  3,968,254    B-        B3      Home Interiors & Gifts, Initial Term, 3/31/11                              3,847,222
                                                                                                          -----------
                                                                                                          $17,902,722
                                                                                                          -----------
                                 Service - 3.7%
  2,500,000    NR        B2      Alliance Laundry Systems, LLC, Term, 8/2/07                              $ 2,515,625
  3,000,000    B         B1      Alliance Laundry Systems, LLC, Term, 1/27/12                               3,038,751
  1,013,550    BB        B1      Allied Waste North America, Inc., New Tranche B Term, 1/15/10              1,029,748
    981,531    BB        B1      Allied Waste North America, Inc., New Tranche C Term, 1/15/10                997,277
  1,500,000    BB        B1      IESI Corp., Term, 1/21/12                                                  1,524,375
  6,883,853    NR        NR      NEFF Rental, Inc., Initial Term, 5/1/08                                    6,746,176
                                                                                                          -----------
                                                                                                          $15,851,952
                                                                                                          -----------
                                 Telecommunications - 7.5%
  5,000,000    B+        B1      Alaska Communications Systems Holdings, Inc., Term, 2/1/12               $ 5,000,000
  4,000,000    B-        B1      Cricket Communications, Inc. (aka Leap Wireless), Term B, 1/10/11          4,008,332
  5,000,000    BB        B1      PanAmSat Corp., Tranche Term B, 8/20/11                                    5,044,470
  4,000,000    CCC-      B3      RCN Corp., Term, 12/21/11                                                  4,030,000
  3,500,000    B         B1      United Online, Term, 12/13/08                                              3,548,125
  1,000,000    B+        B3      Valor Telecommunications Enterprises, LLC, Second Lien Term, 11/3/11       1,031,125
  5,000,000    NR        Ba3     WestCom Corp., Tranche B Term, 12/17/10                                    5,084,375
  4,000,000    B+        Caa1    WilTel Communications, LLC, Second Lien Term, 12/31/10                     4,050,000
                                                                                                          -----------
                                                                                                          $31,796,427
                                                                                                          -----------
                                 Transportation - 3.5%
  2,000,000    NR        B2      Accuride Corp., Term B, 1/31/12                                          $ 2,000,000
    392,157    BB-       Ba2     Federal-Mogul Corp., Letter of Credit, 12/9/05                               394,853
  3,607,843    BB-       B1      Federal-Mogul Corp., Term, 12/9/11                                         3,629,267
  4,000,000    BB-       B2      Key Plastics LLC/Key Safety Systems, Inc., Term C, 6/29/11                 4,030,000
  3,500,000    BB        Ba3     Laidlaw International, Inc., Term B Facility, 6/19/09                      3,516,954
  1,216,306    B-        Caa1    Quality Distribution, Inc., Term, 11/13/09                                 1,216,306

                                                                                                         ------------
                                                                                                         $ 14,787,380
                                                                                                         ------------
                                 Utility - 5.4%
  4,000,000     B        B1      Basic Energy Services, Term B, 10/3/09                                  $  4,030,000
  4,442,782     B+       B2      LSP Kendall Energy, LLC, Project, 11/22/06                                 4,253,963
  1,792,891     NR       Ba3     Magellan Midstream Holdings, Loan, 12/10/11                                1,817,543
  1,750,000     B+       Ba3     NRG Energy, Inc., Credit Linked Deposit, 12/24/07                          1,756,563
  2,250,000     B+       Ba3     NRG Energy, Inc., Term, 12/24/11                                           2,264,625
  2,250,000     BB-      B1      Pike Electric, Inc., Tranche Term B, 12/10/12                              2,290,079
  3,000,000     B+       B1      Reliant Energy, Inc., Term, 4/30/10                                        3,023,838
  3,500,000     BB-      Ba2     Texas Genco, LLC, Initial Term, 12/14/11                                   3,548,125
                                                                                                         ------------
                                                                                                         $ 22,984,736
                                                                                                         ------------
                                 Wireless Communication - 2.3%
  2,000,000     B-       B2      Centennial Cellular Operating Co., Term, 2/9/11                         $  2,017,968
  7,500,000     B-       B2      Triton PCS Holdings, Inc., Term, 11/18/09                                  7,610,160
                                                                                                         ------------
                                                                                                         $  9,628,128
                                                                                                         ------------
                                 TOTAL SENIOR SECURED FLOATING RATE OBLIGATIONS
                                 (Cost $335,161,362) (a)                                                 $336,787,675
                                                                                                         ------------

Pioneer Floating Rate Trust

SCHEDULE OF INVESTMENTS 1/31/05 (continued)(unaudited)

 PRINCIPAL      S&P    MOODY'S
   AMOUNT     RATING   RATING                                                                VALUE
-----------   ------   -------                                                           -------------
                                 TEMPORARY CASH INVESTMENTS - 44.6% of
                                 Net Assets
                                 Repurchase Agreements - 44.6%
                                 Bear Stearns, Inc., 2.42%, dated 1/31/05,
                                 repurchase
                                 price of $46,352,000 plus accrued
                                 interest on 2/1/05 collateralized by $47,613,000 U.S.
$46,352,000                      Treasury Bill, 2.48%, 5/12/05                           $  46,352,000

                                 Bear Stearns, Inc., 2.42%, dated 1/31/05, repurchase
                                 price of $16,648,000 plus accrued
                                 interest on 2/1/05 collateralized by $17,179,000 U.S.
 16,648,000                      Treasury Bill, 2.651%, 7/7/05                              16,648,000

                                 Greenwich Capital Markets, 2.40%, dated 1/31/05,
                                 repurchase price of $63,000,000 plus accrued
                                 interest on 2/1/05 collateralized by $64,447,000 U.S.
 63,000,000                      Treasury Notes, 3.125%, 1/31/07                            63,000,000

                                 UBS Warburg, Inc., 2.44%, dated 1/31/05, repurchase
                                 price of $38,600,000 plus accrued
                                 interest on 2/1/05 collateralized by $45,952,000 U.S.
 38,600,000                      Treasury STRIPS, 3.606%, 5/15/09                           38,600,000

                                 UBS Warburg, Inc., 2.44%, dated 1/31/05, repurchase
                                 price of $24,400,000 plus accrued
                                 interest on 2/1/05 collateralized by $28,145,000 U.S.
 24,400,000                      Treasury STRIPS, 3.534%, 8/15/08                           24,400,000
                                                                                         -------------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $189,000,000)                                     $ 189,000,000
                                                                                         -------------
                                 TOTAL INVESTMENTS IN SECURITIES - 124.1%
                                 (Cost $524,161,362) (a)                                 $ 525,787,675
                                                                                         -------------
                                 OTHER ASSETS AND LIABILITIES - (24.1)%                  $(102,224,666)
                                                                                         -------------
                                 PREFERRED SHARES AT REDEMPTION VALUE - (0.0)%           $          --
                                                                                         -------------
                                 NET ASSETS APPLICABLE TO COMMON SHAREOWNERS - 100.0%    $ 423,563,009
                                                                                         -------------

                     NRSecurity not rated by S&P or Moody's.

* Senior secured floating rate loans in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders.

(a) At January 31, 2005, the net unrealized loss on investments based on cost for federal income tax purposes of $524,161,362 was as follows:

     Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost            $1,994,023
     Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value              (367,710)
                                                                      ----------
     Net unrealized gain                                              $1,626,313
                                                                      ----------

     For financial reporting purposes net unrealized gain on investments was $1,626,313 and cost of investments aggregated $524,161,362.

     Purchases and sales of securities (excluding temporary cash investments) for the period ended January 31, 2005, aggregated $346,181,505 and $11,106,087, respectively.

PIONEER FLOATING RATE TRUST

NOTES TO FINANCIAL STATEMENTS 1/31/05 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 23, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. ("PIM"), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 5,240 shares of beneficial interest at an aggregate purchase price of $100,084. PIM has agreed to pay all the Trust's organizational expenses and to pay the amount by which the aggregate offering costs (other than the sales load) exceed $0.04 per share of the common share offering. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The Trust invests primarily in senior floating rate loans ("Senior Loans"). The Trust may also invest in other floating and variable rate instruments, including second lien loans, and high yield, high risk corporate bonds. The Trust may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the investment subadviser to be of equivalent credit quality, commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with U.S. accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

     A. Security Valuation

     Security transactions are recorded as of trade date. Senior Loans are valued in accordance with guidelines established by the Board of Trustees. Senior Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Senior Loans for which no reliable price quotes are available, such Senior Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for the Senior Loans, the subadviser will value the Senior Loans at fair value, which is intended to approximate market value.

     Debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Trust may also use the fair value of a security, including a non U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of January 31, 2005, the Trust had no fair valued securities.

     Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis. Temporary cash investments are valued at amortized cost. Discount and premium on debt securities are accreted or amortized daily, respectively, on an effective yield to maturity basis and are included in interest income.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     B. Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     C. Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

     D. Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

The Trust has entered into an advisory agreement with PIM. Management fees are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

The Adviser has engaged Highland Capital Management, L.P. to act as the Trust's investment subadviser ("Subadviser") and manage the Trust's investments. Under the terms of the subadvisory agreement, for its services, the Subadviser is entitled to a subadvisory fee from PIM at an annual rate of 0.35% of the Trust's average daily managed assets. The fee will be paid monthly in arrears. The Trust does not pay a fee to the Subadviser.

The Trust has entered into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Trust. The Adviser has appointed Princeton Administrators, L.P. ("Princeton") as the sub-administrator to the Trust to perform certain of the Adviser's administration and accounting obligations to the Trust. Under the administration agreement, the Trust pays the Adviser a monthly fee equal to 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. The Adviser, and not the Trust, is responsible for paying the fees of Princeton, which is affiliated with Merrill, Lynch & Co., one of the underwriters of the Trust's offering of common shares. Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses [excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses] to 0.95% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense. For the period ended January 31, 2005, the Trust's expenses were not reduced under such arrangements.

3.   Unfunded Corporate Loans:

As of January 31, 2005, the Trust had unfunded loan commitments of approximately $9,483,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                        Unfunded Commitment
Borrower                                   (In Thousands)
--------                                -------------------
Advanced Medical, Delayed Draw                 $1,000
Celanese Holdings, LLC, Delayed Draw           $  821
Cricket Communications, Inc., Revolve          $1,000
Texas Genco, LLC, Delayed Draw                 $1,500
Wynn Las Vegas, LLC, Term Loan                 $5,162

4.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

5.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 22,555,240 common shares of beneficial interest outstanding at January 31, 2005, PIM owned 5,240 shares.

Transactions in common shares of beneficial interest for the period December 23, 2004 (commencement of investment operations) to January 31, 2005 were as follows:

Shares Issued in Connection with initial public offering   22,550,000
Shares outstanding at beginning of period                       5,240
Shares outstanding at end of period                        22,555,240

Offering Costs of $902,000 Incurred in Connection With the Trust's Offering of Common Shares Have Been Charged to Paid-in Capital.

6.   Subsequent Event

The underwriters elected to exercise a portion of the over-allotment option with respect to common shares. This resulted in the issuance of 1,775,000 common shares of beneficial interest on February 4, 2005. The net proceeds to the Trust from the exercise of the underwriters' overallotment option were $33,902,500. The proceeds were invested in accordance with the Trust's investment objectve.

APPENDIX A - DESCRIPTION OF RATINGS(1)

Moody's Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock, which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)   Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

     - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     -    Nature of and provisions of the obligation;

     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES OF PIONEER INVESTMENT MANAGEMENT, INC.

                                TABLE OF CONTENTS

Overview ............................................................    B-3

Proxy Voting Procedures..............................................    B-3

   Proxy Voting Service..............................................    B-3

   Proxy Coordinator.................................................    B-3

   Referral Items....................................................    B-3

   Conflicts of Interest.............................................    B-4

   Securities Lending................................................    B-4

   Share-Blocking....................................................    B-4

   Record Keeping....................................................    B-5

   Disclosure........................................................    B-5

   Proxy Voting Oversight Group......................................    B-5

Proxy Voting Policies................................................    B-5

   Administrative....................................................    B-6

   Auditors..........................................................    B-7

   Board of Directors................................................    B-7

   General Board Issues..............................................    B-7

   Elections of Directors............................................    B-8

   Capital Structure.................................................    B-8

   Compensation......................................................    B-9

   Corporate Governance..............................................   B-11

   Mergers and Restructurings........................................   B-11

   Mutual Funds......................................................   B-12

   Social Issues.....................................................   B-12

Takeover-Related Measures............................................   B-12

                                    OVERVIEW

Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client's interests ahead of its own. Pioneer will vote all proxies presented to it in a timely manner on its behalf.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. These Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Director of Portfolio Management US determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.

ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.

PROXY COORDINATOR

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group;

     - An issuer of a security for which Pioneer acts as a sponsor, adviser, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator

SECURITIES LENDING

Proxies are not available to be voted when the shares are out on loan through either Pioneer's Lending Program or a client's managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations

Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     -    Retains a record of the vote cast;

     - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     -    A record memorializing the basis for each referral vote cast;

     - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than six (6) years.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or by Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

                              PROXY VOTING POLICIES

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     -    Corporate name change.

     -    A change of corporate headquarters.

     -    Stock exchange listing.

     -    Establishment of time and place of annual meeting.

     -    Adjournment or postponement of annual meeting.

     -    Acceptance/approval of financial statements.

     - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     -    Approval of minutes and other formalities.

     - Authorization of the transferring of reserves and allocation of income.

     -    Amendments to authorized signatories.

     -    Approval of accounting method changes or change in fiscal year-end.

     -    Acceptance of labor agreements.

     -    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

     - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     -    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     -    Seek bids from other auditors.

     -    Rotate auditing firms.

     -    Indemnify auditors.

     -    Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

Pioneer will vote for:

     - Audit, compensation and nominating committees composed of independent directors exclusively.

     - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     -    Election of an honorary director.

We will vote against:

     - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     -    Minimum stock ownership by directors.

     - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     - Requirements for union or special interest representation on the board.

     -    Requirements to provide two candidates for each board seat.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against directors who:

     - Have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     - Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     - Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     - Appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

     -    Contested election of directors.

     - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     -    Mandatory retirement policies.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

     -    Changes in par value.

     -    Reverse splits, if accompanied by a reduction in number of shares.

     - Share repurchase programs, if all shareholders may participate on equal terms.

     -    Bond issuance.

     -    Increases in "ordinary" preferred stock.

     - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     -    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

     - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     - Increase in authorized common stock. We will make a determination considering, among other factors:

          -    Number of shares currently available for issuance;

     - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          -    Proposed use of the additional shares; and

          - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     -    Proposals to submit private placements to shareholder vote.

     -    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

     -    401(k) benefit plans.

     - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          -    Amendments to performance plans to conform with OBRA;

          -    Caps on annual grants or amendments of administrative features;

          -    Adding performance goals; and

          -    Cash or cash-and-stock bonus plans.

     - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     -    Require that option repricings be submitted to shareholders.

     -    Require the expensing of stock-option awards.

     - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    Dilution = (A + B + C) / (A + B + C + D), where

                    A = Shares reserved for plan/amendment,
                    B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          -    The plan must not:

               - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          - We are generally in favor of proposals that increase participation beyond executives.

     -    All other employee stock purchase plans.

     - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

     -    Limits on executive and director pay.

     -    Stock in lieu of cash compensation for directors.

     - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     -    Elimination of stock option plans.

CORPORATE GOVERNANCE

Pioneer will vote for:

     -    Confidential Voting.

     - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     -    Disclosure of beneficial ownership.

We will vote on a case-by-case basis on the following issues:

     - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     - Bundled proposals. We will evaluate the overall impact of the proposal.

     -    Adopting or amending the charter, bylaws or articles of association.

     - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.

We will vote against:

     - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     -    Limitations on stock ownership or voting rights.

     -    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

     -    Mergers and acquisitions.

     - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     -    Debt restructurings.

     -    Conversion of securities.

     -    Issuance of shares to facilitate a merger.

     -    Private placements, warrants, convertible debentures.

     - Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

     -    Establishment of new classes or series of shares.

     -    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

     - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the Fund. We will examine more fundamental changes on a case-by-case basis.

     -    Approval of new or amended advisory contracts.

     -    Changes from closed-end to open-end format.

     -    Authorization for, or increase in, preferred shares.

     -    Disposition of assets, termination, liquidation, or mergers.

SOCIAL ISSUES

Pioneer will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for changes in the company's business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

     -    Cumulative voting.

     -    Increase ability for shareholders to call special meetings.

     -    Increase ability for shareholders to act by written consent.

     -    Restrictions on the ability to make greenmail payments.

     -    Submitting rights plans to shareholder vote.

     -    Rescinding shareholder rights plans ("poison pills").

     -    Opting out of the following state takeover statutes:

     - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     - Control share cash-out provisions, which require large holders to acquire shares from other holders.

     - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     -    Fair price provisions.

     -    Authorization of shareholder rights plans.

     -    Labor protection provisions.

     -    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     -    Proposals that allow shareholders to nominate directors.

We will vote against:

     -    Classified boards.

     - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     -    Classes of shares with unequal voting rights.

     -    Supermajority vote requirements.

     - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     -    Extension of advance notice requirements for shareholder proposals.

     - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

    APPENDIX C -- STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES

                           PIONEER FLOATING RATE TRUST

                           STATEMENT OF PREFERENCES OF

                         AUCTION MARKET PREFERRED SHARES

                                TABLE OF CONTENTS

DEFINITIONS ...............................................................    4
PART I ....................................................................   36
Number of Authorized Shares ...............................................   36
Dividends .................................................................   36
Designation of Special Dividend Periods ...................................   39
Voting Rights .............................................................   40
1940 Act Preferred Share Asset Coverage ...................................   43
Preferred Shares Basic Maintenance Amount .................................   44
Restrictions on Dividends and Other Distributions .........................   45
Rating Agency Restrictions ................................................   46
Redemption ................................................................   50
Liquidation Rights ........................................................   53
Miscellaneous .............................................................   54
PART II ...................................................................   55
ORDERS ....................................................................   55
Submission of Orders by Broker-Dealers to Auction Agent ...................   56

Determination of Sufficient Clearing Bids, Winning Bids Rate and
   Applicable Rate ........................................................   58
Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and
   Allocation of Shares ...................................................   59
Auction Agent .............................................................   61
Transfer of AMPS ..........................................................   61
Global Certificate ........................................................   61
Force Majeure .............................................................   61

     PIONEER FLOATING RATE TRUST, a Delaware statutory trust (the "Trust"), certifies that:

     First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article V of the Trust's Agreement and Declaration of Trust, dated October 6, 2004 (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees adopts this Statement of Preferences of Auction Market Preferred Shares (the "Statement"), authorizes the establishment, designation and issuance of an unlimited number of shares of the Trust's Auction Market Preferred Shares, liquidation preference $25,000 per share, having the designation or designations set forth in this Statement (the "Auction Market Preferred Shares" or "AMPS").

     Second: The Auction Market Preferred Shares shall be issuable in such series as are designated from time to time by the Board and shall have the preferences, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations set forth in this Statement. As of March 10, 2005, the following series of Auction Market Preferred Shares are established:

     1. Auction Market Preferred Shares, Series M7 : An unlimited number of Auction Market Preferred Shares, $0.0001 par value per share, liquidation preference $25,000 per Auction Market Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Market Preferred Shares, Series M7." Each Auction Market Preferred Share, Series M7 (sometimes referred to herein as "Series M7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series M7 AMPS shall constitute a separate series of Auction Market Preferred Shares, and each Series M7 AMPS shall be identical.

     2. Auction Market Preferred Shares, Series W7 : An unlimited number of Auction Market Preferred Shares, $0.0001 par value per share, liquidation preference $25,000 per Auction Market Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Market Preferred Shares, Series W7." Each Auction Market Preferred Share, Series W7 (sometimes referred to herein as "Series W7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series W7 AMPS shall constitute a separate series of Auction Market Preferred Shares, and each Series W7 AMPS shall be identical.

     3. Auction Market Preferred Shares, Series TH7 : An unlimited number of Auction Market Preferred Shares, $0.0001 par value per share, liquidation preference $25,000 per Auction Market Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Market Preferred Shares, Series TH7." Each Auction Market Preferred Share, Series TH7 (sometimes referred to herein as "Series TH7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series TH7 AMPS shall constitute a separate series of Auction Market Preferred Shares, and each Series TH7 AMPS shall be identical.

     Third: The preferences, voting powers restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations of the shares of the Series M7 AMPS, Series W7 AMPS and Series TH7 AMPS, and each other series of AMPS now or hereafter described in this Statement are or shall be as set forth in this Statement. No fractional AMPS shall be issued.

     Fourth: That any provisions of the Declaration that conflict with or are inconsistent with the provisions of this Statement are hereby amended to conform to the terms of this Statement.

                                   DEFINITIONS

     As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder.

     "1940 Act Cure Date," with respect to the failure by the Trust to maintain the 1940 Act Preferred Share Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     "1940 Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

     "Affected Series" has the meaning set forth in Section 4(c) of Part I of this Statement.

     "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.

     "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more AMPS or on behalf of a Potential Beneficial Owner.

     "AMPS" means the Series M7 AMPS, Series W7 AMPS and Series TH7 AMPS.

     "Annual Valuation Date" means the last Friday before the fiscal year end of the Trust (or if the last Friday is a holiday, then the immediate prior business day).

     "Applicable Percentage" and "Applicable Spread" mean the percentage determined based on the lower of the credit ratings assigned to the series of AMPS on such date by Moody's and Fitch (or if Moody's and Fitch are not making such rating available, the equivalent of such rating by a substitute rating agency):

Moody's Credit Rating   Fitch Credit Rating   Applicable Percentage   Applicable Spread
---------------------   -------------------   ---------------------   -----------------
         Aaa                    AAA                    125%                 1.25%
     Aa3 to Aa1              AA- to AA+                150%                 1.50%
      A3 to A1                A- to A+                 200%                 2.00%
    Baa3 to Baa1            BBB- to BBB+               250%                 2.50%
    Ba1 and lower          BB+ and lower               300%                 3.00%

     The Applicable Percentage and the Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for each series of AMPS. If both Moody's and Fitch shall not make such a rating available, the Trust shall select another Rating Agency to act as a Substitute Rating Agency. However, the Trust shall not be required to have more than one Rating Agency provide a rating for any series of the AMPS.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period.

     "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

     "Auction Date" with respect to any Dividend Period shall mean the Business Day next preceding the first day of such Dividend Period.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Part II of this Statement.

     "Auditors' Confirmation" has the meaning set forth in Section 6(c) of Part I of this Statement.

     "Available AMPS" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account.

     "Bid" and "Bids" shall have the respective meanings specified in paragraph
(a) of Section 1 of Part II of this Statement.

     "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     "Board of Trustees" means the Board of Trustees of the Trust.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

     "Closing Transaction" has the meaning set forth in Section 8(b)(i) of Part I of this Statement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time. Each reference herein to a section of the Code shall be deemed to include the United States Treasury Regulations in effect thereunder and applicable to the AMPS or the use of proceeds thereof, and also includes all applicable amendments or successor provisions unless the context requires otherwise.

     "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Trust.

     "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date.

     "Date of Original Issue" means, with respect to any AMPS, the date on which the Trust first issues such share.

     "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

     "Discount Factor" means a Fitch Discount Factor or a Moody's Discount Factor, as applicable.

     "Discounted Value" of any asset of the Trust means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

     "Dividend Payment Date," with respect to AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

     "Dividend Period" with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     "Eligible Asset" means a Fitch Eligible Asset (if Fitch is then rating the
AMPS), a Moody's Eligible Asset (if Moody's is then rating the AMPS) and/or any asset included in the calculations used by any Rating Agency then rating the AMPS for purposes of determining such Rating Agency's rating on the AMPS, as applicable.

     "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Trust, that is listed as the holder of record of AMPS in the Share Books.

     "Exposure Period" on a Valuation Date means the period commencing on such date and ending 42 days thereafter for Fitch and 49 days thereafter for Moody's, as such exposure period may be modified by resolution of the Board of Trustees; provided, however, that the Trust shall have received confirmation in writing from each Rating Agency that any such modification shall not adversely affect such Rating Agency's then-current rating of the AMPS.

     "Failure to Deposit," with respect to shares of a series of AMPS, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New

York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is mailed pursuant to paragraph (c) of
Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     "Fitch" means Fitch Ratings or its successors.

     "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

     (i) Corporate Debt Securities: the Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

FITCH DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS

Terms to Maturity                  AAA    AA    A    BBB    BB    B    NOT RATED(1)
-----------------                  ---   ---   ---   ---   ---   ---   ------------
1 year or less .................   106%  108%  110%  112%  130%  152%      152%
2 years or less (but longer than
1 year) ........................   106%  108%  110%  112%  130%  152%      152%
3 years or less (but longer than
2 years) .......................   106%  108%  110%  112%  130%  152%      152%
4 years or less (but longer than
3 years) .......................   111%  113%  115%  117%  134%  152%      152%
5 years or less (but longer than
4 years) .......................   111%  113%  115%  117%  134%  152%      152%
7 years or less (but longer than
5 years) .......................   114%  116%  118%  120%  136%  152%      152%
10 years or less (but longer
than 7 years) ..................   116%  118%  120%  122%  137%  152%      152%
15 years or less (but longer
than (but longer than 10
years) .........................   120%  122%  124%  124%  139%  152%      152%
30 years or less (but longer
than 15 years) .................   124%  127%  129%  129%  145%  152%      152%
Greater than 30 years ..........   124%  127%  129%  129%  145%  152%      152%

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percent set forth under "not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch. The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved

     Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%. Fitch Discount Factors for corporate debt securities shall also be applied to any Swaps (including Total Returns Swaps and Interest Rate Swaps).

The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

     (ii) Preferred stock: the Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

PREFERRED STOCK (1)                                              DISCOUNT FACTOR
-------------------                                              ---------------
AAA...........................................................         130%
AA............................................................         133%
A.............................................................         135%
BBB...........................................................         139%
BB............................................................         154%
Not rated or below BB.........................................         161%
Investment grade DRD..........................................         164%
Not rated or below investment grade DRD.......................         200%

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percent set forth under "not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.

     (iii) Common stock and warrants: The Fitch Discount Factor applied to common stock will be:

                             Large-cap stocks: 200%

                              Mid-cap stocks: 233%

                             Small-cap stocks: 286%

                                  Others: 370%

See "Fitch Eligible Assets - common stocks" for definitions of large-cap, mid-cap and small-cap stocks.

     (iv) Convertible securities: the Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

     (v) U.S. Government Securities:

TIME REMAINING TO MATURITY                                       DISCOUNT FACTOR
--------------------------                                       ---------------
1 year or less................................................        101.5%

2 years or less (but longer than 1 year)......................          103%

3 years or less (but longer than 2 years).....................          105%

4 years or less (but longer than 3 years).....................          107%

5 years or less (but longer than 4 years).....................          109%

7 years or less (but longer than 5 years).....................          112%

10 years or less (but longer than 7 years)....................          114%

15 years or less (but longer than 10 years)...................          122%

20 years or less (but longer than 15 years)...................          130%

25 years or less (but longer than 20 years)...................          146%

Greater than 30 years.........................................          154%

     (vi) Short-Term Investments and Cash: the Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and Municipal Debt Obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at part exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at part no exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at part exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash and investments in Rule 2a-7 money market funds.

     (vii) Rule 144A Securities: the Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in subsection (i), multiplied by 110% until such securities are registered under the Securities Act. This Discount Factor is only applicable to Rule 144A Securities without registration rights.

     (viii) Senior Loans: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

FITCH LOAN CATEGORY   DISCOUNT FACTOR
-------------------   ---------------
         A                  115%
         B                  130%
         C                  152%
         D                  370%

          Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

     (ix) Asset-backed and mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

                       ASSET TYPE (WITH
          TIME REMAINING TO MATURITY, IF APPLICABLE)             DISCOUNT FACTOR
          ------------------------------------------             ---------------
U.S. Treasury/agency securities (10 years or less)                     118%
U.S. Treasury/agency securities (greater than 10 years)                127%
U.S. agency sequentials (10 years or less)                             128%
U.S. agency sequentials (greater than 10 years)                        142%
U.S. agency principal only securities                                  236%
U.S. agency interest only securities (with Market Value
   greater than $0.40)                                                 696%
U.S. agency interest only securities (with Market Value less
   than or equal to $0.40)                                             214%
AAA LockOut securities, interest only                                  236%
U.S. agency planned amortization class bonds (10 years or
   less)                                                               115%
U.S. agency planned amortization class bonds (greater than 10
   years)                                                              136%
AAA sequentials (10 years or less)                                     118%
AAA sequentials (greater than 10 years)                                135%
AAA planned amortization class bonds (10 years or less)                115%
AAA planned amortization class bonds (greater than 10 years)           140%
Jumbo mortgage rated AAA(1)                                            123%
Jumbo mortgage rated AA(1)                                             130%
Jumbo mortgage rated A(1)                                              136%
Jumbo mortgage rated BBB(1)                                            159%
Commercial mortgage-backed securities rated AAA                        131%
Commercial mortgage-backed securities rated AA                         139%
Commercial mortgage-backed securities rated A                          148%
Commercial mortgage-backed securities rated BBB                        177%
Commercial mortgage-backed securities rated BB                         283%
Commercial mortgage-backed securities rated B                          379%
Commercial mortgage-backed securities rated CCC or not rated           950%

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

     (x) Futures and call options: for purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Trust, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Trust and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

     (xi) Securities lending: the Trust may engage in securities lending in an amount not to exceed 10% of the Trust's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Trust in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Trust's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Trust's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Trust in a securities lending transaction and maintained by the Trust in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

     (xiii) Swaps (including Total Return Swaps and Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

     If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

     (a) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

     (b) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS.

     (c)(1) The underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Trust will not include a credit default swap as a Fitch Eligible Asset purchase by the Trust without the Trust holding the underlying security or when the Trust buys a credit default swap for a basket of securities without holding all the securities in the basket.

     (xiv) Municipal Obligations: the Fitch Discount Factor for Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

                                 RATING CATEGORY

Exposure Period              AAA*   AA*    A*   BBB*   F1**   UNRATED***
---------------              ----   ---   ---   ----   ----   ----------
7 weeks...................   151%   159%  166%  173%   136%      225%
8 weeks or less but
   greater than 7 weeks...   154%   161%  168%  176%   137%      231%
9 weeks or less but
   greater than 8 weeks...   158%   163%  170%  177%   138%      240%

----------

* Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

** Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

*** Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.

Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

     "Fitch Eligible Assets" means:

     (i) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty
(30) days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

     (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other case, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

     (iii) U.S. Government Securities;

     (iv) Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Trust that including debt securities from such foreign country will adversely impact Fitch's rating of the AMPS (the "Approved Foreign Nations"),
(3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."

     (v) Preferred stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

     (vi) Rule 144A Securities;

     (vii) Interest Rate Swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the originals aggregate notional amount of the Interest Rate Swap transaction or transactions is not greater than the Liquidation Preference of the AMPS original issued;

     (viii) Swaps, including Total Return Swaps entered into according to ISDA;

     (ix) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS;

     (x) asset-backed and mortgage-backed securities;

     (xi) senior loans; and

     (xii) Fitch Hedging Transactions.

     Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

     Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

     Fitch diversification limitations: portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

DEBT SECURITIES   Maximum Single    Maximum Single   Minimum Issue Size
 RATED AT LEAST     Issuer (1)     Industry (1)(2)   ($ in million) (3)
---------------   --------------   ---------------   ------------------
AAA............        100%              100%               $100
AA-............         20%               75%               $100
A-.............         10%               50%               $100
BBB-...........          6%               25%               $100
BB-............          4%               16%               $ 50
B-.............          3%               12%               $ 50
CCC............          2%                8%               $ 50

(1) Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.

(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3) Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

     "Fitch Hedging Transactions" has the meaning set forth in Section 8 of Part I of this Statement.

     "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

     Aerospace & Defense

     Automobiles

     Banking, Finance & Real Estate

     Broadcasting & Media

     Building & Materials

     Cable

     Chemicals

     Computers & Electronics

     Consumer Products

     Energy

     Environmental Services

     Farming & Agriculture

     Food, Beverage & Tobacco

     Gaming, Lodging & Restaurants

     Healthcare & Pharmaceuticals

     Industrial/Manufacturing

     Insurance

     Leisure & Entertainment

     Metals & Mining

     Miscellaneous

     Packaging and Containers

     Paper & Forest Products

     Retail

     Sovereign

     Structured Finance Obligations

     Supermarkets & Drugstores

     Telecommunications

     Textiles & Furniture

     Transportation

     Utilities

     The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

     "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

     (i) "Fitch Loan Category A" means Performing Bank Loans, which have a Market Value or an Approved Price greater than or equal to $0.90.

     (ii) "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

     (iii) "Fitch Loan Category C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody 's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

     (iv) "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

     Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

     "Forward Commitment" has the meaning set forth in Section 8(a)(vi) of Part I of this Statement.

     "Holder" means a Person identified as a holder of record of AMPS in the Share Register.

     "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Trust.

     "Initial Dividend Period," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in
Section 2(d) of Part I of this Statement.

     "Late Charge" shall have the meaning specified in subparagraph (e)(i)(B) of
Section 2 of Part I of this Statement.

     "LIBOR Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Trust from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

     "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall
determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate;
(ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

     "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

     "Liquidation Preference," with respect to a given number of AMPS, means $25,000 times that number.

     "London Business Day" means any day on which commercial banks are generally open for business in London.

     "Long Term Dividend Period" means a Special Dividend Period consisting of a specific period of one whole year or more but not greater than five years.

     "Market Value" of any asset of the Trust shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of the Trust.

     "Maximum Applicable Rate" with respect to AMPS for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Reference Rate times the Applicable Spread. The Reference Rate will be the LIBOR Rate (for a dividend period of fewer than 365 Days) or the Treasury Index

Rate (for a dividend period of 365 days or more). The Applicable Percentage and the Applicable Spread for any regular dividend period will be determined based on the credit ratings assigned to the AMPS by Moody's and Fitch on the auction date for such period as set forth in the definition of "Applicable Percentage and Applicable Spread". If Moody's and/or Fitch do not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a Substitute Rating Agency. In the case of a special rate period, (1) the Maximum Applicable Rate will be specified by the Trust in the Notice of Special Dividend Period for such Dividend Payment Period, (2) the Applicable Percentage and Applicable Spread will be determined on the date two business days before the first day of such Special Dividend Period, and (3) the Reference Rate will be the LIBOR Rate (for a Dividend Period of fewer than 365 days) or the Treasury Index Rate (for a Dividend Period of 365 days or more). The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

     "Minimum Dividend Period" shall mean any Dividend Period of seven (7) days.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percent determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

     (i) Non-Convertible Corporate Debt Securities: the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below:

                                                               Moody's Rating Category
Term to Maturity of                                -----------------------------------------------
Corporate Debt Security (2)                        Aaa    Aa    A    Baa    Ba    B    Unrated (1)
---------------------------                        ---   ---   ---   ---   ---   ---   -----------
1 year or less .................................   109%  112%  115%  118%  137%  150%      250%
2 years or less (but longer than 1 year) .......   115%  118%  122%  125%  146%  160%      250%
3 years or less (but longer than 2 years) ......   120%  123%  127%  131%  153%  168%      250%
4 years or less (but longer than 3 years) ......   126%  129%  133%  138%  161%  176%      250%
5 years or less (but longer than 4 years) ......   132%  135%  139%  144%  168%  185%      250%
7 years or less (but longer than 5 years) ......   139%  143%  147%  152%  179%  197%      250%
10 years or less (but longer than 7 years) .....   145%  150%  155%  160%  189%  208%      250%
15 years or less (but longer than 10 years) ....   150%  155%  160%  165%  196%  216%      250%
20 years or less (but longer than 15 years) ....   150%  155%  160%  165%  196%  228%      250%
30 years or less (but longer than 20 years) ....   150%  155%  160%  165%  196%  229%      250%
Greater than 30 years ..........................   165%  173%  181%  189%  205%  240%      250%

(1) If a corporate debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

     (ii) Preferred stock: (A) The Moody's Discount Factor for taxable preferred stock including convertible preferred stock shall be:

Aaa ..................   150%
Aa ...................   155%
A ....................   160%
Baa ..................   165%
Ba ...................   196%
Not Rated ............   250%

     (B) Moody's Discount Factor for DRD-eligible preferred stock:

INVESTMENT GRADE .........................   165%
non-investment grade .....................   216%


     (iii) Convertible securities: (A) rated by Moody's S&P or Fitch

     Equity- the convertibles is this group would have a delta that ranges between 1-0.8. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

     Total Return- the convertibles in this group would have a delta that ranges between 0.8-0.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

     Yield Alternative- the convertibles in this group would have a delta that ranges between 0.4-0. For this category the discount factors used are based on Moody's rating for corporate debt securities table.

     (B) Unrated convertible bonds would receive a discount factor of 250%.

     (iv) Short-term instruments: the Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash and investments in 2a-7 money market funds.

     (v) U.S. Government Securities and U.S. Treasury Strips:

                                                   U.S. Government Securities   U.S. Treasury Strips
Remaining Term to Maturity                               Discount Factor           Discount Factor
--------------------------                         --------------------------   --------------------
1 year or less..................................              107%                      107%
2 years or less (but longer than 1 year)........              113%                      115%
3 years or less (but longer than 2 years).......              118%                      121%
4 years or less (but longer than 3 years).......              123%                      128%
5 years or less (but longer than 4 years).......              128%                      135%
7 years or less (but longer than 5 years).......              135%                      147%

10 years or less (but longer than 7 years) .....              141%                      163%
15 years or less (but longer than 10 years) ....              146%                      191%
20 years or less (but longer than 15 years) ....              154%                      218%
30 years or less (but longer than 20 years) ....              154%                      244%

     (vi) Rule 144A Securities: the Moody's Discount Factor applied for Rule 144A Securities will be 120% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act. This Discount Factor is only applicable to Rule 144A Securities without registration rights.

     (vii) Bank Loans: The Moody's Discount Factor applied to secured floating rate loans ("Bank Loans") shall be the percentage specified in accordance with the table set forth below (or such lower percentage as Moody's may approve in writing from time to time):

                             MOODY'S RATING CATEGORY

                                                                        CAA AND BELOW
                                                                          (INCLUDING
                                                                          DISTRESSED
                                                                         TYPE OF LOAN
TYPE OF LOAN                             AAA-A   BAA AND BA(1)   B(1)    AND UNRATED)
------------                             -----   -------------   ----   -------------
Senior Loans greater than $250 MM ....    118%        136%       149%        250%
Non-Senior Bank Loans greater than ...    128%        146%       159%        250%
   $250 MM
Bank Loans less than $250 MM .........    138%        156%       169%        270%
Second Lien Bank Loans ...............    168%        185%       200%        270%
Third and Fourth Lien Bank Loans .....    218%        240%       260%        351%
                                          ===         ===        ===         ===

(1) If a Bank Loan is not rated by any of Moody's, S&P or Fitch Ratings, the Trust will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above. Ratings assigned the S&P and/or Fitch are generally accepted by Moody's face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

In addition, the Trust may make commitments to fund specified amounts and under certain existing credit arrangements, there could be unfunded loan commitments. The unfunded portion of those loan commitments is valued and the Moody's Discount Factor applied to the net unrealized appreciation of those loan commitments is 270%.

     (viii) Asset-backed and mortgage-backed securities: the Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security in accordance with the table set forth below:

Remaining Term to Maturity                           Discount Factor
--------------------------                           ---------------
3 years or less...................................         133%
7 years or less (but longer than 3 years).........         142%
10 years or less (but longer than 7 years)........         158%
20 years or less (but longer than 10 years).......         174%
Greater than 20 years.............................         205%

The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security in accordance with the table set forth below:

Coupon       Discount Factor
------       ---------------
5%                 166%
6%                 162%
7%                 158%
8%                 154%
9%                 151%
10%                148%
11%                144%
12%                142%
13%                139%
adjustable         165%

The Moody's Discount Factor applied to fixed-rate pass-through that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security in accordance with the table set forth below:

Coupon       Discount Factor
------       ---------------
5%                 172%
6%                 167%
7%                 163%
8%                 159%
9%                 155%
10%                151%
11%                148%
12%                145%
13%                142%
adjustable         170%

     (ix) Structured Notes: the Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (v) under this definition.

     (x) Municipal debt obligations: the Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

Exposure Period               Aaa    Aa    A    Baa   MIG-1 (1)   MIG-1 (2)   Unrated (3)
---------------               ---   ---   ---   ---   ---------   ---------   -----------
7 weeks                       151%  159%  160%  173%     135%        148%         225%
8 weeks or less but greater   154%  161%  168%  176%     137%        149%         231%
   than seven weeks
9 weeks or less but greater   158%  163%  170%  177%     138%        150%         240%
   than eight weeks

(1) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S& P and Fitch that have a maturity less than or equal to 49 days.

(2) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

(3) If a Municipal Bond is rated Baa or below by Moody's or if unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in the table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.




     Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold that are due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for Municipal Obligations Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the Municipal Obligations sold.


     "Moody's Eligible Assets" means:

     (i) Cash (including interest and dividends) due on assets rated (A) Baa3 or higher by Moody's or rated equivalently by other rating agency if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are
(A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term rating of at least P-1 or equivalent rating from other rating agencies;

     (ii) Short-term Money Market Instruments so long as (A) such securities are rated at least P-1 or equivalent short-term rating from other rating agencies,
(B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 or equivalent long-term rating from other rating agencies, or (C) in all other cases, the supporting entity (1) is rated A2 or equivalent rating from other rating agencies and the security matures within one month, (2) is rated A1 or equivalent rating from other rating agencies and the security matures within three months or (3) is rated at least Aa3 or equivalent rating from other rating agencies and the security matures within six months;

     (iii) U.S. Government Securities and U.S. Treasury Strips;

     (iv) Rule 144A Securities;

     (v) Senior Loans and other Bank Loans approved by Moody's;

     (vi) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.

     For corporate debt securities that do not pay interest in U.S. dollars, the Trust sponsor will contact Moody's to obtain the applicable currency conversion rates.

Notwithstanding the foregoing limitations, corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

     (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

     (viii) Common stocks which (A) are traded on a nationally recognized stock exchange or in the over the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars, (C) may be sold without restriction by the Trust; provided, however, that common stock which, while a Moody's Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's;

     (ix) American Depository Receipts (ADRs): (A) denominated in any currency other than the US dollar (B) securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which ADRs or their equivalents are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia, provided, however, that the aggregate Market Value of the Trust's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Trust's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

     (x) Asset-backed and mortgage-backed securities:

     (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA- by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years;

     (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

     (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

     (D) Consolidated senior debt obligations of FHLBs, senior long-term debt of the FNMA, and consolidated system wide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

     (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC - Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

     (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

     (G) Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and
(e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

     (xi) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000. In addition, Municipal Obligations in the Trust's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible Assets:

                                  Minimum                          Maximum State
                                Issue Size    Maximum Underlying      Allowed
Rating                         ($ Millions)     Obligor (%) (1)     (%) (1)(3)
------                         ------------   ------------------   -------------
Aaa......................           N/A               100               100
Aa.......................            10                20                60
A........................            10                10                40
Baa......................            10                 6                20
Ba.......................            10                 4                12
B........................            10                 3                12
Other (2)................            10                 2                12

----------

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(2) Municipal Obligations rated Caa or below by Moody's, or if not rated by Moody's rated the equivalent by S&P or Fitch and unrated securities.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

For purposes of the maximum underlying obligor requirement described above, any Municipal Obligations backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligations.

When the Trust sells a Municipal Obligation and agrees to repurchase it at a future date, the Discounted Value of such Municipal Obligation will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such Municipal Obligation will count as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. For so long as the AMPS are rated by Moody's, the Trust will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the rating then assigned the Preferred Shares by Moody's. When the Trust purchases a Municipal Obligation and agrees to sell it at a future date to another party, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Discounted Value of such Obligation will constitute a Moody's Eligible Asset.

     (xii) Structured Notes and rated TRACERs; and TRAINS.

     (xiii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.

Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

          -    have not filed for bankruptcy within the past year;

          - are current on all principle and interest in their fixed income obligations;

          -    are current on all preferred stock dividends; and

          - possess a current, unqualified auditor's report without qualified, explanatory language.

Moody's Diversification Limitations. In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

Debt Securities:


                              Maximum Single    Maximum Single   Minimum Issue Size
Ratings (1)                    Issuer (2)(3)   Industry (3)(4)   ($ in million) (5)
-----------                   --------------   ---------------   ------------------
Aaa                                 100%             100%              $100
Aa                                   20%              60%              $100
A                                    10%              40%              $100
CS (6) Baa                            6%              20%              $100
Ba                                    4%              12%              $ 50 (7)
B1-B2 (8)                             3%               8%              $ 50 (7)
B3 or below and unrated (8)           2%               5%              $ 50 (7)

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3)  Percentages represent a portion of the aggregate portfolio Market Value.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5)  Except for preferred stock, which has a minimum issue size of $50 million.

(6) CS refers to common stock which is diversified independently from its rating level

(7) Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Fund's total assets.




(8) Portfolio holdings rated B and below by Moody's or equivalent rating from other rating agencies taken together with unrated securities in excess of 10% of the aggregate portfolio Market Value shall not be considered Moody's Eligible Assets.

Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Trust in connection with an outstanding derivative transaction.

     "Moody's Hedging Transactions" has the meaning set forth in Section 8 of
Part I of this Statement.

     "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the AMPS):

1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, and Ammunition

2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

7.   Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
     Glass, Metal, Paper, Plastic, Wood or Fiberglass

8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

9.   Diversified/Conglomerate Manufacturing

10.  Diversified/Conglomerate Service

11. Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

16.  Grocery: Grocery Stores, Convenience Food Stores

17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

18.  Home and Office Furnishings, House wares, and Durable Consumer Products:
     Carpets, Floor Coverings, Furniture, Cooking, Ranges

19.  Hotels, Motels, Inns and Gaming

20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, and Steam Generators

23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

24.  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

30.  Personal Transportation: Air, Bus, Rail, Car Rental

31.  Utilities: Electric, Water, Hydro Power, Gas

32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

     The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.

     "Municipal Obligations" means municipal obligations, including municipal bonds and short-term municipal obligations, the interest from which is exempt from federal income taxes.

     "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

     "Non-Payment Period Rate" means, initially, 300% of the applicable Reference Rate, provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and Moody's and Fitch's (and any Substitute Rating Agency in lieu of Moody's or Fitch in the event Moody's or Fitch shall not rate the AMPS) advise the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the AMPS.

     "Notice Of Redemption" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 9 of Part I of this Statement.

     "Notice Of Special Dividend Period" shall mean any notice with respect to a Special Dividend Period of AMPS pursuant to subparagraph (d)(i) of Section 3 of
Part I of this Statement.

     "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

     "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     "Outstanding" means, as of any date (i) with respect to AMPS, AMPS theretofore issued by the Trust except, without duplication, (A) any AMPS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to Section 9 of Part I of this Statement and (B) any AMPS as to which the Trust or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that AMPS held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to other preferred shares of beneficial interest of the Trust, the meaning equivalent to that for AMPS as set forth in clause (i).

     "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional AMPS.

     "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).

     "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of AMPS on such date and the Liquidation Preference (plus redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of AMPS outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding AMPS from such first Dividend Payment Dates therefore referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the AMPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the AMPS for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of
(i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).

     "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by Section 6 of Part I of this Statement) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

     "Preferred Shares Basic Maintenance Report" means a report as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     "Preferred Shares Paying Agent" means Deutsche Bank Trust Company Americas unless and until another bank or trust company has been appointed as Preferred Shares Paying Agent by a resolution of the Board of Trustees and thereafter such substitute bank or trust company.

     "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

     "Pricing Service" means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

     "Rating Agency" means a nationally recognized statistical rating organization.

     "Receivables for Municipal Obligations Sold" shall mean for purposes of calculation of Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from the Rating Agency or (y) with counterparties having the Rating Agency's long-term debt rating of at least Baa3; and (ii) the Rating Agency's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

     "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

     "Reference Banks" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC or any other major bank in the London interbank market chosen by the LIBOR Dealer or Substitute LIBOR Dealer.

     "Reference Rate" means (i) with respect to a dividend period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a dividend period having 365 or more days, the applicable Treasury Index Rate.

     "Rule 2a-7 Money Market Funds" means investment companies registered under the 1940 Act that comply with Rule 2a-7 thereunder.

     "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successors.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust as securities depository for the AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

     "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     "Series M7 AMPS" means the Auction Market Preferred Shares, Series M7.

     "Series W7 AMPS" means the Auction Market Preferred Shares, Series W7.

     "Series TH7 AMPS" means the Auction Market Preferred Shares, Series TH7.

     "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

     "Share Register" means the register of Holders maintained on behalf of the Trust by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

     "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than fourteen nor more than 364.

     "Special Dividend Period," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

     "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 9 of Part I of this Statement.

     "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both of (i) a period (a "Non-Call Period") determined by the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the AMPS subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Trust after consultation with the Auction Agent and the Broker-Dealers.

     "Submission Deadline" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" And "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of this Statement.

     "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     "Subsequent Dividend Period," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Dividend Period of shares of such series to but excluding the next Dividend Payment Date for shares of such Series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

     "Substitute LIBOR Dealer" means any LIBOR dealer selected by the Fund as to which Moody's, Fitch or any other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a LIBOR Dealer.

     "Substitute Rating Agency" means a Rating Agency selected by the Trust to act as the substitute Rating Agency to determine the credit ratings of the AMPS.

     "Substitute U.S. Government Securities Dealer" means any U.S. Government securities dealer selected by the Fund as to which Moody's, Fitch or any other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

     "Sufficient Clearing Bids" has the meaning set forth in Section 3 of Part II of this Statement.

     "Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanges or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

     (i) "Interest Rate Swap" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay to each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal is exchanged between parties to the transaction; only interest is exchanged.

     (ii) "Total Return Swap" means an agreement between counterparties in which one party agrees to make payments of the total return from underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

     "Treasury Index Rate," means the average yield to maturity for actively traded, marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers selected by the Fund; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate will be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.

     "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

     "U.S. Government Securities Dealer" means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

     "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

     "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

     "Valuation Date" means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

     "Voting Period" has the meaning set forth in Section 4 of Part I of this Statement.

     "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.



                                    PART I.

1.   NUMBER OF AUTHORIZED SHARES.

     The number of authorized AMPS constituting the Series M7 AMPS shall be unlimited, of which 3,130 shares shall be issued on March 28, 2005, or such other date as the officers of the Trust shall determine. The number of authorized AMPS constituting the Series W7 AMPS shall be unlimited, of which 3,125 shares shall be issued on March 28, 2005, or such other date as the officers of the Trust shall determine. The number of authorized AMPS constituting the Series TH7 AMPS shall be unlimited, of which 3,125 shares shall be issued on March 28, 2005, or such other date as the officers of the Trust shall determine.

2.   DIVIDENDS.

     (a) Ranking. The shares of a series of the AMPS shall rank on parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

     (b) Cumulative Cash Dividends. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with this Statement and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage. To the extent permitted under the Code, dividends on AMPS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Trust.

     (c) Dividends Cumulative From Date of Original Issue. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

     (d) Dividend Payment Dates and Adjustment Thereof. (A) The Dividend Payment Dates with respect to the AMPS, for the Initial Dividend Period, shall be as set forth in the following table:

  SERIES     INITIAL DIVIDEND PAYMENT DATE
----------   -----------------------------
Series M7        April 5, 2005

Series W7        April 7, 2005

Series TH7       April 8, 2005

     (B) The Dividend Payment Date for any Subsequent Dividend Period shall be
(i) with respect to any Minimum Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day of such Subsequent Dividend Period, and (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the Business Day next succeeding the last day of such Subsequent Dividend Period (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date; and

     (C) Notwithstanding the foregoing, the Trust in its discretion may establish Dividend Payment Dates other than as provided in paragraph (d) of this
Section 2 of Part I of this Statement in respect of any Special Dividend Period of shares of a series of AMPS consisting of more than a Minimum Rate Period (a "Special Dividend Payment Date"); provided, however, that such Special Dividend Payment Dates shall be set forth in the Notice of Special Dividend Period relating to such Special Dividend Period, as delivered to the Auction Agent, which Notice of Special Dividend Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Special Dividend Payment Date shall be a Business Day and (2) the last Special Dividend Payment Date in respect of such Special Dividend Period shall be the Business Day immediately following the last day thereof.

     (D) The Dividend Payment Dates for any series of AMPS subsequently established by the Trust shall be as set forth in resolutions of the Board of Trustees establishing such series.

     (e) Dividend Rates and Calculation of Dividends.

(A) (i) Dividend Rates. the dividend rate on the AMPS during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Dividend Period of shares of such series shall be equal to the rate per annum set forth below:

  SERIES     INITIAL DIVIDEND RATE
----------   ---------------------
Series M7          3.00%

Series W7          3.00%

Series TH7         3.00%

     The initial dividend rate on any series of AMPS subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.

     For each Subsequent Dividend Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if:

     (A) an Auction for any such Subsequent Dividend Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date therefor;

     (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof, but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, and no Auction will be held in respect of shares of such series for the Subsequent Dividend Period thereof and the dividend rate for shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such Subsequent Dividend Period; or

     (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof, and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Dividend Period thereafter (or for any Dividend Period thereafter to and including the Dividend Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Dividend Period.

          (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid, by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000, and rounding the amount obtained to the nearest cent.

     (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Dividend Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends and Late Charges on shares of such Series and
(B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (g) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

     (h) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

     (i) Dividends Paid to Holders. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

     (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.   DESIGNATION OF SPECIAL DIVIDEND PERIODS.

     (a) The Trust, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for any series of AMPS will be a number of days (other than seven) evenly divisible by seven, and not more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, (i) an Auction for shares of such series is held on the Auction date immediately preceding the first day of such proposed Special Dividend Period,
(ii) Sufficient Clearing Bids were made in such Auction, and (iii) full cumulative dividends and any amounts due with respect to redemptions have been paid in full, and provided further that the Trust may not request a Special Dividend Period unless the Trust shall have received written confirmation from each Rating Agency that the Trust's election of the proposed Special Dividend Period would not impair the rating then assigned by such Rating Agency of the applicable series of AMPS and the lead Broker-Dealer designated by the Trust, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, does not object to the declaration of such Special Dividend Period. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the AMPS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS of that series, (v) the investment objectives of the Trust and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders.

     (b) After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Trust, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository, each Broker-Dealer and the Rating Agency which notice will specify the duration of the Special Dividend Period. The Trust will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, the Securities Depository and the Rating Agency on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount is not satisfied, on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Trust also shall provide a copy of such Notice of Special Dividend Period to each Rating Agency. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series of AMPS will be a Minimum Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a Minimum Dividend Period, and the Trust may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Minimum Dividend Period.

4.   VOTING RIGHTS.

     (a) One Vote Per Share of AMPS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of AMPS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two Trustees of the Trust out of the entire Board of Trustees (regardless of the number of Trustees), each share of preferred shares entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the AMPS shall only be entitled to elect the Trustees so designated as being elected by the holders of the AMPS, when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the Trustees.

     (b) Voting For Additional Trustees.

     (i) Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph
     (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

     (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

     (B) if at any time holders of preferred shares, including the AMPS, are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

     (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional Trustees as described in subparagraph (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the

     Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

     (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected Trustees of the Trust.

     (iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other AMPS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph
     (b)(i) of this Section 4.

     (c) Holders of AMPS to Vote on Certain Other Matters.

     (i) Increases in Capitalization. So long as any AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(i) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, if the Trust obtains written confirmation from Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the AMPS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Trust continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Share Asset Coverage and the Preferred Shares Basic Maintenance Amount requirements); or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

     (ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to amend the provisions of the Declaration which provide for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding AMPS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

     (d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, any provisions of Section 8 of Part I of this Statement and any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition or its rating of the AMPS, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the AMPS) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the AMPS:

Annual Valuation Date               Market Value
Applicable Percentage               Maximum Applicable Rate
Auditor's Confirmation              Moody's Discount Factor
Closing Transaction                 Moody's Eligible Asset
Deposit Securities                  Moody's Hedging Transaction
Discount Factor                     Moody's Industry Classification
Discounted Value                    Outstanding
Eligible Asset                      Preferred Shares Basic Maintenance Amount
Exposure Period                     Preferred Shares Basic Maintenance Cure Date
Failure to Deposit                  Preferred Shares Basic Maintenance Report
Fitch Discount Factor               Pricing Service
Fitch Eligible Asset                Receivables for Municipal Obligations Sold
Fitch Hedging Transaction           Reference Rate
Fitch Loan Category                 Swap
Fitch Industry Classification       Valuation Date
Forward Commitment                  1940 Act Cure Date
Independent Accountant              1940 Act Preferred Share Asset Coverage

     (e) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

     (f) No Preemptive Rights Or Cumulative Voting. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

     (g) Voting For Trustees Sole Remedy For Trust's Failure To Pay Dividends. In the event that the Trust fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

     (h) Holders Entitled To Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of AMPS and no share of AMPS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of
Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of AMPS held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.   1940 ACT PREFERRED SHARE ASSET COVERAGE.

The Trust shall maintain, as of the last Business Day of each month in which any AMPS are Outstanding, the 1940 Act Preferred Share Asset Coverage.

6.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

     (a) So long as AMPS are Outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

     (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or Fitch is then rating the AMPS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), (ii) Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust correctly determined in accordance with this Statement the assets of the Trust which constitute Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS), (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Account and shall provide a listing in its letter of any differences, (v) with respect to the Fitch ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Accountant will inquire of Fitch what such information is, and provide a listing in its letter of any differences), (vi) with respect to the Moody's ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in such Preferred Shares Basic Maintenance Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Auditor's Confirmation").

     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Auditors to provide to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) an Auditors' Confirmation as to such Preferred Shares Basic Maintenance Report.

     (e) If any Auditors' Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the
AMPS), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) promptly following receipt by the Trust of such Auditors' Confirmation.

     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to the Auction Agent (if either Moody's or Fitch is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

     (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

     (a) Dividends on Shares Other Than the AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     (b) Dividends and Other Distributions with Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

     (c) Other Restrictions on Dividends and Other Distributions. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this
Section 7 and paragraph (c) of Section 9 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.

8.   RATING AGENCY RESTRICTIONS.

     (a) For so long as any shares of AMPS are rated by Moody's, the Trust may buy or sell option contracts or write call options on portfolio securities, swaps and securities lending, however if the Trust intends to buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts it must receive written confirmation from Moody's to engage in such transactions as they could impair the ratings then assigned to the shares of AMPS by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

     (i) FUTURE AND CALL OPTIONS: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Moody's Eligible Assets. Likewise, assets held in segregated accounts, including assets used to cover good faith margin deposits and maximum daily variation payments, in connection with such futures and any uncovered call options shall not be included as Moody's Eligible Assets. For call options purchased by the Trust, the Market Value of the call options will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Trust and Moody's.

     (ii) SECURITIES LENDING: The Trust may engage in securities lending in an amount not to exceed 10% of the Trust's total gross assets or such other percentage as the Trust and Moody's may agree. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor (for Corporate Debt Securities in subsection (ii) under the definition of Moody's Discount Factor above) applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. Moreover, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these By-laws in securities that otherwise would qualify as Moody's Eligible Assets. As collateral for securities lent, the Trust also may receive securities that otherwise would qualify as Moody's Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Moody's Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Moody's Discount Factor, such excess shall be included as a Moody's Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount.

     (iii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS): Total Return and Interest Rate Swaps are subject to the following provisions:

     (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

     In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the outstanding shares of AMPS. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

     (B) (1) The underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Moody's Discount Factor (for Corporate Debt Securities in subsection (ii) under the definition of Moody's Discount Factor above) for each security subject to the swap;

     (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor (for Corporate Debt Securities in subsection (ii) under the definition of Moody's Discount Factor above) assessed based on the counterparty rating; and

     (3) The Trust will not include a credit default swap as a Moody's Eligible Asset purchased by the Trust without the Trust holding the underlying security or when the Trust buys a credit default swap for a basket of securities without holding all the securities in the basket.

     If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Trust's Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will either have a mutually agreed upon valuation by Moody's and the Trust for purposes of determining Moody's Eligible Assets or will be excluded from Moody's Eligible Assets. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.

For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

     (iv) If the Trust purchases or sells any exchange-traded futures, option or option on futures contract based on an index approved by Moody's, it is subject to the following limitations (exempt are transactions that are terminating contracts already held by the Trust):

- For financial futures contracts based on an index the total number of contracts purchased should not exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Moody's;

- Financial futures contracts based on an index approved by Moody's are limited to 80% of Moody's Eligible Assets or 50% of the Trust's holdings, whichever is greater; and

- Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated A by S&P or Fitch).

     The Trust may engage in financial futures contracts to close out any outstanding financial futures contract based on any index approved by Moody's, if the average open interest for the 30 days preceding the transaction as reported by The Wall Street Journal or any other respectable news source approved by Moody's is equal to or greater than the amount to be closed as determined by Moody's and the Trust.

     The Trust will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

     The Trust will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

     The Trust will not:

     (A) Engage in options and futures transactions for leveraging or speculative purposes;

     (B) Write any call option or sell any financial futures contracts for the purpose of hedging an anticipated purchase of an asset;

     (C) Enter into an option or futures transaction unless Moody's has been notified of the Trust's intentions. In addition, the Trust must present to Moody's that it will continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

     For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver to Moody's shall be as follows:

     (A) The call option written by the Trust must be either exchange-traded and "readily reversible" or expires within 49 days after the date of valuation and should be valued at the lesser of:

     (I) The Discounted Value, or

     (II) The exercise price of the call option written by the Trust;

     (B) Assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

     (C) Assets subject to put options written by the Trust shall be valued at the lesser of:

     (I) The exercise price of the put option, or

     (II) The Discounted Value of the subject security; and

     (D) Where delivery of a security or class of securities may be made to the Trust, it shall take delivery of the security or class of securities with the lowest Discounted Value.

     (v) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:

     (A) 10% of the exercise price of a written call option;

     (B) The exercise price of any written put option;

     (C) The settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and

     (D) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

     (vi) For so long as any AMPS are rated by Moody's, the Trust may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("Forward Commitments"), provided that:

     (A) The Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated A1+/AA, SP-1+/AA, A or AA or higher by S&P, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

     (B) The Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Forward Commitments will be calculated by applying the respective Moody's Discount Factor.

     (b) For so long as any AMPS are rated by Fitch, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such AMPS by Fitch, except that the Trust may enter into Interest Rate Swaps, purchase or sell exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchase, write or sell exchange-traded put options on such futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts ("Fitch Hedging Transactions"), subject to the following limitations:

          (i) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("closing transactions")) that would cause the Trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

          (ii) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Trust at the time of such transaction to own or have sold:

          (A) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Trust and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S & P); or

          (B) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

          (iii) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.

          (iv) The Trust may not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

     (c) For so long as shares of AMPS are rated by either Moody's or Fitch, the Trust will not, unless it has received written confirmation from Moody's, as the case may be, that such action would not impair the ratings then assigned to shares of AMPS by Moody's or Fitch, as the case may be, (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Trust's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets to be less than the Preferred Shares Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, (iv) reissue any AMPS previously purchased or redeemed by the Trust, (v) merge or consolidate into or with any other Trust or entity, (vi) change the Pricing Service or (vii) engage in reverse repurchase agreements.

9.   REDEMPTION.

     (a) Optional Redemption.

          (i) To the extent permitted under the 1940 Act and Delaware law, the Trust at its option may, without the consent of the holders of AMPS, redeem AMPS having a Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a Dividend Period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Trust will not make any optional redemption unless, after giving effect thereto (i) the Trust has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reasons of the redemption of the AMPS on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding AMPS, and all other outstanding preferred shares have been or are being contemporaneously paid or set aside for payment. A Notice of Special Dividend Period relating to a Special Dividend Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Dividend Period or shall be redeemable during the whole or any part of such Special Dividend Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (iii) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.

     (b) Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Trust fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Trust deems fair and equitable.

     (c) Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this
Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 40 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

     (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

     (f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of AMPS subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of AMPS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 9, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the

1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

     (i) Only Whole AMPS May be Redeemed. In the case of any redemption pursuant to this Section 9, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

     (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 9, the Trust may modify any or all of the requirements relating to the Notice of Redemption without the consent of the holders of the AMPS or Common Shares, provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of AMPS.

10.  LIQUIDATION RIGHTS.

     (a) Ranking. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

     (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Trust.

     (c) Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

     (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.  MISCELLANEOUS.

     (a) Amendment to Add Additional Series. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or
(2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the Series and AMPS theretofore described thereon. Each such additional Series and all such additional shares shall be governed by the terms of this statement.

     (b) No Fractional Shares. No fractional shares of AMPS shall be issued.

     (c) Status of AMPS Redeemed, Exchanged or Otherwise Acquired by the Trust. AMPS, which are redeemed, exchanged or otherwise acquired by the Trust, shall return to the status of authorized and unissued preferred shares without designation as to series.

     (d) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

     (e) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only shall not affect the meaning or interpretation of this statement.

     (f) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

     (g) Certificate for AMPS. The certificates representing shares of the AMPS shall be executed by the President, any Vice President, Treasurer, or any Assistant Treasurer of the Trust and by the Secretary or an Assistant Secretary of the Trust and shall be in the form attached hereto as Annex A with such changes thereto as the officers of the Trust executing such certificate shall determine to be necessary or desirable.


                                    PART II.

1.   ORDERS.

     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

          (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

          (B) the number of Outstanding shares, if any, of such series to be purchased or held by such Beneficial Owner, if the Applicable Rate for shares of such series for the next Dividend Period is not less than the rate specified in the bid, and which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

          (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

     (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

          (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
     Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

          (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such Series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

          (A) the number of Outstanding shares of such series specified in such Sell Order; or

          (B) such number or a lesser number of Outstanding shares of such Series as set forth in clause (iii) of paragraph (b) of Section 4 of this
     Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this
     Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

          (B) such number or a lesser number of Outstanding shares of such Series as set forth in clause (v) of paragraph (a) of Section 4 of this
     Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

          (c) No Order for any number of AMPS other than whole shares shall be valid.

2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

          (ii) the aggregate number of shares of such series that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

          (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

          (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

          (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c) If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

          (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

          (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

          (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

          (ii) from the Submitted Orders for shares of such series whether:

          (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series; exceeds or is equal to the sum of;

          (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and

          (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

     (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

          (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

          (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Applicable Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or

          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the Dividend Period to which such Auction relates shall be a Minimum Dividend Period and the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be 90% of the applicable Reference Rate on such Auction Date.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

     (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

          (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

          (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

          (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted

     Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

          (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph
     (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

          (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and

          (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to

     Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

     (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) None of the Trust, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.   AUCTION AGENT.

     For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which however may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.


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

The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.   TRANSFER OF AMPS.

     Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.   GLOBAL CERTIFICATE.

     Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

8.   FORCE MAJEURE.

     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

APPENDIX D -- SETTLEMENT PROCEDURES

                              SETTLEMENT PROCEDURES

     Capitalized terms used herein shall have the respective meanings specified in the Statement of Preferences.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
(b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.


                                      D-3